Exhibit 10.1

AMENDMENT NO. 3

AMENDMENT NO. 3 (this “Amendment”), dated as of April 27, 2012, amends the (i) CREDIT AGREEMENT (as defined below) and (ii) GUARANTEE AND COLLATERAL AGREEMENT, dated as of February 13, 2007, as amended, supplemented or otherwise modified prior to the date hereof (the “Guarantee and Collateral Agreement”), among each of the Grantors (as defined therein) from time to time parties thereto and Barclays Bank PLC (as successor to Lehman Commercial Paper Inc.), as administrative agent (in such capacity, the “Administrative Agent”), and is among National CineMedia, LLC, a Delaware limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to this Amendment, the Administrative Agent and the other parties listed on the signature pages hereto. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

PRELIMINARY STATEMENTS:

(1) The Borrower, the Administrative Agent and the Lenders are party to the Credit Agreement dated as of February 13, 2007 (as amended by the Amendment No. 1 (as defined below), and as further amended by Amendment No. 2 (as defined below), the “Credit Agreement”).

(2) The Borrower, the Administrative Agent, the Required Lenders, the Revolving Credit Lenders and Lehman Commercial Paper, Inc. (“Lehman”) are party to the Amendment, Resignation, Waiver, Consent and Appointment Agreement entered into as of March 31, 2010 (“Amendment No. 1”), whereby, amongst other things, the Revolving Credit Commitments of Lehman were reduced to zero ($0.00) and the outstanding principal amount of Revolving Credit Loans held by Lehman at such time (the “Termed-Out Revolving Credit Loans”) were to be paid on the earlier of the Revolving Credit Termination Date or such other date as the Revolving Credit Commitments shall be terminated in full.

(3) The Borrower, the Administrative Agent, the Required Lenders, the Replacement Revolving Credit Lenders (as defined therein) are party to Amendment No. 2 to the Credit Agreement dated as of June 20, 2011 (“Amendment No. 2”), whereby, among other things, the Revolving Credit Commitments of each Replacement Revolving Credit Lender were replaced in full with the Replacement Revolving Credit Commitments (as defined therein) on the Amendment No. 2 Effective Date (as defined therein), and the Revolving Credit Termination Date was extended to December 31, 2014.

(4) The Borrower and each party to this Amendment designated as a “2017 Revolving Credit Lender” on its signature page hereto (each a “2017 Revolving Credit Lender”) wish to extend the Revolving Credit Commitments of such 2017 Revolving Credit Lenders on the terms set forth herein, including (i) increasing the Applicable Margin applicable thereto as set forth herein and in Annex I hereto and (ii) providing that the maturity date of such extended Revolving Credit Commitments shall be extended as set forth herein and in Annex I hereto.

(5) The Borrower and the Required Lenders party hereto have agreed to amend the Credit Agreement and the Guarantee and Collateral Agreement to effect the changes described above and to (i) permit the issuance of the Senior Secured Notes (as defined below) so long as not less than $315,000,000 of the proceeds thereof are used to prepay Term Loans, (ii) permit further extensions and replacements of the Revolving Credit Facilities (as defined in Annex I hereto) with only the consent of those lenders who agree to such extension or replacement, respectively and (iii) other changes as hereinafter set forth.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Revolving Credit Commitment Maturity Date Extension. Each 2017 Revolving Credit Lender agrees (i) to convert 100% of its existing Original Revolving Credit Commitment (as defined in Annex I hereto) and any Original Revolving Credit Loans (as defined in Annex I hereto) outstanding thereunder into a 2017 Revolving Credit Commitment and 2017 Revolving Credit Loans, respectively, (ii) agrees that as of the Amendment No. 3 Effective Date the amount of its 2017 Revolving Credit Commitment shall be as set forth in Schedule 1 hereto under the heading “2017 Revolving Credit Commitment” as of the Amendment No. 3 Effective Date, (iii) the Original Revolving Credit Loans of each Original Revolving Credit Lender (as defined in Annex I hereto) that is not a 2017 Revolving Credit Lender shall remain outstanding and be reclassified as 2014 Revolving Credit Loans on the same terms as in existence prior to the Amendment No. 3 Effective Date (other than those terms that are amended pursuant to Sections 2 and 3 hereunder) and (iv) the amounts of the 2014 Revolving Credit Loans shall be set forth in Schedule 1 hereto under the heading “2014 Revolving Credit Loan”.

SECTION 2. Amendments to Credit Agreement.

(a) The Credit Agreement is, effective as of the Amendment No. 3 Effective Date, hereby amended to delete the ~~stricken text~~ (indicated textually in the same manner as the following example: ) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex I hereto, except that any Schedule or Exhibit to the Credit Agreement not amended pursuant to the terms of this Amendment or otherwise included as part of said Annex I shall remain in effect without any amendment or other modification thereto.

(b) The Credit Agreement is, effective as of the Amendment No. 1 Effective Date, hereby further amended by (i) replacing Exhibit D thereto with Exhibit D hereto, respectively, (ii) replacing Exhibit F-2 thereto with Exhibits F-2 and Exhibit F-3 hereto, (iii) replacing Exhibit F-3 thereto with Exhibit F-4 hereto, and (iv) adding thereto new Exhibit K, as set forth on Exhibit K hereto.

SECTION 3. Amendments to Guarantee and Collateral Agreement. The Guarantee and Collateral Agreement is, effective as of the Amendment No. 3 Effective Date, hereby amended as follows:

(a) Section 4.3(b) of the Guarantee and Collateral Agreement is hereby amended by adding “(i)” immediately after the words “except for” and adding the following after the words “operation of law”:

“and (ii) Liens permitted by Section 7.3(s) of the Credit Agreement”.

(b) Section 4.7(d) of the Guarantee and Collateral Agreement is hereby amended by adding the words “or the security interest of the holders of the Senior Secured Notes permitted by Section 7.3(s) of the Credit Agreement and the Intercreditor Agreement” after the words “security interest created by this Agreement”.

(c) Section 5.8(b)(ii) of the Guarantee and Collateral Agreement is hereby amended by adding the words: “or the security interest of the holders of the Senior Secured Notes permitted by Section 7.3(s) of the Credit Agreement and the Intercreditor Agreement” after the words “security interest created by this Agreement”.

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(d) Section 5.8(b)(iii) of the Guarantee and Collateral Agreement is hereby amended by adding the words: “(other than the Intercreditor Agreement or as contemplated by the Intercreditor Agreement)” after the words “any agreement or undertaking”.

(e) The Guarantee and Collateral Agreement is hereby amended by inserting after Section 8.16 the following new section 8.17:

“8.17 Intercreditor Agreement. Notwithstanding anything to the contrary contained in this Agreement, if at any time the Administrative Agent shall enter into the Intercreditor Agreement and the Intercreditor Agreement shall remain outstanding, the rights granted to the Secured Parties hereunder, the lien and security interest granted to the Administrative Agent pursuant to this Agreement and the exercise of any right or remedy by the Administrative Agent hereunder shall be subject to the terms and conditions of the Intercreditor Agreement. In the event of any conflict between the terms of this Agreement and the Intercreditor Agreement, the terms of the Intercreditor Agreement shall govern and control with respect to any such right or remedy, and no such right, power or remedy granted to the Administrative Agent hereunder shall be exercised by the Administrative Agent, and no direction shall be given by the Administrative Agent, in contravention of the Intercreditor Agreement.”.

SECTION 4. Conditions to Effectiveness of Amendment No. 3. This Amendment, including the amendments set forth in Sections 2 and 3, shall become effective and the provisions set forth in Section 1 shall become operative on the date (the “Amendment No. 3 Effective Date”) when, and only when, the following conditions shall have been satisfied or waived by each applicable party:

(a) The Administrative Agent shall have received counterparts of this Amendment executed by a Responsible Officer of the Borrower, each of the 2017 Revolving Credit Lenders listed on Schedule 1 hereto and the requisite Lenders constituting Required Lenders or, as to any of the Lenders, written evidence reasonably satisfactory to the Administrative Agent that such Lender has executed this Amendment. For purposes of this Amendment, any Lender that has consented to this Amendment by submitting to the Administrative Agent a signature page to this Amendment at or prior to the Consent Deadline shall be deemed a “Consenting Lender”.

(b) The Agents shall have received evidence that all fees and expenses of the Agents for which invoices have been presented (including the reasonable fees and expenses of counsel to the Administrative Agent) shall have been paid.

(c) The Borrower shall have paid to the Administrative Agent, for the account of each Lender (other than any Defaulting Lender) that has executed a counterpart to this Amendment and returned its executed signature page to this Amendment to the Administrative Agent at or prior to 5:00 p.m., New York City time on April 23, 2012 (the “Consent Deadline”) consenting to the amendments and other terms set forth herein, (A) an amendment fee (the “Amendment Fee”) in an amount equal to 0.10% of the sum of the aggregate principal amount of the Term Loans or Revolving Credit Commitments, as applicable, of such Lender, if any, outstanding or in effect, as applicable, as of the Amendment No. 3 Effective Date (without giving effect to any prepayments of Term Loans on the Amendment No. 3 Effective Date pursuant to clause (k) below) and (B) an extension fee (the “Revolver Extension Fee”) in an amount equal to 0.50% of the sum of the aggregate amount of the 2017 Revolving Credit Commitment of such Lender, if any (it being understood that the Borrower shall have no liability to pay any of the Amendment Fee or the Revolver Extension Fee if the Amendment No. 3 Effective Date does not occur).

(d) The Administrative Agent shall have received the results of a recent lien search in each of the jurisdictions where any Loan Party is organized, and such search shall not reveal any liens on any of the assets of any Loan Party, except for Liens permitted by Section 7.3 of the Credit Agreement as amended by this Amendment.

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(e) Each document (including, without limitation, any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 7.3 of the Credit Agreement), shall have been filed, registered or recorded or shall have been delivered to the Administrative Agent in proper form for filing, registration or recordation.

(f) The Administrative Agent shall have received the executed legal opinion of Bryan Cave LLP, counsel to the Borrower, substantially in the form delivered by Holme Roberts & Owen LLP on the Closing Date. Such legal opinion shall cover such other matters incident to the transactions contemplated by this Amendment as the Administrative Agent may reasonably require and shall be addressed to the Administrative Agent and the Lenders.

(g) The Administrative Agent shall have received a solvency certificate from the chief financial officer of the Borrower substantially in the form delivered on the Closing Date.

(h) The Administrative Agent shall have received a certificate of the Borrower dated as of the Amendment No. 3 Effective Date signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower that, (i) the representations and warranties of the Borrower contained in Section 4 of the Credit Agreement and in any other Loan Document are true and correct in all material respects as if made on and as of the Amendment No. 3 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment and (ii) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(i) The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of such Loan Party’s organization, and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority and (ii) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 3 Effective Date certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Amendment No. 3 Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the manager (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and, in the case of the Borrower, the borrowings under the Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to clause (ii) above.

(j) Each Revolving Credit Lender shall have received, if requested at least two Business Days in advance of the Amendment No. 3 Effective Date, a Revolving Credit Note payable to the order of such Revolving Credit Lender duly executed by the Borrower in substantially the form of Exhibit F-2 or Exhibit F-3 to the Credit Agreement, as applicable, in each case as modified by this Amendment.

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(k) The Borrower shall have received proceeds from the issuance of $400,000,000 in aggregate principal amount of first lien senior secured notes due in 2022 on or prior to the Amendment No. 3 Effective Date (the “Senior Secured Notes”), and a portion of the proceeds of such Senior Secured Notes shall be used to prepay the Term Loans, on a pro rata basis, in an aggregate principal amount of not less than $315,000,000.

SECTION 5. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Each of the Borrower and each of its Subsidiaries (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (ii) has all requisite limited liability company or other organizational power and authority, and the legal right, to execute and deliver this Amendment and perform its obligations under this Amendment and the Loan Documents to which it is a party.

(b) The execution and delivery by the Borrower of this Amendment and the performance under this Amendment and the Loan Documents, (i) are within the Borrower’s power, (ii) have been duly authorized by all necessary organizational action, (iii) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (iv) will not conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.3 of the Credit Agreement), or require any payment to be made under any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the Properties of the Borrower.

(c) No consent, authorization, filing, notice or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required on or in respect of any Loan Party in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment except those consents, authorizations, filings, notices or other actions, the failure of which to obtain or make, would not reasonably be expected to have a Material Adverse Effect.

(d) This Amendment has been duly executed and delivered by the Borrower. This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

SECTION 6. Waivers. Each Lender that executes a counterpart to this Amendment as a “Consenting Lender” or as a “2017 Revolving Credit Lender” hereby waives the applicability of the provisions of Section 2.21 of the Credit Agreement with respect to any prepayment of Term Loans or Revolving Credit Loans resulting from the issuance of the Senior Secured Notes as contemplated by Section 4(k) hereof.

SECTION 7. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

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(b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) The Borrower hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents (as amended hereby) to which it is a party and (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by the Borrower pursuant to the Guarantee and Collateral Agreement) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents, subject to the terms thereof.

SECTION 8. Costs and Expenses The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.5 of the Credit Agreement.

SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic delivery (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NATIONAL CINEMEDIA, LLC,
as Borrower

By: National CineMedia, Inc., a Delaware corporation, its Manager

By:	/s/ Kurt C. Hall
Name:	Kurt C. Hall
Title:	President, Chief Executive Officer and Chairman

[Signature page to Amendment No. 3]

BARCLAYS BANK PLC,
as Administrative Agent

By:	/s/ Craig J. Malloy
	Name:	Craig J. Malloy
	Title:	Director

[Signature page to Amendment No. 3]

2017 REVOLVING CREDIT LENDERS:

Barclays Bank PLC
, as a 2017 REVOLVING CREDIT LENDER

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

Amount of 2017 Revolving Credit Commitment:

$20,000,000

[Signature page to Amendment No. 3]

2017 REVOLVING CREDIT LENDERS:

Chase Lincoln First Commercial Corporation as a 2017 REVOLVING CREDIT LENDER

By:	/s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: President

Amount of 2017 Revolving Credit Commitment:

$25,000,000

[Signature page to Amendment No. 3]

2017 REVOLVING CREDIT LENDERS:

Credit Suisse AG, Cayman Islands Branch, as a 2017 REVOLVING CREDIT LENDER

By:	/s/ BILL O’DALY
Name: BILL O’DALY
Title: DIRECTOR

By:	/s/ Tyler R. Smith
Name: Tyler R. Smith
Title: Associate

Amount of 2017 Revolving Credit Commitment:

$20,000,000.00

[Signature page to Amendment No. 3]

2017 REVOLVING CREDIT LENDERS:

Morgan Stanley Senior Funding, Inc.
[please print or type name of institution], as a 2017 REVOLVING CREDIT LENDER

By	/s/ Sherrese Clarke
Name: Sherrese Clarke
Title: Vice President

Amount of 2017 Revolving Credit Commitment:

$ 20,000,000

[Signature page to Amendment No. 3]

2017 REVOLVING CREDIT LENDERS:

MIHI, LLC, as a 2017 REVOLVING CREDIT LENDER

By:	/s/ Stephen Mehos
Name: Stephen Mehos
Title: Authorized Signatory

By	/s/ Charlie Baynes-Reid
Name: Charlie Baynes-Reid
Title: Authorized Signatory

Amount of 2017 Revolving Credit Commitment:

$20.0 million

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

ABCLO 2007-1, Ltd.
[please print or type name of institution], as a Consenting Lender

By: AlianceBernstein L.P.

By	/s/ Michael Sohr
	Name:	Michael Sohr
	Title:	Senior Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Aberdeen Loan Funding Ltd
By: Highland Capital Management, L.P.
As Collateral Manager

[please print or type name of institution], as a Consenting Lender

By	/s/ CARTER CHISM
Name: CARTER CHISM
Title: AUTHORIZED SIGNATORY

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

ACA CLO 2005-1, LTD, as a Consenting Lender

By:	Its Investment Advisor Apidos Capital
Management, LLC

By	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Portfolio Manager

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Airlie CLO 2006-1. Ltd., as a Consenting Lender

By Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Allied Irish Banks, p.l.c., as a Consenting Lender

By	/s/ Joseph Augustini
Name: Joseph Augustini
Title: Senior Vice President

By	/s/ Edwin Holmes
Name: Edwin Holmes
Title: Vice President

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Ameriprise Financial, Inc
[please print or type name of institution], as a Consenting Lender

By	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Ameprise Certificate Company
, as a Consenting Lender

By	/s/ Thomas W. Murphy
	Name:	Thomas W. Murphy
	Title:	Vice President - Investments

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

AMMC CLO III, LIMITED
AMMC CLO IV, LIMITED
AMMC CLO V, LIMITED
AMMC CLO VI, LIMITED
AMMC VII, LIMITED

as a Consenting Lender

By	/s/ Kenneth J. Bushman
	Name:	Kenneth J. Bushman
	Title:	Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

APIDOS CDO I, as a Consenting Lender

By:	Its Investment Advisor Apidos Capital
Management, LLC

By	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Portfolio Manager

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

APIDOS CDO II, as a Consenting Lender

By:	Its Investment Advisor Apidos Capital
Management, LLC

By	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Portfolio Manager

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

APIDOS CDO III, as a Consenting Lender

By:	Its Investment Advisor Apidos Capital
Management, LLC

By	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Portfolio Manager

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

APIDOS CDO IV, as a Consenting Lender

By:	Its Investment Advisor Apidos Capital Management, LLC

By	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Portfolio Manager

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

APIDOS CDO V, as a Consenting Lender

By:	Its Investment Advisor Apidos Capital Management, LLC

By	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Portfolio Manager

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

APIDOS CINCO CDO, as a Consenting Lender

By:	Its Investment Advisor Apidos Capital Management, LLC

By	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Portfolio Manager

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

APIDOS CLO VIII, as a Consenting Lender

By:	Its Collateral Manager Apidos Capital
Management, LLC

By	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Portfolio Manager

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

APIDOS QUATTRO CDO, as a Consenting Lender

By:	Its Investment Advisor Apidos Capital
Management, LLC

By	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Portfolio Manager

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Atrium VI By: Credit Suisse Asset Management, LLC, as collateral manager

[please print or type name of institution], as a Consenting Lender

By	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

ARTUS LOAN FUND 2007-1, LTD.
CLEAR LAKE CLO, LTD.
ST. JAMES RIVER CLO, LTD.
SUMMIT LAKE CLO, LTD.
VICTORIA FALLS CLO, LTD., each as a Consenting Lender
By: Babson Capital Management LLC as Collateral Manager

By	/s/ ARTHUR J. MCMAHON, JR.
Name: ARTHUR J. MCMAHON, JR.
Title: MANAGING DIRECTOR

DIAMOND LAKE CLO, LTD.
VINACASA CLO, LTD., each as a Consenting Lender
By: Babson Capital Management LLC as Collateral Servicer

By	/s/ ARTHUR J. MCMAHON, JR.
Name: ARTHUR J. MCMAHON, JR.
Title: MANAGING DIRECTOR

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

AVENUE CLO FUND, LIMITED AVENUE CLO II, LIMITED AVENUE CLO III, LIMITED

[please print or type name of institution], as a Consenting Lender

By	/s/ SRIRAM BALAKRISHNAN
Name: SRIRAM BALAKRISHNAN
Title: PORTFOLIO MANAGER

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Avery Point CLO, Limited
[please print or type name of institution], as a
Consenting Lender

By: Sankaty Advisors, LLC as Collateral Manager

By	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Ballyrock CLO 2006-2 Limited, By: Ballyrock
Investment Advisors LLC, as Collateral Manager, as a Consenting Lender

By	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Ballyrock CLO 2006-1 Limited, By: Ballyrock
Investment Advisors LLC, as Collateral Manager, as a Consenting Lender

By	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Ballyrock CLO III Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Consenting Lender

By	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Barclays Bank PLC
as a Consenting Lender

By	/s/ Craig J. Malloy
Name: Craig J. Malloy
Title:Director

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

BLUEMOUNTAIN CLO LTD.

By: BLUEMOUNTAIN CAPITAL MANAGEMENT LLC.

Its Collateral Manager

By	/s/ Michael Abatemarco
Name: Michael Abatemarco
Title: Associate

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

BLUEMOUNTAIN CLO III LTD.

By: BLUEMOUNTAIN CAPITAL MANAGEMENT LLC.

Its Collateral Manager

By	/s/ Michael Abatemarco
Name: Michael Abatemarco
Title: Associate

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Brentwood CLO Ltd. By: Highland Capital Managment, L.P., As Collateral Manager

[please print or type name of institution], as a
Consenting Lender

By	/s/ CARTER CHISM
	Name:	CARTER CHISM
	Title:	AUTHORIZED SIGNATORY

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

CALLIDUS DEBT PARTNERS CLO FUND IV, LTD.
By: GSO / Blackstone Debt Funds Management
LLC as Collateral Manager, as a Consenting Lender

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

CALLIDUS DEBT PARTNERS CLO FUND V, LTD.
By: GSO / Blackstone Debt Funds Management
LLC as Collateral Manager, as a Consenting Lender

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

CALLIDUS DEBT PARTNERS CLO FUND VI, LTD.
By: GSO / Blackstone Debt Funds Management
LLC as Collateral Manager, as a Consenting Lender

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

CALLIDUS DEBT PARTNERS CLO FUND VII, LTD.
By: GSO / Blackstone Debt Funds Management
LLC as Collateral Manager, as a Consenting Lender

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Camulos Loan Vehicle I, Ltd.
[please print or type name of institution], as a
Consenting Lender

By: BRIGADE CAPITAL MANAGEMENT LLC As Collateral Manager

By	/s/ Joanna Bensimon
	Name:	Joanna Bensimon
	Title:	Associate

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Carlyle Arnage CLO, Ltd.
[please print or type name of institution], as a Consenting Lender

By	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Carlyle Azure CLO, Ltd.
[please print or type name of institution], as a Consenting Lender

By	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Carlyle Bristol CLO, Ltd.
[please print or type name of institution], as a Consenting Lender

By	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Carlyle Daytona CLO, Ltd.
[please print or type name of institution], as a Consenting Lender

By	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Carlyle High Yield Partners VII, Ltd
[please print or type name of institution], as a Consenting Lender

By	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Carlyle McLaren CLO, Ltd.
[please print or type name of institution], as a Consenting Lender

By	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Carlyle Vantage CLO, Ltd.
[please print or type name of institution], as a Consenting Lender

By	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Carlyle Veyron CLO, Ltd.
[please print or type name of institution], as a Consenting Lender

By	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Cent CDO 10 Limited
[please print or type name of institution], as a Consenting Lender

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Centurion CDO VII Limited
[please print or type name of institution], as a Consenting Lender

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Centurion CDO 9 Limited
[please print or type name of institution], as a Consenting Lender

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Centurion CDO 8 Limited
[please print or type name of institution], as a Consenting Lender

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Chatham Light II CLO, Limited
[please print or type name of institution], as a Consenting Lender

	By:	Sankaty Advisors, LLC as Collateral Manager

By	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

CIFC Funding 2006-I, Ltd.
CIFC Funding 2006-IB, Ltd.
CIFC Funding 2006-II, Ltd. CIFC Funding 2007-I, Ltd.
CIFC Funding 2007-III, Ltd.
CIFC Funding 2007-IV, Ltd.

By:	CIFC Asset Management LLC, its Collateral Manager

as a Consenting Lender

By	/s/ Stephen J. Vaccaro
	Name:	Stephen J. Vaccaro
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

CIT Middle Market Loan Trust III
By: CIT Asset Management LLC,
as a Consenting Lender

By	/s/ WARREN HSIUNG

Name:	WARREN HSIUNG

Title:	ASSISTANT V. PRESIDENT
CIT ASSET MANAGEMENT

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

ColumbusNova CLO Ltd. 2006-I
ColumbusNova CLO Ltd. 2006-II
ColumbusNova CLO Ltd. 2007-I
ColumbusNova CLO IV Ltd. 2007-II

By:	Columbus Nova Credit Investments
Management, LLC, its Collateral Manager

as a Consenting Lender

By:	/s/ Stephen J. Vaccaro
	Name:	Stephen J. Vaccaro
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

CONFLUENT 4 LIMITED,
As Lender

By:	Loomis, Sayles & Company, L.P.,
As Sub-Manager

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

, as a Consenting Lender

By	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

CSAM Funding I
[please print or type name of institution], as a Consenting Lender

By	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

CSAM Funding II
[please print or type name of institution], as a Consenting Lender

By	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

CSAM Funding III
[please print or type name of institution], as a Consenting Lender

By	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

CSAM Funding IV
[please print or type name of institution], as a Consenting Lender

By	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

DUANE STREET CLO I, LTD.
By: Citigroup Alternative Investments LLC,
As Collateral Manager,
as a Consenting Lender

By	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

DUANE STREET CLO II, LTD.
By: Citigroup Alternative Investments LLC,
As Collateral Manager,
as a Consenting Lender

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Eastland CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

[please print or type name of institution], as a Consenting Lender

By	/s/ CARTER CHISM
	Name:	CARTER CHISM
	Title:	AUTHORIZED SIGNATORY

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Eaton Vance CDO VIII, Ltd.
By: Eaton Vance Management
As Investment Advisor

[please print or type name of institution], as a Consenting Lender

By	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Eaton Vance CDO IX Ltd.
By: Eaton Vance Management
As Investment Advisor

[please print or type name of institution], as a Consenting Lender

By	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Eaton Vance CDO X PLC
By: Eaton Vance Management
As Investment Advisor

[please print or type name of institution], as a Consenting Lender

By	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

[please print or type name of institution], as a Consenting Lender

By	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

ESSEX PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral
Manager, as a Consenting Lender

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

FM LEVERAGED CAPITAL FUND II
By: GSO/BLACKSTONE Debt Funds Management
LLC as Subadviser to FriedbergMilstein LLC, as a Consenting Lender

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Forest Creek CLO, Ltd.
Long Grove CLO Ltd.
Market Square CLO Ltd.
Cumberland II CLO Ltd.
Marquette Park CLO Ltd.
Bridgeport CLO Ltd.
Schiller Park CLO Ltd.
Burr Ridge CLO Plus Ltd.
Bridgeport CLO II Ltd.

By:	Deerfield Capital Management LLC, its Collateral Manager

as a Consenting Lender

By	/s/ Stephen J. Vaccaro
	Name:	Stephen J. Vaccaro
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Four Corners CLO II, Ltd., as a
Consenting Lender

By	/s/ Matthew Garvis
	Name:	Matthew Garvis
	Title:	Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Four Corners CLO III, Ltd.
[please print or type name of institution], as a Consenting Lender

By	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Four Corners CLO 2005-I, Ltd.
[please print or type name of institution], as a Consenting Lender

By	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Galaxy VIII CLO, LTD
[please print or type name of institution], as a Consenting Lender

By: PineBridge Investments LLC Its Collateral Manager

By	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Galaxy VII CLO, LTD
[please print or type name of institution], as a Consenting Lender

By: PineBridge Investments LLC Its Collateral Manager

By	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Galaxy VI CLO, LTD
[please print or type name of institution], as a Consenting Lender

By: PineBridge Investments LLC Its Collateral Manager

By	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Galaxy V CLO, LTD
[please print or type name of institution], as a Consenting Lender

By: PineBridge Investments LLC Its Collateral Manager

By	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Galaxy IV CLO, LTD
[please print or type name of institution], as a Consenting Lender

By: PineBridge Investments LLC Its Collateral Manager

By	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Galaxy III CLO, Ltd.
[please print or type name of institution], as a Consenting Lender

By: PineBridge Investments LLC Its Collateral Manager

By	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

GALE FORCE 1 CLO, LTD.
By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Managers, as a Consenting Lender

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

GALE FORCE 3 CLO, LTD.
By: GSO/BLACKSTONE Debt Funds Management
LLC as Collateral Manager, as a Consenting Lender

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

GALE FORCE 4 CLO, LTD.
By: GSO/BLACKSTONE Debt Funds Management
LLC as Collateral Servicer, as a Consenting Lender

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Gallatin CLO II 2005-1, LTD By: UrsaMine Credit Advisors, LLC as its Collateral Manager
, as a Consenting Lender

By	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: President & Portfolio Manager

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Gallatin CLO III 2007-1, LTD As Assignee By: UrsaMine Credit Advisors, LLC as its Collateral Manager
, as a Consenting Lender

By	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: President & Portfolio Manager

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Gateway CLO Limited, as a Consenting Lender
By: Prudential Investment Management, Inc., as
Collateral Manager

By	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

GENESIS CLO 2007-2 LTD, as a Consenting Lender

By: LLCP Advisors as Collateral Manager

/s/ Steven Hartman
Name: Steven Hartman
Title:Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Gleneagles CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager

[please print or type name of institution], as a Consenting Lender

By	/s/ CARTER CHISM
Name: CARTER CHISM
Title: AUTHORIZED SIGNATORY

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY
By: Goldman Sachs Asset Manager, L.P., as Manager,
as a Consenting Lender

By
Name:
	Title:	VP

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1] Goldman Sachs Lending Partners LLC, as a Consenting Lender

By	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Grayston CLO II 2004-1, LTD By: UrsaMine Credit Advisors, LLC as its Collateral Manager

, as a Consenting Lender

By	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: President & Portfolio Manager

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Grayson CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager

[please print or type name of institution], as a Consenting Lender

By	/s/ CARTER CHISM
Name: CARTER CHISM
Title: AUTHORIZED SIGNATORY

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Greenbriar CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

[please print or type name of institution], as a Consenting Lender

By	/s/ CARTER CHISM
Name: CARTER CHISM
Title: AUTHORIZED SIGNATORY

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Greywolf CLO I, Ltd
[please print or type name of institution], as a Consenting Lender

By: Greywolf Capital Management LP, its Investment Manager

By	/s/ Robert Miller
	Name:	Robert Miller
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

GSC Investment Corp. CLO 2007, LTD.
[please print or type name of institution], as a Consenting Lender

GSC Investment Corp. CLO 2007, LTD.

By: Saratoga Investment Corp., As Collateral Manager

By: Saratoga Investment Advisor, LLC, Its Investment Advisor

By:	/s/ Thomas Inglesby
Name: Thomas Inglesby
Title: Managing Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Gulf Stream - Compass CLO 2004-I, Ltd.
[please print or type name of institution], as a Consenting Lender

By: Gulf Stream Asset Management LLC As Collateral Manager

By	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Gulf Stream - Compass CLO 2003-1, Ltd.
[please print or type name of institution], as a Consenting Lender

By: Gulf Stream Asset Management LLC as Collateral Manager

By	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Gulf Stream - Compass CLO 2005-II, Ltd.
[please print or type name of institution], as a Consenting Lender

By: Gulf Stream Asset Management LLC As Collateral Manager

By	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Gulf Stream - Sextant CLO 2007-1, Ltd.
[please print or type name of institution], as a Consenting Lender

By: Gulf Stream Asset Management LLC As Collateral Manager

By	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Harch CLO III, Limited, as a Consenting Lender

By	/s/ James DiDonato
	Name:	James DiDonato
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Hewett’s Island CLO IV, Ltd.
By:	LCM Asset Management LLC
As Collateral Manager

, as a Consenting Lender

By	/s/ Sophie A. Venon
	Name:	LCM Asset Management LLC
	Title:	Sophie A. Venon

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Hewett’s Island CLO II, Ltd.
Hewett’s Island CLO III, Ltd.

By:	Cypress Tree Investment Management, LLC, its Collateral Manager

as a Consenting Lender

By	/s/ Stephen J. Vaccaro
	Name:	Stephen J. Vaccaro
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

HUDSON STRAITS CLO 2004, LTD.
By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager, as a Consenting Lender

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

INWOOD PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager, as a Consenting Lender

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Jasper CLO, Ltd.
By: Highland Capital Management L.P., As Collateral Manager

[please print or type name of institution], as a Consenting Lender

By	/S/ CARTER CHISM
Name: CARTER CHISM
Title: AUTHORIZED SIGNATORY

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Katonah III, Ltd.
[please print or type name of institution], as a Consenting Lender

By:	Sankaty Advisors, LLC, as Sub-Advisor

By	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

[Signature page to Amendment No. 3]

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Kingsland I, Ltd.
[please print or type name of institution], as a Consenting Lender

By:	Kingsland Capital Management, LLC, as Manager

By	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

LAFAYETTE SQUARE CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager, as a Consenting Lender

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

LATITUDE CLO III, LTD
[please print or type name of institution], as a Consenting Lender

By	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

LATITUDE CLO II, LTD
[please print or type name of institution], as a Consenting Lender

By	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

LATITUDE CLO I, LTD
[please print or type name of institution], as a Consenting Lender

By	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

LCM III, Ltd.
By:	LCM Asset Management LLC
As Collateral Manager
, as a Consenting Lender

By	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
Title:
LCM Asset Management LLC
Sophie A. Venon

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

LCM V, Ltd.
By:	LCM Asset Management LLC
As Collateral Manager
, as a Consenting Lender

By	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
Title:
LCM Asset Management LLC
Sophie A. Venon

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Liberty CLO, Ltd.
By: Highland Capital Management, L.P.
As Collateral Manager

[please print or type name of institution], as a Consenting Lender

By	/s/ CARTER CHISM
	Name:	CARTER CHISM
	Title:	AUTHORIZED SIGNATORY

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

LightPoint CLO III, Ltd., as a Consenting Lender

By Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

LightPoint CLO IV, Ltd., as a Consenting Lender

By Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

LightPoint CLO V, Ltd., as a Consenting Lender

By Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

LightPoint CLO VII, Ltd., as a Consenting Lender

By Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

LightPoint CLO VIII, Ltd., as a Consenting Lender

By Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Lime Street CLO, Ltd.

, as a Consenting Lender

By	/s/ Scott D’Orsi
	Name:	Scott D’Orsi
	Title:	P.M.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Loan Funding IV LLC
By:	Highland Capital Management, L.P., As Collateral Manager

[please print or type name of institution], as a Consenting Lender

By	/s/ CARTER CHISM
	Name:	CARTER CHISM
	Title:	AUTHORIZED SIGNATORY

[1]	Only applicable to Lenders who approved the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Loan Funding VII LLC
By:	Highland Capital Management, L.P., As Collateral Manager

[please print or type name of institution], as a Consenting Lender

By	/s/ CARTER CHISM
	Name:	CARTER CHISM
	Title:	AUTHORIZED SIGNATORY

[1]	Only applicable to Lenders who approved the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Longhorn CDO III Ltd

as a Consenting Lender

By	/s/ C. Adrian Marshall
	Name:	C. Adrian Marshall
	Title:	Authorized Signatory

[1]	Only applicable to Lenders who approved the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

LOOMIS SAYLES CLO I, LTD.
As Lender

By	Loomis, Sayles & Company, L.P.
Its Collateral Manager

By	Loomis Sayles & Company Incorporated, Its General Partner

, as a Consenting Lender

By	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

MAPS CLO FUND I, LLC
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager, as a Consenting Lender

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

MAPS CLO FUND II, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager, as a Consenting Lender

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Marquette US/ European CLO, Plc., as a Consenting Lender

By Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

MET INVESTORS SERIES TRUST- MET/EATON VANCE FLOATING RATE PORTFOLIO
BY EATON VANCE MANAGEMENT AS INVESTMENT SUB-ADVISOR
[please print or type name of institution] as a
Consenting Lender

By	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

MIHI, LLC, as a Consenting Lender

By	/s/ Stephen Mehos
	Name:	Stephen Mehos
	Title:	Authorized Signatory

By:	/s/ Charlie Baynes-Reid
	Name:	Charlie Baynes-Reid
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

MONUMENT PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager, as a Consenting Lender

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Morgan Stanley Senior Funding, Inc.
[please print or type name of institution], as a Consenting Lender

By	/s/ Sherrese Clarke
Name: Sherrese Clarke
Title: Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Mountain Capital CLO IV Ltd.
[please print or type name of institution], as a Consenting Lender

By	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Oak Hill Credit Partners III, Limited
[please print or type name of institution], as a Consenting Lender

By: Oak Hill CLO Management III, LLC, as Investment Manager

By	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

OCEAN TRAILS CLO II
[please print or type name of institution], as a Consenting Lender

By: West Gate Horizons Advisors LLC, as Investment Manager

By	/s/ J. Joy Jacob
	Name:	J. Joy Jacob
	Title:	Senior Credit Analyst

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

OCEAN TRAILS CLO I
[please print or type name of institution], as a Consenting Lender

By: West Gate Horizons Advisors LLC, as Investment Manager

By	/s/ J. Joy Jacob
	Name:	J. Joy Jacob
	Title:	Senior Credit Analyst

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

OLYMPIC CLO I LTD, as a Consenting Lender

By:	Apidos Capital Management LLC On behalf of Resource Capital Asset Management (RCAM)

By	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Portfolio Manager

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

One Wall Street CLO II LTD
[please print or type name of institution], as a Consenting Lender

By: Alcentra NY, as investment advisor

By	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

OWS CLO I LTD
[please print or type name of institution], as a Consenting Lender

By: Alcentra NY, as investment advisor

By	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Pacifica CDO VI LTD
[please print or type name of institution], as a Consenting Lender

By: Alcentra NY, LLC, as investment advisor

By	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Pacifica CDO V LTD
[please print or type name of institution], as a Consenting Lender

By: Alcentra NY, LLC, as investment advisor

By	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Pacifica CDO IV LTD
[please print or type name of institution], as a Consenting Lender

By: Alcentra NY, LLC, as investment advisor

By	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Pacifica CDO III LTD
[please print or type name of institution], as a Consenting Lender

By: Alcentra NY, LLC, as investment advisor

By	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Phoenix CLO I, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

Phoenix CLO II, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager as Consenting Lenders

By	/s/ Kristopher Trocki
	Name:	Kristopher Trocki
	Title:	Assistant Vice President

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Primus CLO I, Ltd.
Primus CLO II, Ltd.

By:	Cypress Tree Investment Management, LLC, its Subadviser

as a Consenting Lender

By	/s/ Stephen J. Vaccaro
	Name:	Stephen J. Vaccaro
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

PROSPECT PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager, as a Consenting Lender

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Prospero CLO I B.V.
[please print or type name of institution], as a Consenting Lender

By: Alcentra NY, LLC, as investment advisor

By	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Race Point IV CLO, Ltd.
[please print or type name of institution], as a Consenting Lender

By: Sankaty Advisors, LLC as Collateral Manager

By	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Race Point III CLO
[please print or type name of institution], as a Consenting Lender

By: Sankaty Advisors, LLC as Collateral Manager

By	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Race Point II CLO, Limited
[please print or type name of institution], as a Consenting Lender

By: Sankaty Advisors, LLC as Collateral Manager

By	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Red River CLO Ltd.
By: Highland Capital Management, L.P.
As Collateral Manager
[please print or type name of institution], as a Consenting Lender

By	/s/ CARTER CHISM
Name: CARTER CHISM
Title: AUTHORIZED SIGNATORY

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

RIVERSIDE PARK CLO LTD.
By: GSO/BLACKSTONE Debt Funds Management
LLC as Collateral Manager, as a Consenting Lender

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

RiverSource Life Insurance Company
[please print or type name of institution], as a Consenting Lender

By	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

RIVERSOURCE VARIABLE SERIES TRUST-VARIABLE PORTFOLIO EATON VANCE FLOATING RATE INCOME FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT SUB-ADVISOR
[please print or type name of institution], as a Consenting Lender

By	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Rockwall CDO LTD.
By: Highland Capital Management, L.P.
As Collateral Manager
[please print or type name of institution], as a Consenting Lender

By	/s/ CARTER CHISM
Name: CARTER CHISM
Title: AUTHORIZED SIGNATORY

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Rockwall CDO II Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
[please print or type name of institution], as a Consenting Lender

By	/s/ CARTER CHISM
Name: CARTER CHISM
Title: AUTHORIZED SIGNATORY

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

SAN GABRIEL CLO I LTD, as a Consenting Lender

By:	Apidos Capital Management LLC
On behalf of Resource Capital Asset Management (RCAM)

By	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Portfolio Manager

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Saturn CLO, Ltd.
[please print or type name of institution], as a Consenting Lender

By: PinBridge Investments LLC Its Collateral Manager

By	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

SHASTA CLO I LTD, as a Consenting Lender

By:	Apidos Capital Management LLC
On behalf of Resource Capital Asset Management (RCAM)

By	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Portfolio Manager

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

SIERRA CLO II LTD, as a Consenting Lender

By:	Apidos Capital Management LLC
On behalf of Resource Capital Asset Management (RCAM)

By	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Portfolio Manager

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Southfork CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
[please print or type name of institution], as a Consenting Lender

By	/s/ CARTER CHISM
Name: CARTER CHISM
Title: AUTHORIZED SIGNATORY

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Stratford CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
[please print or type name of institution], as a Consenting Lender

By	/s/ CARTER CHISM
Name: CARTER CHISM
Title: AUTHORIZED SIGNATORY

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Sumitomo Mitsui Trust Bank, Limited
New York Branch
[please print or type name of institution], as a Consenting Lender

By:	/s/ ALBERT C. TEW II
Name: ALBERT C. TEW II
Title: VICE PRESIDENT

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

T2 Income Fund CLO I, Ltd., as a Consenting Lender

By:	T2 Advisers, LLC
As Collateral Manager

By	/s/ Saul Rosenthal
Name: Saul Rosenthal
Title: President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

TRIMARAN CLO IV LTD.,
as a Consenting Lender
By: Trimaran Advisors, L.L.C.

By	/s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Vice President

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

TRIMARAN CLO V LTD.,
as a Consenting Lender
By: Trimaran Advisors, L.L.C.

By	/s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Vice President

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

TRIMARAN CLO VI LTD., as a Consenting Lender
By: Trimaran Advisors, L.L.C.

By	/s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Vice President

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

TRIMARAN CLO VII LTD., as a Consenting Lender
By: Trimaran Advisors, L.L.C.

By	/s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Vice President

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

UNITED HEALTHCARE INSURANCE COMPANY
By: GSO Capital Advisors LLC as Manager, as a Consenting Lender

By	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

US Bank Loan Fund (M) Master Trust
[please print or type name of institution], as a Consenting Lender

By: Alcentra NY, LLC, as investment advisor

By	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

VALIDUS REINSURANCE LTD
[please print or type name of institution], as a Consenting Lender

By: PineBridge Investments LLC Its Investment Manager

By	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Venture IV CDO Limited
[please print or type name of institution], as a Consenting Lender

By: its investment advisor, MJX Asset Management LLC

By	/s/ Simon Yuan
	Name:	Simon Yuan
	Title:	Managing Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

VENTURE III CDO LIMITED
[please print or type name of institution], as a Consenting Lender

By: its investment advisor, MJX Asset Management, LLC

By	/s/ Simon Yuan
	Name:	Simon Yuan
	Title:	Managing Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

VENTURE II CDO 2002, LIMITED
[please print or type name of institution], as a Consenting Lender

By: its investment advisor, MJX Asset Management, LLC

By	/s/ Simon Yuan
	Name:	Simon Yuan
	Title:	Managing Director

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Veritas CLO II, LTD
[please print or type name of institution], as a Consenting Lender

By: Alcentra NY, LLC, as investment advisor

By	/s/ Daymian Campbell
	Name:	Daymian Campbell
	Title:	Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

WELLS CAPITAL MANAGEMENT ON BEHALF OF ACCT # 18866500
QTY: 1,212,931.03
[please print or type name of institution], as a Consenting Lender

By	/S/ PHILIP SUSSER
Name: PHILIP SUSSER
Title: SR. PORTFOLIO MANAGER

National Cinemedia

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Wells Capital Management on behalf of Silverado - Acct # 20170200
(QTY: 3,227,068.96)
[please print or type name of institution], as a Consenting Lender

By	/S/ PHILIP SUSSER
Name: PHILIP SUSSER
Title: SENIOR PORTFOLIO MANAGER

National Cinemedia

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

WELLS CAPITAL MANAGEMENT ON BEHALF OF WELLS FARGO ADVANTAGE MULTI-SECTOR FUND ACCT # 8374500
(QTY: 2,955,172.41)
[please print or type name of institution], as a Consenting Lender

By	/S/ PHILIP SUSSER
Name: PHILIP SUSSER
Title: SR. PORTFOLIO MANAGER

National Cinemedia

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

WELLS CAPITAL MANAGEMENT ON BEHALF OF ACCT # 23960800
(QTY: 384,482.76)
[please print or type name of institution], as a Consenting Lender

By	/S/ PHILIP SUSSER
Name: PHILIP SUSSER
Title: SR. PORTFOLIO MANAGER

National Cinemedia

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

WELLS CAPITAL MANAGEMENT ON BEHALF OF ACCT # 18325402
(QTY: 2,674,137.93)
[please print or type name of institution], as a Consenting Lender

By	/S/ PHILIP SUSSER
Name: PHILIP SUSSER
Title: SR. PORTFOLIO MANAGER

National Cinemedia

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

WELLS CAPITAL MANAGEMENT ON BEHALF OF ACCT # 23928601
(QTY: 1,846,551.72)
[please print or type name of institution], as a Consenting Lender

By	/S/ PHILIP SUSSER
Name: PHILIP SUSSER
Title: SR. PORTFOLIO MANAGER

National Cinemedia

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

WELLS CAPITAL MANAGEMENT ON BEHALF OF ACCT # 13923601
(QTY: 1,408,620.69)
[please print or type name of institution], as a Consenting Lender

By	/S/ PHILIP SUSSER
Name: PHILIP SUSSER
Title: SR. PORTFOLIO MANAGER

National Cinemedia

[Signature page to Amendment No. 3]

CONSENTING LENDERS:[1]

Westchester CLO, Ltd
By: Highland Capital Management, L.P., As Collateral Servicer

[please print or type name of institution], as a Consenting Lender

By	/S/ CARTER CHISM
Name: CARTER CHISM
Title: AUTHORIZED SIGNATORY

[1]	Only applicable to Lenders who approve the amendment but who are not also 2017 Revolving Credit Lenders.

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Western Asset Management Company acting as investment manager and agent on behalf of Mt. Wilson CLO, Ltd., as a Consenting Lender

By	/s/ Donna Thomas-Sapp
Name: Donna Thomas-Sapp
Title: Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Western Asset Management Company acting as investment manager and agent on behalf of Mt. Wilson CLO II, Ltd., as a Consenting Lender

By	/s/ Donna Thomas-Sapp
Name: Donna Thomas-Sapp
Title: Authorized Signatory

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

Westwood CDO II LTD
[please print or type name of institution], as a Consenting Lender

By:	Alcentra NY, LLC, as investment advisor

By	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Vice President

[Signature page to Amendment No. 3]

CONSENTING LENDERS:

WHITNEY CLO I LTD, as a Consenting Lender

By:	Apidos Capital Management LLC On behalf of Resource Capital Asset Management (RCAM)

By	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Portfolio Manager

[Signature page to Amendment No. 3]

Schedule 1

2017 Revolving Credit Lender	2017 Revolving Credit Commitment
Barclays Bank PLC	$20,000,000
Chase Lincoln First Commercial Corporation	$25,000,000
Morgan Stanley Senior Funding, Inc.	$20,000,000
Credit Suisse AG, Cayman Islands Branch	$20,000,000
MIHI, LLC	$20,000,000

Total	$105,000,000

2014 Revolving Credit Lender	2014 Revolving Credit Loan
Bank of America, N.A.	$5,000,000
Barclays Bank PLC	$9,000,000

Total	$119,000,000

~~CONFORMED~~EXECUTION VERSION

~~(Reflecting the Amendment, Resignation, Waiver, Consent and Appointment Agreement dated as of March 31, 2010 and~~

~~Amendment No. 2 to the Credit Agreement dated as of June 20, 2011)~~

Annex I

$805,000,000

CREDIT AGREEMENT1

among

NATIONAL CINEMEDIA, LLC,

as Borrower,

The Several Lenders

from Time to Time Parties Hereto,

LEHMAN BROTHERS INC. and

J.P. MORGAN SECURITIES, INC.,

as Arrangers

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent

CREDIT SUISSE (USA) LLC and

MORGAN STANLEY SENIOR FUNDING, INC., as

Co-Documentation Agents

and

LEHMAN COMMERCIAL PAPER INC.,

as Administrative Agent

Dated as of February 13, 2007

[1]	Reflecting the Amendment, Resignation, Waiver, Consent and Appointment Agreement dated as of March 31, 2010 and Amendment No. 2 to the Credit Agreement dated as of June 20, 2011.

TABLE OF CONTENTS

Page

SECTION 1. DEFINITIONS		1
1.1	Defined Terms	1
1.2	Other Definitional Provisions	~~27~~32

SECTION 2. AMOUNT AND TERMS OF COMMITMENTS		~~28~~33
2.1	Term Loan Commitments	~~28~~33
2.2	Procedure for Term Loan Borrowing	~~28~~33
2.3	Repayment of Term Loans	~~28~~33
2.4	Revolving Credit Commitments	~~28~~33
2.5	Procedure for Revolving Credit Borrowing	~~29~~34
2.6	Swing Line Commitment	~~29~~34
2.7	Procedure for Swing Line Borrowing; Refunding of Swing Line Loans	~~30~~35
2.8	Repayment of Loans; Evidence of Debt	~~31~~36
2.9	Commitment Fees, etc.	~~32~~37
2.10	Termination or Reduction of Revolving Credit Commitments	~~32~~38
2.11	Optional Prepayments	~~33~~38
2.12	Mandatory Prepayments	~~33~~38
2.13	Conversion and Continuation Options	~~34~~39
2.14	Minimum Amounts and Maximum Number of Eurodollar Tranches	~~34~~40
2.15	Interest Rates and Payment Dates	~~35~~40
2.16	Computation of Interest and Fees	~~35~~40
2.17	Inability to Determine Interest Rate	~~36~~41
2.18	Pro Rata Treatment and Payments	~~36~~41
2.19	Requirements of Law	~~38~~44
2.20	Taxes	~~39~~45
2.21	Indemnity	~~41~~46
2.22	Illegality	~~41~~47
2.23	Change of Lending Office	~~42~~47
2.24	Replacement of Lenders under Certain Circumstances	~~42~~47
2.25	Incremental Credit Extensions	~~42~~48
2.26	Extensions of Revolving Credit Loans and Revolving Credit Commitments and Replacement Revolving Credit Loans and Replacement Revolving Credit Commitments.	50
2.27	Replacement Facilities	53

SECTION 3. LETTERS OF CREDIT		~~44~~54
3.1	L/C Commitment	~~44~~54
3.2	Procedure for Issuance of Letter of Credit	~~45~~55
3.3	Fees and Other Charges	~~45~~55
3.4	L/C Participations	~~45~~55
3.5	Reimbursement Obligation of the Borrower	~~47~~57
3.6	Obligations Absolute	~~47~~57
3.7	Letter of Credit Payments	~~48~~58

3.8	Applications	~~48~~58

SECTION 4. REPRESENTATIONS AND WARRANTIES		~~48~~58
4.1	Financial Condition	~~48~~58
4.2	No Change	~~49~~59
4.3	Corporate Existence; Compliance with Law	~~49~~59
4.4	Power; Authorization; Enforceable Obligations	~~49~~59
4.5	No Legal Bar	~~50~~60
4.6	No Material Litigation	~~50~~60
4.7	No Default	~~50~~60
4.8	Ownership of Property; Liens	~~50~~60
4.9	Intellectual Property	~~50~~60
4.10	Taxes	~~51~~61
4.11	Federal Regulations	~~51~~61
4.12	Labor Matters	~~51~~61
4.13	ERISA	~~51~~61
4.14	Investment Company Act; Other Regulations	~~52~~62
4.15	Subsidiaries	~~52~~62
4.16	Use of Proceeds	~~52~~62
4.17	Environmental Matters	~~52~~62
4.18	Accuracy of Information, etc.	~~53~~63
4.19	Security Documents	~~53~~63
4.20	Solvency	~~54~~64
4.21	Certain Documents	~~54~~64

SECTION 5. CONDITIONS PRECEDENT		~~54~~64
5.1	Conditions to Initial Extension of Credit	~~54~~64
5.2	Conditions to Each Extension of Credit	~~56~~66

SECTION 6. AFFIRMATIVE COVENANTS		~~57~~67
6.1	Financial Statements	~~57~~67
6.2	Certificates; Other Information	~~58~~68
6.3	Payment of Obligations	~~59~~69
6.4	Conduct of Business and Maintenance of Existence; Compliance	~~59~~69
6.5	Maintenance of Property; Insurance	~~59~~69
6.6	Inspection of Property; Books and Records; Discussions	~~59~~69
6.7	Notices	~~60~~70
6.8	Environmental Laws	~~61~~71
6.9	Interest Rate Protection	~~61~~71
6.10	Additional Collateral, etc.	~~61~~71
6.11	Further Assurances	~~63~~72
SECTION 7. NEGATIVE COVENANTS		~~63~~73
7.1	Financial Condition Covenant	~~63~~73
7.2	Limitation on Indebtedness	~~64~~73
7.3	Limitation on Liens	~~65~~75
7.4	Limitation on Fundamental Changes	~~67~~77

7.5	Limitation on Disposition of Property	~~67~~78
7.6	Limitation on Restricted Payments	~~69~~79
7.7	Limitation on Capital Expenditures	~~70~~81
7.8	Limitation on Investments	~~71~~81
7.9	Limitation on Amendments to Other Documents	~~73~~83
7.10	Limitation on Transactions with Affiliates	~~73~~83
7.11	Limitation on Sales and Leasebacks	~~73~~84
7.12	Limitation on Changes in Fiscal Periods	~~73~~84
7.13	Limitation on Negative Pledge Clauses	~~73~~84
7.14	Limitation on Restrictions on Subsidiary Distributions	~~74~~84
7.15	Limitation on Lines of Business	~~74~~85

SECTION 8. EVENTS OF DEFAULT		~~74~~85

SECTION 9. THE AGENTS		~~77~~88
9.1	Appointment	~~77~~88
9.2	Delegation of Duties	~~78~~88
9.3	Exculpatory Provisions	~~78~~88
9.4	Reliance by Agents	~~78~~89
9.5	Notice of Default	~~79~~89
9.6	Non-Reliance on Agents and Other Lenders	~~79~~90
9.7	Indemnification	~~79~~90
9.8	Agent in Its Individual Capacity	~~80~~90
9.9	Successor Administrative Agent	~~80~~91
9.10	Authorization to Release Liens and Guarantees	~~81~~91
9.11	The Arranger; the Syndication Agent; the Co-Documentation Agents	~~81~~91

SECTION 10. MISCELLANEOUS		~~81~~91
10.1	Amendments and Waivers	~~81~~91
10.2	Notices	~~84~~94
10.3	No Waiver; Cumulative Remedies	~~85~~95
10.4	Survival of Representations and Warranties	~~85~~96
10.5	Payment of Expenses	~~85~~96
10.6	Successors and Assigns; Participations and Assignments	~~87~~98
10.7	Adjustments; Set-off	~~90~~101
10.8	Counterparts	~~91~~102
10.9	Severability	~~91~~102
10.10	Integration	~~91~~102
10.11	GOVERNING LAW	~~91~~102
10.12	Submission To Jurisdiction; Waivers	~~92~~102
10.13	Acknowledgments	~~92~~103
10.14	Confidentiality	~~92~~103
10.15	Release of Collateral and Guarantee Obligations~~.~~	~~93~~104
10.16	Accounting Changes	~~94~~105
10.17	Delivery of Lender Addenda	~~94~~105
10.18	WAIVERS OF JURY TRIAL	~~94~~105
10.19	Intercreditor Agreement	105

SCHEDULES:

4.19(a)(i)	UCC Filing Jurisdictions
4.19(a)(ii)	UCC Financing Statements to Remain on File
4.19(a)(iii)	UCC Financing Statements to be Terminated
7.2(d)	Existing Indebtedness
7.3(f)	Existing Liens
7.10	Transactions with Affiliates

EXHIBITS:

A	Form of Guarantee and Collateral Agreement
B	Form of Compliance Certificate
C-1	Form of Closing Certificate
C-2	Form of Secretary’s Certificate
D	Form of Assignment and Acceptance
E	Form of Legal Opinion of Holme Roberts & Owen LLP
F-1	Form of Term Note
F-2	Form of Revolving Credit Note (2014 Revolving Credit Loans)
F-3	Form of Revolving Credit Note (2017 Revolving Credit Loans)
F-4	Form of Swing Line Note
G	Form of Exemption Certificate
H	Form of Lender Addendum
I	Form of Borrowing Notice
J	Form of Solvency Certificate
K	Form of Intercreditor Agreement

CREDIT AGREEMENT, dated as of February 13, 2007, among National CineMedia, LLC, a Delaware limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”), Lehman Brothers Inc. and J.P. Morgan Securities, Inc., as joint lead arrangers (in such capacity, the “Arrangers”), JPMorgan Chase Bank, N.A., as syndication agent (in such capacity, the “Syndication Agent”), Credit Suisse (USA) LLC and Morgan Stanley Senior Funding, Inc., as co-documentation agents (in such capacity, the “Co-Documentation Agents”) and Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders extend credit to the Borrower in the form of (i) Term Loans (as this and other capitalized terms used in these preliminary statements are defined in Section 1.1 below) in an initial aggregate amount of $725,000,000 and (ii) a Revolving Credit Facility in an initial aggregate amount of $80,000,000;

WHEREAS, the proceeds of the Term Loans made on the Closing Date will be permitted to be used (i) to redeem the Borrower’s Preferred Equity (the “Redemption” and collectively with the Refinancing described below and the payments described in clauses (ii) and (iii) of this paragraph, the “Transaction”), (ii) to pay (directly or indirectly) fees and expenses related to the Redemption, the Refinancing, the initial public offering of the common stock of Holdings and all related transactions and (iii) to finance certain payments to the ESA Parties as compensation for amendments to the Borrower’s payment obligations under the ESAs;

WHEREAS, the proceeds of the Revolving Credit Loans will be permitted to be used (i) for working capital and general corporate purposes of the Borrower and its Subsidiaries, (ii) to repay certain existing indebtedness of the Borrower (the “Refinancing”), (iii) to fund Restricted Payments and other payments permitted by Section 7.6 and (iv) to pay the Final Circuit Share Payments;

WHEREAS, the Lenders are willing to make such credit facilities available upon and subject to the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS

1.1 Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

“~~Acquisition”: as to any Person, (x) the acquisition of all of the Capital Stock of another Person, (y) the acquisition of all or substantially all of the assets of any other Person or (z) the acquisition of all or substantially all of the assets constituting a business line or division of any other Person.~~2014 Revolving Credit Facility”: the revolving credit facility represented by the 2014 Revolving Credit Loans.

“2014 Revolving Credit Lender”: (a) prior to the Amendment No. 3 Effective Date, each Original Revolving Credit Lender, (b) as of the Amendment No. 3 Effective Date, each Original Revolving Credit Lender that at or prior to the Consent Deadline has not delivered to the Administrative Agent an executed signature page to Amendment No. 3. whose name and the aggregate principal amount of its Original Revolving Credit Loans not so extended are set forth on Schedule I to Amendment No. 3 under the heading “2014 Revolving Credit Loans”.

“2014 Revolving Credit Loan”: Revolving Credit Loans made by any 2014 Revolving Credit Lender prior to the Amendment No. 3 Effective Date. As of the Amendment No. 3 Effective Date, the aggregate principal amount of the 2014 Revolving Credit Loans outstanding is $14,000,000.00.

“2014 Revolving Credit Maturity Date”: December 31, 2014 or, if such date is not a Business Day, the next preceding Business Day.

“2014 Revolving Credit Termination Date” : with respect to 2014 Revolving Credit Loans, the earlier to occur of (a) the 2014 Revolving Credit Maturity Date and (b) the date on which the Revolving Credit Commitments shall have terminated, no Revolving Credit Loans shall be outstanding and the Revolving Credit Lenders shall have no more L/C Obligations.

“2017 Revolving Credit Commitment”: (a) with respect to each Original Revolving Credit Lender that at or prior to the Consent Deadline has delivered to the Administrative Agent an executed signature page to Amendment No. 3 indicating that all of such Lender’s Original Revolving Credit Commitment is to be extended, the amount of the Original Revolving Credit Commitment of such Original Revolving Credit Lender, which Commitment shall terminate on the 2017 Revolving Credit Maturity Date, as such 2017 Revolving Credit Commitment may be reduced from time to time pursuant to the terms hereof and (b) in the case of any Lender that receives an assignment of any portion of a 2017 Revolving Credit Commitment, the amount specified as such Lender’s “2017 Revolving Credit Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total 2017 Revolving Credit Commitment, as such 2017 Revolving Credit Commitment may be reduced from time to time pursuant to the terms hereof. As of the Amendment No. 3 Effective Date, the aggregate amount of the 2017 Revolving Credit Commitments outstanding is $105,000,000.00.

“2017 Revolving Credit Exposure”: as to any 2017 Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of 2017 Revolving Credit Loans of such 2017 Revolving Credit Lender then-outstanding, (b) such 2017 Revolving Credit Lender’s Revolving Credit Percentage of the L/C Obligations then outstanding and (c) such 2017 Revolving Credit Lender’s Revolving Credit Percentage of the aggregate principal amount of all outstanding Swing Line Loans.

“2017 Revolving Credit Facility”: the revolving credit facility represented by the 2017 Revolving Credit Commitments.

“2017 Revolving Credit Lender”: (a) as of the Amendment No. 3 Effective Date, each Original Revolving Credit Lender that at or prior to the Consent Deadline has signed Amendment No. 3 under the heading “2017 Revolving Credit Lenders” on the signature pages

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thereof and has delivered to the Administrative Agent an executed signature page to Amendment No. 3 whose name and the aggregate principal amount of its Original Revolving Credit Commitment so extended are set forth on Schedule I to Amendment No. 3 under the heading “2017 Revolving Credit Commitment” and (b) on or after the Amendment No. 3 Effective Date, without duplication of clause (a) as of the Amendment No. 3 Effective Date, each Lender that holds a 2017 Revolving Credit Commitment.

“2017 Revolving Credit Loan”: all Original Revolving Credit Loans that are converted to 2017 Revolving Credit Loans in accordance with Amendment No. 3 as of the Amendment No. 3 Effective Date, and, thereafter (without duplication) each Revolving Credit Loan made by any 2017 Revolving Credit Lender pursuant to its 2017 Revolving Credit Commitment.

“2017 Revolving Credit Maturity Date”: subject to Section 2.26, the earlier of (a) the date which is five years after the Amendment No. 3 Effective Date or, if such day is not a Business Day, the next preceding Business Day and (b) if the Borrower has not (i) refinanced or otherwise repaid the Term Loans on or prior to December 31, 2014 or (ii) entered into arrangements on or prior to December 31, 2014 extending the Term Loan Maturity Date to a date at least 1 year beyond the 2017 Revolving Credit Maturity Date, the later of (x) December 31, 2014 or, if such date is not a Business Day, the next preceding Business Day, and (y) one year prior to the Term Loan Maturity Date in effect on December 31, 2014.

“2017 Revolving Credit Termination Date”: with respect to the 2017 Revolving Credit Commitments and Letters of Credit, the earlier to occur of (a) the 2017 Revolving Credit Maturity Date and (b) the date on which the 2017 Revolving Credit Commitments shall have terminated, no 2017 Revolving Credit Loans shall be outstanding and the 2017 Revolving Credit Lenders shall have no more L/C Obligations.

“Acquisition”: as to any Person, (x) the acquisition of all of the Capital Stock of another Person, (y) the acquisition of all or substantially all of the assets of any other Person or (z) the acquisition of all or substantially all of the assets constituting a business line or division of any other Person.

“~~Additional Lender”: as defined in Section 2.25.~~“Additional Lender”: at any time, any existing Lender or any other bank or other financial institution selected by the Borrower that agrees to provide any portion of any Incremental Term Loans, Revolving Credit Commitment Increases or Replacement Revolving Credit Commitments.

“Adjusted Consolidated EBITDA”: as to the Borrower and its Subsidiaries for a particular period, the sum of:

(a) Consolidated EBITDA of Borrower and its Subsidiaries for such period; provided that for purposes of this definition, the definitions of “Consolidated Net Senior Secured Leverage Ratio” and “Consolidated Total Leverage Ratio” and Section 7.1, Consolidated EBITDA of Borrower and its Subsidiaries (i) for FQ2 2006 shall be deemed to be $39,000,000, (ii) for FQ3 2006 shall be deemed to be $41,800,000, (iii) for FQ4 2006 shall be calculated by the Borrower on a pro forma basis prior to providing the audited

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financial statements for 2006 required by Section 6.1(a); provided that the method for determining the pro forma amount under this clause (iii) shall be consistent with the method used for determining the pro forma amounts set forth in clauses (i) through (ii) above, and (iv) for FQ1 2007 shall be equal to the sum of (x) for the period beginning on the first day of FQ1 2007 and ending on the Closing Date (the ~~"~~“Cutoff Date~~"~~”), an amount calculated by the Borrower prior to providing the financial statements for FQ1 2007 required by Section 6.1(b); provided that the method for determining the pro forma amount under this clause (iv)(x) shall be consistent with the method used for determining the pro forma amounts set forth in clauses (i) through (ii) above, and (y) for the period beginning on the first day following the Cutoff Date and ending on the last day of FQ1 2007, actual Consolidated EBITDA of Borrower and its Subsidiaries for such period; plus

(b) for each such period ending after the Closing Date, amounts received by the Borrower during such period pursuant to the Loews Agreement or other similar agreements to the extent such amounts are not otherwise included in determining Consolidated EBITDA of Borrower and its Subsidiaries under clause (a) of this definition for such period; plus

(c) for each such period ending after the Closing Date, the aggregate amount of cash payments received by the Borrower during such period pursuant to Section 4(b) of the Common Unit Adjustment Agreement to the extent such amounts are not otherwise included in determining Consolidated EBITDA of the Borrower and its Subsidiaries under clause (a) of this definition for such period.

“Adjustment Date”: as defined in the definition of “Pricing Grid.”

“Administrative Agent”: as defined in the preamble hereto.

“Affiliate”: as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person; provided that, for purposes of Section 7.10, an “Affiliate” shall not include any Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, any Founding Member Parent (excluding Holdings, each Subsidiary of Holdings and each Subsidiary of such Founding Member Parent). For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Agents”: the collective reference to the Syndication Agent, the Co-Documentation Agents and the Administrative Agent.

“Aggregate Exposure”: with respect to any Lender at any time, an amount equal to (a) until the Closing Date, the aggregate amount of such Lender’s Commitments at such time and (b) thereafter, the sum of (i) the aggregate then unpaid principal amount of such Lender’s Term Loans and (ii) the amount of such Lender’s Revolving Credit Commitment then in effect or, if ~~the~~any Class of Revolving Credit Commitments of such Lender have been terminated, the amount of such Lender’s Revolving Extensions of Credit then outstanding.

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“Aggregate Exposure Percentage”: with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender’s Aggregate Exposure at such time to the sum of the Aggregate Exposures of all Lenders at such time.

“Agreement”: this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

“Amendment No. 2”: Amendment No. 2 to this Agreement, dated as of June 20, 2011 among the Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 2 Effective Date”: the date in which each of the conditions in Section 3 of Amendment No. 2 have been satisfied.

“Amendment No. 3”: Amendment No. 3 to this Agreement, dated as of April 27, 2012, among the Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 3 Effective Date”: the date on which each of the conditions in Section 3 of Amendment No. 3 have been satisfied.

“Applicable Margin”: (a) with respect to any Term Loan, 0.75% in the case of Base Rate Loans and 1.75% in the case of Eurodollar Loans and (b) with respect to any Revolving Credit Loan, 0.75% in the case of Base Rate Loans and 1.75% in the case of Eurodollar Loans; provided that on and after the first Adjustment Date occurring after the third fiscal quarter in fiscal year 2008, the Applicable Margin shall be determined pursuant to the Pricing Grid.

“Applicable Tax Rate”: (a) 40% or (b) if, at the time of the relevant distribution described in Section 7.6(f) herein, the highest combined federal, state and local marginal rate applicable to corporate taxpayers residing in New York City, New York, taking into account the deductibility of state and local income taxes for federal income tax purposes shall exceed 40%, such higher rate.

“Application”: an application, in such form as the relevant Issuing Lender may specify from time to time, requesting such Issuing Lender to issue a Letter of Credit (which application shall be subject to Section 3.8).

“Arrangers”: as defined in the preamble hereto.

“Asset Sale”: any Disposition of Property or series of related Dispositions of Property (excluding any such Disposition permitted by clauses (a) through (m) of Section 7.5) which yields gross proceeds to the Borrower or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $5,000,000.

“Assignee”: as defined in Section 10.6(b).

“Assignment and Acceptance”: as defined in Section 10.6(c).

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“Assignor”: as defined in Section 10.6(b).

“Available Cash”: for a particular period (i) the Borrower’s earnings before interest, taxes, depreciation and amortization (as determined in accordance with GAAP); plus (ii) non-cash items of deduction or loss (other than items related to barter transactions) subtracted in determining the Borrower’s earnings under clause (i); plus (iii) interest income received by the Borrower to the extent such income is not otherwise included in determining the Borrower’s earnings under clause (i); plus (iv) amounts received by the Borrower pursuant to the Loews Agreement or other similar agreements to the extent such amounts are not otherwise included in determining the Borrower’s earnings under clause (i); plus (v) amounts received by the Borrower pursuant to the Common Unit Adjustment Agreement to the extent such amounts are not otherwise included in determining the Borrower’s earnings under clause (i); plus (vi) amounts received by the Borrower pursuant to Section 3.5(c) of the Borrower LLC Operating Agreement to the extent such amounts are not otherwise included in determining the Borrower’s earnings under clause (i); plus (vii) net proceeds (after expenses attributable to the sale) from the sale of Borrower assets to the extent such proceeds are not otherwise included in determining the Borrower’s earnings under clause (i); plus (viii) for the second quarterly period of each fiscal year of the Borrower, the amount of any Distribution Increase (as hereinafter defined) attributable to the Distribution Year (as hereinafter defined); plus (ix) for the fourth quarterly period of each fiscal year of the Borrower, any amounts that the Borrower was not permitted to distribute to its members for each of the immediately preceding three quarterly fiscal periods of such fiscal year as a result of the application of Section 7.6(h) of this Agreement (to the extent such amounts are not restricted under Section 7.6(h) as of the last day of such fourth quarterly fiscal period); less (x) non-cash items of income or gain (other than items related to barter transactions) added in determining the Borrower’s earnings under clause (i); less (xi) amounts paid by the Borrower pursuant to the ESAs, the Management Agreement or other similar agreements to the extent such amounts are not otherwise deducted in determining the Borrower’s earnings under clause (i); less (xii) amounts paid by the Borrower pursuant to the Common Unit Adjustment Agreement to the extent such amounts are not otherwise deducted in determining the Borrower’s earnings under clause (i); less (xiii) taxes paid by the Borrower; less (xiv) Capital Expenditures made by the Borrower, minus any Agreed Increase in Available Cash in such period relating to a Specified Capital Expenditure, plus any Agreed Decrease in Available Cash in such period relating to a Specified Capital Expenditure; provided that the aggregate amount of all Agreed Decreases in Available Cash relating to any Specified Capital Expenditure for all fiscal quarters must equal the Agreed Increase in Available Cash relating to such Specified Capital Expenditure prior to the Term Loan Maturity Date; less (xv) for the second quarterly period of each fiscal year of the Borrower, the amount of any Distribution Decrease (as hereinafter defined) attributable to the Distribution Year; less (xvi) interest paid by the Borrower on Specified Funded Indebtedness (as hereinafter defined); less (xvii) mandatory principal payments made by the Borrower on the Specified Funded Indebtedness to the extent such principal payments are made from funds other than funds that were restricted pursuant to Section 7.6(h) of this Agreement); less (xviii) amounts (other than interest and principal payments) paid by the Borrower with respect to Specified Funded Indebtedness to the extent such amounts are not otherwise deducted in determining the Borrower’s earnings under clause (i); provided, however, that (A) amounts borrowed under, and optional principal payments made on, the Revolving Credit Loans shall not be taken into account in determining Available Cash; (B) amounts received or paid by the Borrower pursuant to the terms of the Tax Receivable Agreement shall not be taken into account in determining Available Cash; (C) for the quarterly

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period that includes the Closing Date, Available Cash shall be determined beginning on the day following the Closing Date through the last day of such quarterly fiscal period~~. For purposes of the definition of “Available Cash” only, “Specified Funded Indebtedness” means the sum of (x) Indebtedness of the Borrower pursuant to any Loan Document, plus (y) additional Indebtedness, or any refinancing thereof, of the Borrower as permitted under the terms of this Agreement~~; and (D) proceeds of or any payments made with or out of the proceeds of any Indebtedness incurred pursuant to Sections 7.2(k), (n) ~~or~~, (o) or (p) shall not be taken in account in determining Available Cash. For purposes ~~of clause (xiv)~~ of this definition of Available Cash: (a) the term “Agreed Increase in Available Cash” means, with respect to any Specified Capital Expenditure, the amount of the increase in Available Cash in the fiscal quarter in which such Capital Expenditure is made that was agreed to among the Borrower and the members of the Borrower, such amount not to exceed the amount of such Specified Capital Expenditure; (b) the term “Specified Capital Expenditure” means any Capital Expenditure with respect to which (and to the extent that) the Borrower has agreed with the members of the Borrower to an Agreed Increase in Available Cash in the fiscal quarter in which such Capital Expenditure is made and to one or more Agreed Decreases in Available Cash in one or more fiscal quarters during the term of this Agreement; ~~and~~ (c) the term “Agreed Decrease in Available Cash” means, with respect to any Specified Capital Expenditure, the amount of the decrease in Available Cash in any quarter that was agreed to among the Borrower and the members of the Borrower; provided that the aggregate amount of all such Agreed Decreases in Available Cash for any Specified Capital Expenditure shall not exceed the amount of such Specified Capital Expenditure; and (d) “Specified Funded Indebtedness” means the sum of (x) Indebtedness of the Borrower pursuant to any Loan Document, plus (y) additional Indebtedness, or any refinancing thereof, of the Borrower as permitted under the terms of this Agreement.

The Borrower shall determine Available Cash (i) for each quarterly fiscal period of the Borrower, and (ii) for each fiscal year of the Borrower (the “Distribution Year”) in connection with the preparation of the financial statements of the Borrower referred to in Section 6.1(a). To the extent Available Cash for the Distribution Year is greater than the total amount of Restricted Payments made pursuant to Section 7.6 with respect to the four quarterly fiscal periods in such Distribution Year (the “Distribution Increase”), the Distribution Increase will be added to Available Cash for the second quarterly period in the fiscal year following the Distribution Year. To the extent Available Cash for the Distribution Year is less than the total amount of Restricted Payments made pursuant to Section 7.6 with respect to the four quarterly fiscal periods in such Distribution Year (the “Distribution Decrease”), the Distribution Decrease will be subtracted from Available Cash for the second quarterly period in the fiscal year following the Distribution Year.

“Available Revolving Credit Commitment”: with respect to any Revolving Credit Lender at any time, an amount equal to the excess, if any, of (a) such Lender’s Revolving Credit Commitment then in effect over (b) such Lender’s Revolving Extensions of Credit then outstanding; provided, that in calculating any Lender’s Revolving Extensions of Credit for the purpose of determining such Lender’s Available Revolving Credit Commitment pursuant to Section 2.9, the aggregate principal amount of Swing Line Loans then outstanding shall be deemed to be zero.

“Barclays Entity”: any of Barclays Bank PLC or any of its Affiliates.

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“Base Rate”: for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1%. For purposes hereof: “Prime Rate” shall mean the prime lending rate as set forth on the British Banking Association Telerate Page 5 (or such other comparable publicly available page as may, in the reasonable opinion of the Administrative Agent after notice to the Borrower, replace such page for the purpose of displaying such rate if such rate no longer appears on the British Bankers Association Telerate page 5), as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually available. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

“Base Rate Loans”: Loans for which the applicable rate of interest is based upon the Base Rate.

“Benefitted Lender”: as defined in Section 10.7.

“Board”: the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Borrower”: as defined in the preamble hereto.

“Borrower LLC Operating Agreement”: the Third Amended and Restated Limited Liability Company Operating Agreement of the Borrower, as the same may be amended, supplemented or otherwise modified from time to time.

“Borrower Membership Units”: the common membership units of the Borrower.

“Borrowing Date”: any Business Day specified by the Borrower as a date on which the Borrower requests the relevant Lenders to make Loans hereunder.

“Borrowing Notice”: with respect to any request for borrowing of Loans hereunder, a notice from the Borrower, substantially in the form of, and containing the information prescribed by, Exhibit I, delivered to the Administrative Agent.

“Business Day”: (a) for all purposes other than as covered by clause (b) below, a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (a) and which is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.

“Capital Expenditures”: for any period, with respect to the Borrower and its Subsidiaries on a consolidated basis, the aggregate of all expenditures by the Borrower and its Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements) during such period that have been capitalized by the Borrower for financial reporting purposes in accordance with GAAP.

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“Capital Lease Obligations”: with respect to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP; and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

“Capital Stock”: any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

“Cash Equivalents”: (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-2 by Standard & Poor’s Ratings Services (“S&P”) or P-2 by Moody’s Investors Service, Inc. (“Moody’s”), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; and (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

“Change of Control”: the occurrence of any of the following events:

(a) (i) any ~~"~~“person~~"~~” or ~~"~~“group~~"~~” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the ~~"~~“Exchange Act"”)), excluding any Founding Member or Holdings, shall become the ~~"~~“beneficial owner~~"~~” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 50% of the then issued and outstanding Borrower Membership Units and (ii) at such time (x) the supermajority voting procedure required under Section 5.2 of Holding’s Amended and Restated Certificate of Incorporation (as such Section is in effect on the Closing Date) is not applicable and (y) no Founding Member is entitled to participate in giving Founding Member Approval (as such definition is defined in the Borrower LLC Operating Agreement on the Closing Date) pursuant to Section 4.3 of the Borrower LLC Operating Agreement (as such Section is in effect on the Closing Date); or

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(b) (i) any Person, other than a Founding Member, acquires the right to (A) elect, or (B) nominate for election or (C) designate for nomination pursuant to the Designation Agreement, a majority of the members of the board of directors of Holdings and (ii) at such time (x) the supermajority voting procedure required under Section 5.2 of the Holding’s Amended and Restated Certificate of Incorporation (as such Section is in effect on the Closing Date) is not applicable and (y) no Founding Member is entitled to participate in giving Founding Member Approval (as such definition is defined in the Borrower LLC Operating Agreement on the Closing Date) pursuant to Section 4.3 of the Borrower LLC Operating Agreement (as such Section is in effect on the Closing Date); or

(c) (i) Holdings shall cease to be the manager of the Borrower and (ii) at such time (x) the supermajority voting procedure required under Section 5.2 of the Holding’s Amended and Restated Certificate of Incorporation (as such Section is in effect on the Closing Date) is not applicable and (y) no Founding Member is entitled to participate in giving Founding Member Approval (as such definition is defined in the Borrower LLC Operating Agreement on the Closing Date) pursuant to Section 4.3 of the Borrower LLC Operating Agreement (as such Section is in effect on the Closing Date).

For purposes of this definition of Change of Control only, the term ~~"~~“Founding Member~~"~~” shall mean (a) each of American Multi-Cinema, Inc., a Missouri corporation, Cinemark Media, Inc., a Delaware corporation, and Regal CineMedia Holdings, LLC, a Delaware limited liability company, and (b) each Permitted Transferee (as such definition is defined in the Borrower LLC Operating Agreement on the Closing Date) that constitutes a Founding Member Affiliate.

“Class”: when used in reference to any Loan or any borrowing, refers to whether such Loan, or the Loans comprising such borrowing, are 2014 Revolving Credit Loans, 2017 Revolving Credit Loans, Extended Revolving Credit Loans of the same Extension Series and including any related swingline loans thereunder, Replacement Revolving Credit Loans (of the same series and any related swingline loans thereunder), or Swing Line Loans and, when used in reference to any Revolving Credit Commitment, refers to whether such Revolving Credit Commitment is a 2017 Revolving Credit Commitment, an Extended Revolving Credit Commitment of the same Extension Series and including any related swingline commitments thereunder, a Replacement Revolving Credit Commitment (of the same series and any related swingline commitment thereunder) or a Swing Line Commitment.

“Closing Date”: the date on which the conditions precedent set forth in Section 5.1 shall have been satisfied, which date shall be not later than February 13, 2007.

“Code”: the Internal Revenue Code of 1986, as amended from time to time.

“Co-Documentation Agents”: as defined in the preamble hereto.

“Collateral”: all Property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

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“Commitment”: (a) with respect to ~~any Lender, each of the Term Loan Commitment and the~~each Lender (to the extent applicable), such Lender’s 2017 Revolving Credit Commitment ~~of such Lender~~, Extended Revolving Credit Commitment of the same Extension Series, Replacement Revolving Credit Commitment and (b) with respect to the Swing Line Lender or any swingline lender under any Extended Revolving Credit Commitment or Replacement Revolving Credit Commitment, its swingline commitment.

“Commitment Fee Rate”: 0.50% per annum.

“Common Unit Adjustment Agreement”: the Common Unit Adjustment Agreement by and among Holdings, the Borrower, the Founding Members and the ESA Parties dated as of the date hereof, as the same may be amended, supplemented or modified from time.

“Commonly Controlled Entity”: an entity, whether or not incorporated, that is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes the Borrower and that is treated as a single employer under Section 414 of the Code.

“Compliance Certificate”: a certificate duly executed by a Responsible Officer, substantially in the form of Exhibit B.

“Consolidated EBITDA”: of the Borrower for any period, Consolidated Net Income of the Borrower and its Subsidiaries for such period plus, without duplication and to the extent deducted in determining such Consolidated Net Income for such period, the sum of (a) expenses for taxes based on income or capital (including franchise and similar taxes), (b) interest expense of the Borrower and its Subsidiaries, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges incurred in connection with or associated with Indebtedness (including without limitation, as it relates to the Borrower and its Subsidiaries, the Facilities), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any extraordinary, unusual or non-recurring charges, expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business), including without limitation, as it relates to the Borrower and its Subsidiaries, all fees, commissions, expenses, costs, charges and reorganizations costs (including reasonable legal, accounting, financing, consulting and advisory costs, fees and expenses) incurred in connection with the Facilities or the initial public offering referred to in Section 5.1(b), (f) severance plan costs or expense, (g) any other non-cash charges, expenses or losses of the Borrower and its Subsidiaries, including without limitation, (x) non-cash compensation expenses arising from the issuance by Holdings, the Borrower or the applicable Subsidiary of equity, options to purchase equity, stock or equity appreciation rights or similar rights to the employees of Holdings, the Borrower and Subsidiaries of the Borrower and (y) non-cash charges related to changes in the exposure of the Borrower and its Subsidiaries under Hedge Agreements, and minus, to the extent included in determining such Consolidated Net Income for such period, the sum of (a) interest income (except to the extent deducted in determining such Consolidated Net Income), (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the

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ordinary course of business), (c) any other non-cash income and (d) any cash payments made during such period in respect of items described in clause (f) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were reflected as a charge in the statement of Consolidated Net Income, all as determined on a consolidated basis.

For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a “Reference Period”) pursuant to any determination of the Consolidated Net Senior Secured Leverage Ratio, (i) if at any time during such Reference Period the Borrower or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period and (ii) if during such Reference Period the Borrower or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such Reference Period. As used in this definition, “Material Acquisition” means any Acquisition that involves the payment of consideration by the Borrower and its Subsidiaries in excess of an amount equal to 10% of Consolidated EBITDA of the Borrower and its Subsidiaries for the period of the most recent four consecutive fiscal quarters ending prior to the closing date of such Acquisition with respect to which financial statements have been prepared by the Borrower. “Material Disposition” means any Disposition of property or series of related Dispositions of property that yields gross proceeds to the Borrower or any of its Subsidiaries in excess of an amount equal to 10% of Consolidated EBITDA of the Borrower and its Subsidiaries for the period of the most recent four consecutive fiscal quarters ending prior to the date of such Disposition with respect to which financial statements have been prepared by the Borrower.

“Consolidated Net Income”: of any Person for any period, the consolidated net income (or loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided, that in calculating Consolidated Net Income of the Borrower and its consolidated Subsidiaries for any period, there shall be excluded (a) except as set forth in the second paragraph of the definition of “Consolidated EBITDA,” the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of the Borrower) in which the Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Borrower or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.

“Consolidated Net Senior Secured Leverage Ratio”: as of the last day of any period of four consecutive fiscal quarters, the ratio of (a) Consolidated Senior Secured Debt on such day less the aggregate amount of cash and Cash Equivalents owned by the Borrower and its Subsidiaries on such day (in each case, free and clear of all Liens (other than Liens permitted by Section 7.3(a), (h) and (l)) to (b) Adjusted Consolidated EBITDA of the Borrower and its Subsidiaries for such period.

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“Consolidated Senior Secured Debt”: at any date, Consolidated Total Debt (other than Subordinated Debt and Permitted Unsecured Indebtedness) at such date, determined on a consolidated basis in accordance with GAAP, that is secured by a Lien on any assets of the Borrower or its Subsidiaries.

“Consolidated Total Debt”: at any date, the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries of the type described in clauses (a) through (e) of the definition of “Indebtedness” in this Section 1.1 at such date, determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Leverage Ratio”: as of any date of determination, the ratio of (a) Consolidated Total Debt on such date less the aggregate amount of cash and Cash Equivalents owned by the Borrower and its Subsidiaries on such date (in each case, free and clear of all Liens (other than Liens permitted by Section 7.3(a), (h) and (l)) to (b) Adjusted Consolidated EBITDA of the Borrower and its Subsidiaries for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination with respect to which financial statements have been prepared by the Borrower.

“Contractual Obligation”: as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.

“Control Investment Affiliate”: as to any Person, any other Person that (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Default”: any of the events specified in Section 8, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Defaulting Lender”: as defined in Section 2.24.

“Designation Agreement”: the Director Designation Agreement dated as of February 13, 2007 among Holdings, American Multi-Cinema, Inc., a Missouri corporation, Cinemark Media, Inc., a Delaware corporation, and Regal CineMedia Holdings, LLC, a Delaware limited liability company, as the same may be amended, supplemented or otherwise modified from time to time.

“Disposition”: with respect to any Property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof; and the terms “Dispose” and “Disposed of” shall have correlative meanings.

“Dollars” and “$”: dollars in lawful currency of the United States of America.

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“Domestic Subsidiary”: any Subsidiary of the Borrower organized under the laws of any jurisdiction within the United States of America.

“ECF Percentage”: with respect to any fiscal year of the Borrower, 50%; provided, that, the ECF Percentage shall be 0% if the Consolidated Net Senior Secured Leverage Ratio as of the last day of such fiscal year is less than 3.0 to 1.0.

“Employment Agreements”: the collective reference to the employment agreements entered into from time to time among Holdings, the Borrower and each “Service Employee” under (and as defined in) the Management Agreement, in each case as the same may be amended, supplemented or modified from time to time.

“Environmental Laws”: any and all laws, rules, orders, regulations, statutes, ordinances, codes, decrees, or other legally enforceable requirements (including, without limitation, common law) of any international authority, foreign government, the United States, or any state, local, municipal or other governmental authority, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health, or employee health and safety, as has been, is now, or may at any time hereafter be, in effect.

“Environmental Permits”: any and all permits, licenses, approvals, registrations, notifications, exemptions and other authorizations required under any Environmental Law.

“ERISA”: the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ESAs”: the collective reference to (a) the Exhibitor Services Agreement between the Borrower and American Multi-Cinema, Inc., a Missouri corporation, dated as of February 13, 2007, (b) the Exhibitor Services Agreement between the Borrower and Cinemark USA, Inc., a Texas corporation, dated as of February 13, 2007, and (c) the Exhibitor Services Agreement between the Borrower and Regal Cinemas, Inc., a Tennessee corporation, dated as of February 13, 2007, in each case as amended, supplemented or modified from time to time.

“ESA Parties”: the collective reference to American Multi-Cinema, Inc., a Missouri corporation, Cinemark USA, Inc., a Texas corporation, and Regal Cinemas, Inc., a Tennessee corporation.

“Eurocurrency Reserve Requirements”: for any day, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves) under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

“Eurodollar Base Rate”: with respect to each day during each Interest Period, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such

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Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate screen (or otherwise on such screen), the “Eurodollar Base Rate” for purposes of this definition shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent.

“Eurodollar Loans”: Loans for which the applicable rate of interest is based upon the Eurodollar Rate.

“Eurodollar Rate”: with respect to each day during each Interest Period, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

Eurodollar Base Rate
1.00 - Eurocurrency Reserve Requirements

“Eurodollar Tranche”: the collective reference to Eurodollar Loans under a particular Facility the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

“Event of Default”: any of the events specified in Section 8, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Excess Cash Flow”: means for a fiscal year of the Borrower, (i) Available Cash for such fiscal year, less (ii) to the extent not deducted in calculating Available Cash for such fiscal year, Restricted Payments and other cash payments as permitted under Section 7.6 made or payable with respect to such fiscal year, less (iii) an amount not to exceed $10,000,000 for such fiscal year.

“Excess Cash Flow Application Date”: as defined in Section 2.12(c).

“Existing Class”: each Class of Existing Revolving Credit Loans and Existing Revolving Credit Commitments.

“Existing Revolving Credit Commitments”: as defined in Section 2.26(a).

“Existing Revolving Credit Loans”: as defined in Section 2.26(a).

“Extended Loans/Commitments”: the Extended Revolving Credit Loans and/or Extended Revolving Credit Commitments.

“Extended Revolving Credit Commitments”: as defined in Section 2.26(a).

“Extended Revolving Credit Facility”: each Class of Extended Revolving Credit Commitments established pursuant to Section 2.26(a).

“Extended Revolving Credit Loans”: as defined in Section 2.26(a).

“Extending Lender”: as defined in Section 2.26 (b).

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“Extension Amendment”: as defined in Section 2.26(c).

“Extension Date”: as defined in Section 2.26(d).

“Extension Election”: as defined in Section 2.26(b).

“Extension Request”: as defined in Section 2.26(a).

“Extension Series”: Extended Revolving Credit Commitments that are established to have the same maturity date pursuant to the same Extension Amendment (or any subsequent Extension Amendment to the extent such Extension Amendment expressly provides that the Extended Revolving Credit Commitments provided for therein are intended to be a part of any previously established Extension Series).

“Facility”: each of (a) the Term Loan Commitments and the Term Loans made thereunder (the “Term Loan Facility”) and (b) ~~the~~each Class of Revolving Credit Commitments and the extensions of credit made thereunder (~~the~~each a “Revolving Credit Facility”).

“Federal Funds Effective Rate”: for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

“Final Circuit Share Payments”: the collective reference to the “Final Circuit Share Payments” as defined in, and to be paid by the Borrower to the ESA Parties pursuant to, that certain side letter dated as of February 13, 2007, by and among the Borrower and the ESA Parties, substantially in the form filed with the SEC on January 24, 2007.

“Final Prospectus”: Holding’s final prospectus filed with the SEC on February 9, 2007 pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

“Foreign Subsidiary”: any Subsidiary of the Borrower that is not a Domestic Subsidiary.

“Founding Members”: the collective reference to American Multi-Cinema, Inc., a Missouri corporation, Cinemark Media, Inc., a Delaware corporation, and Regal CineMedia Holdings, LLC, a Delaware limited liability company.

“Founding Member Affiliate” means each Founding Member Parent and any Person that, directly or indirectly, is controlled by a Founding Member Parent. For purposes of this definition only, “control” of a Person means the power, directly or indirectly, either to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Founding Member Parent: each of (a) Marquee Holdings Inc. or its successor or any Person that wholly-owns Marquee Holdings Inc., directly or indirectly, in the future, in the

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case of American Multi-Cinema, Inc., (b) Cinemark Holdings, Inc. or its successor or any Person that wholly-owns Cinemark Holdings, Inc., directly or indirectly, in the future, in the case of Cinemark Media, Inc., and (c) Regal Entertainment Group or its successor or any Person that wholly-owns Regal Entertainment Group, directly or indirectly, in the future, in the case of Regal CineMedia Holdings, LLC.

“FQ1”, “FQ2 “, “FQ3”, and “FQ4”: when used with a numerical year designation, means the first, second, third or fourth fiscal quarters, respectively, of such fiscal year of the Borrower (e.g., FQ4 2006 means the fourth fiscal quarter of the Borrower’s 2006 fiscal year, which ends on December 28, 2006).

“Funding Office”: the office specified from time to time by the Administrative Agent as its funding office by notice to the Borrower and the Lenders.

“GAAP”: generally accepted accounting principles in the United States of America as in effect from time to time.

“Governmental Authority”: any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

“Guarantee and Collateral Agreement”: the Guarantee and Collateral Agreement to be executed and delivered by the Borrower and each Subsidiary Guarantor, substantially in the form of Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time.

“Guarantee Obligation”: as to any Person (the “guaranteeing person”), any obligation, including a reimbursement, counterindemnity or similar obligation, of the guaranteeing person that guarantees or in effect guarantees, or which is given to induce the creation of a separate obligation by another Person (including any bank under any letter of credit), in each case, that guarantees or in effect guarantees any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such

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guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

“Hedge Agreements”: all interest rate or currency forwards, options, swaps, caps or collar agreements, foreign exchange agreements, commodity contracts or similar arrangements entered into by the Borrower or its Subsidiaries providing for protection against fluctuations in interest rates, currency exchange rates, commodity prices or the exchange of nominal interest obligations, either generally or under specific contingencies.

“Holdings”: National CineMedia, Inc., a Delaware corporation.

“Holdings Common Stock”: the common stock, par value $0.01 per share, of Holdings.

“Holdings Common Stock Outstanding” shall mean, as of any date of determination, (a) all shares of Holdings Common Stock actually outstanding on such date, (b) all shares of Holdings Common Stock issuable upon conversion or exchange of the common membership units of the Borrower outstanding on such date, and (c) all shares of Holdings Common Stock issuable upon exercise or conversion of all other options, warrants, evidences of indebtedness, shares (other than the Holdings Common Stock) or other securities outstanding on such date that are convertible or exchangeable for Holdings Common Stock.

“Holdings Total Capitalization” means, as of any date of determination, the sum of:

(a) an amount equal to (i) the number of shares of Holdings Common Stock Outstanding on such date, multiplied by (ii) the average of the closing prices of the Holdings Common Stock on the Nasdaq Global Select Market over the 30 day period ending three (3) trading days prior to such date; plus

(b) an amount equal to (i) the aggregate principal amount of all Indebtedness of Holdings and its Subsidiaries of the type described in clauses (a) through (e) of the definition of “Indebtedness” in this Section 1.1 at such date, determined on a consolidated basis in accordance with GAAP, less (ii) the aggregate amount of cash and Cash Equivalents owned by the Borrower and its Subsidiaries on such date (in each case, free and clear of all Liens (other than Liens permitted by Section 7.3(a), (h) and (l)); plus

(c) an amount equal to aggregate book value of all outstanding shares of non-convertible preferred stock of Holdings (if any).

“Incremental Amendment”: as defined in Section 2.25.

“Incremental Facility Closing Date”: as defined in Section 2.25.

“Incremental Term Loans”: as defined in Section 2.25.

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“Indebtedness”: of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of Property or services (other than trade payables incurred in the ordinary course of such Person’s business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property) other than customary reservations or retentions of title under agreements with suppliers in the ordinary course of business; provided that, in such event, the amount of such Indebtedness shall be deemed to be the lesser of the fair market value of such Property and the aggregate principal amount of such Indebtedness, (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit, surety bond or similar facilities, (g) for purposes of Section 7.2 only, all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person on or prior to February 13, 2015 (other than for consideration consisting of Borrower Membership Units or Holdings Common Stock or cash consideration of, or funded (directly or indirectly) by, Holdings), (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation and (j) for the purposes of Section 8(e) only, all obligations of such Person in respect of Hedge Agreements; provided that for purposes of this definition, the principal amount of any Hedge Agreement as of such date shall be the maximum aggregate amount that such Person would be required to pay if such Hedge Agreement were terminated as of such date (after giving effect to any netting arrangements). The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

“Indemnified Liabilities”: as defined in Section 10.5.

“Indemnitee”: as defined in Section 10.5.

“Insolvency”: with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

“Insolvent”: pertaining to a condition of Insolvency.

“Intellectual Property”: the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

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“Intercreditor Agreement”: (i) the Intercreditor Agreement, substantially in the form attached as Exhibit K to Amendment No. 3, to be entered into on the Amendment No. 3 Effective Date or (ii) in the case of any Permitted Refinancings of Indebtedness permitted under Section 7.2(p), an intercreditor agreement substantially similar to the Intercreditor Agreement referred to in clause (i) or otherwise on customary terms which are reasonably satisfactory to the Administrative Agent.

“Interest Payment Date”: (a) as to any Base Rate Loan, the last day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurodollar Loan having an Interest Period of three months or shorter, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (d) as to any Loan (other than any Revolving Credit Loan that is a Base Rate Loan and any Swing Line Loan), the date of any repayment or prepayment made in respect thereof.

“Interest Period”: as to any Eurodollar Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not later than 12:00 Noon, New York City time, on the date that is three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

(1) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

(2) any Interest Period that would otherwise extend beyond the Revolving Credit Termination Date or beyond the date final payment is due on the Term Loans shall end on the Revolving Credit Termination Date or such due date, as applicable; and

(3) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period.

“Investments”: as defined in Section 7.8.

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“Issuing Lender”: any Revolving Credit Lender from time to time designated by the Borrower as an Issuing Lender with the consent of such Revolving Credit Lender and the Administrative Agent.

“Latest Revolving Maturity Date”: with respect to any Indebtedness, the latest Maturity Date applicable to any Revolving Credit Facility that is outstanding hereunder as determined on the date such Indebtedness is issued or incurred.

“L/C Commitment”: $10,000,000.

“L/C Fee Payment Date”: the last day of each March, June, September and December and the last day of the Revolving Credit Commitment Period.

“L/C Obligations”: at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit that have not then been reimbursed pursuant to Section 3.5.

“L/C Participants”: with respect to any Letter of Credit, the collective reference to all the Revolving Credit Lenders other than the Issuing Lender that issued such letter of Credit.

“Lender Addendum”: with respect to any initial Lender, a Lender Addendum, substantially in the form of Exhibit J, to be executed and delivered by such Lender on the Closing Date as provided in Section 10.17.

“Lenders”: as defined in the preamble hereto.

“Letters of Credit”: as defined in Section 3.1.

“Lien”: any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

“Loan”: any loan made by any Lender pursuant to this Agreement.

“Loan Documents”: this Agreement, Amendment No. 2, Amendment No. 3, the Intercreditor Agreement, the Security Documents, the Applications and the Notes.

“Loan Parties”: the Borrower and each Subsidiary Guarantor.

“Loews Agreement”: the First Amended and Restated Loews Screen Integration Agreement, dated as of February 13, 2007, by and among American Multi-Cinema, Inc., a Missouri corporation, and the Borrower, as the same may be amended, supplemented or otherwise modified from time to time.

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“Majority Facility Lenders”: with respect to any Facility, the holders of more than 50% of the aggregate unpaid principal amount of the Term Loans or the Total Revolving Extensions of Credit, as the case may be, outstanding under such Facility (or, in the case of the Revolving Credit Facility, prior to any termination of the Revolving Credit Commitments, the holders of more than 50% of the Total Revolving Credit Commitments).

“Majority Revolving Credit Facility Lenders”: the Majority Facility Lenders in respect of the Revolving Credit Facility; provided that for purposes of any vote of the Majority Revolving Credit Facility Lenders in connection with Sections 8(B)(i) and 10.1(iii), (i) the Termed-Out Revolving Credit Loans shall not be considered part of the Total Revolving Extensions of Credit or the Total Revolving Credit Commitments, and (ii) the holders of the Termed-Out Revolving Credit Loans shall not be permitted to vote on any such matter.

“Majority Term Loan Facility Lenders”: the Majority Facility Lenders in respect of the Term Loan Facility.

“Management Agreement”: the Management Services Agreement between Holdings and the Borrower dated February 13, as the same may be amended, supplemented or modified from time to time as permitted hereunder.

“Material Adverse Effect”: a material adverse effect on (a) the business, assets, property, operations or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Agents or the Lenders hereunder or thereunder.

“Material Environmental Amount”: an amount or amounts payable by the Borrower and/or any of its Subsidiaries, in the aggregate in excess of $5,000,000, for: costs to comply with any Environmental Law; costs of any investigation, and any remediation, of any Material of Environmental Concern; and compensatory damages (including, without limitation damages to natural resources), punitive damages, fines, and penalties pursuant to any Environmental Law.

“Material Permitted Acquisition”: any Permitted Acquisition the consideration for which exceeds, on the closing date of the Permitted Acquisition, 10% of the Holdings Total Capitalization on such date.

“Material Wholly Owned Domestic Subsidiary” means, as of the Closing Date or any other date of determination, any Wholly Owned Subsidiary of the Borrower organized under the laws of any jurisdiction within the United States of America that accounts for either (a) five percent (5%) or more of the consolidated revenue of the Borrower and its Subsidiaries as determined in accordance with GAAP or (b) five percent (5%) or more of the Holdings Total Capitalization, in each case measured for the period of four consecutive fiscal quarters ended on the last day of the then most recently ended fiscal quarter with respect to which financial statements have been prepared by the Borrower.

“Materials of Environmental Concern”: any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants, radioactivity, and any other

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substances or forces of any kind, whether or not any such substance or force is defined as hazardous or toxic under any Environmental Law, that is regulated pursuant to or could give rise to liability under any Environmental Law.

“Maturity Date”: the 2014 Revolving Credit Maturity Date, the 2017 Revolving Credit Maturity Date, any maturity date related to any Class of Extended Revolving Credit Commitments or any maturity date related to any Class of Replacement Revolving Credit Commitments, as applicable.

“Mortgages”: each of the mortgages and deeds of trust, if any, made by any Loan Party in favor of, or for the benefit of, the Administrative Agent for the benefit of the Secured Parties.

“Multiemployer Plan”: a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds”: (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof received by any Loan Party in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when such proceeds are received) of such Asset Sale or Recovery Event, net of attorneys’ fees, other consultants’ fees, accountants’ fees, investment banking or brokerage fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable by the Borrower, any member thereof or otherwise as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and net of reserve amounts established by the Borrower or any Subsidiary for liabilities reasonably anticipated in connection with such Asset Sale or Recovery Event so long as such reserve amounts are comprised of segregated cash or Cash Equivalents and will constitute Net Cash Proceeds to the extent such reserve amounts are no longer required to be maintained and (b) in connection with any issuance or sale of debt securities or instruments, the cash proceeds received by any Loan Party from such issuance, net of attorneys’ fees, other consultants’ fees, investment banking or brokerage fees, accountants’ fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

“Non-Excluded Taxes”: as defined in Section 2.20.

“Non-U.S. Lender”: as defined in Section 2.20(d).

“Note”: any promissory note evidencing any Loan.

“Obligations”: the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans, the Reimbursement

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Obligations and all other obligations and liabilities of the Borrower to the Administrative Agent or to any Lender or any Qualified Counterparty, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, in each case which arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Specified Hedge Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise; provided, that (i) obligations of the Borrower or any Subsidiary under any Specified Hedge Agreement shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (ii) any release of Collateral or Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of obligations under Specified Hedge Agreements.

“Original Revolving Credit Commitment”: each “Revolving Credit Commitment” (as defined in this Agreement as in effect immediately prior to the Amendment No. 3 Effective Date) as in effect immediately prior to the Amendment No. 3 Effective Date.

“Original Revolving Credit Lender”: each “Revolving Credit Lender” (as defined in this Agreement as in effect immediately prior to the Amendment No. 3 Effective Date) as in effect immediately prior to the Amendment No. 3 Effective Date.

“Original Revolving Credit Loans”: the Revolving Credit Loans outstanding immediately prior to the Amendment No. 3 Effective Date.

“Other Taxes”: any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Participant”: as defined in Section 10.6(a).

“Payment Office”: the office specified from time to time by the Administrative Agent as its payment office by written notice to the Borrower and the Lenders.

“PBGC”: the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

“Permitted Acquisition”: as defined in Section 7.8(l).

“Permitted Refinancing”: with respect to any Person, any modification (other than a release of such Person), refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and

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by an amount equal to any existing commitments unutilized thereunder, (b) such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a weighted average life to maturity equal to or greater than the weighted average life to maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended and (c) at the time thereof, no Event of Default shall have occurred and be continuing.

“Permitted Unsecured Indebtedness”: as defined in Section 7.2(o).

“Person”: an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Plan”: at a particular time, any employee benefit plan that is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Preferred Equity”: as defined in Section 1.1 of the Borrower LLC Operating Agreement.

“Pricing Grid”: (a) (i) with respect to the 2014 Revolving Credit Loans and with respect to the 2017 Revolving Credit Loans for the period prior to the Amendment No. 3 Effective Date, the table set forth below:

Consolidated Net Senior Secured Leverage Ratio	Applicable Margin for Base Rate Loans	Applicable Margin for Eurodollar Loans

Greater than 3.5 to 1.0	0.75%	1.75%

Less than or equal to 3.5 to 1.0	0.50%	1.50%

(ii) with respect to the 2017 Revolving Credit Loans from and including the Amendment No. 3 Effective Date, the table set forth below:

Consolidated Net Senior Secured Leverage Ratio	Applicable Margin for Base Rate Loans	Applicable Margin for Eurodollar Loans

Greater than 2.25 to 1.0	1.25%	2.25%

Less than or equal to 2.25 to 1.0, but greater than 1.5 to 1.0	1.00%	2.00%

Less than or equal to 1.5 to 1.0	0.75%	1.75%

For purposes of the Pricing Grid, changes in the Applicable Margin resulting from changes in the Consolidated Net Senior Secured Leverage Ratio shall become effective on the date (the “Adjustment Date”) that is three Business Days after the date on which financial statements are

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delivered to the Lenders pursuant to Section 6.01 and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified by Section 6.01, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in the Pricing Grid shall apply to the Revolving Credit Loans. In addition, at all times while an Event of Default shall have occurred and be continuing, the highest rate set forth in the Pricing Grid shall apply to the Revolving Credit Loans. Each determination of the Consolidated Net Senior Secured Leverage Ratio pursuant to the Pricing Grid shall be made in a manner consistent with the determination thereof pursuant to Section 7.02.

(b) with respect to the Term Loans, the table set forth below:

Corporate Credit Rating of the Borrower	Applicable Margin for Base Rate Loans	Applicable Margin for Eurodollar Loans

Ba3 or better by Moody’s and BB- or better by S&P	0.50%	1.50%

Less than Ba3 by Moody’sor less than BB- by S&P	0.75%	1.75%

Changes in the Applicable Margin resulting from a change in the corporate credit rating of the Borrower shall become effective on the date on which Moody’s or S&P changes the corporate credit rating it has issued with respect to the Borrower and shall remain in effect until the next change to be effected pursuant to this paragraph. If at any time a corporate credit rating of the Borrower is not issued by either Moody’s or S&P, the Applicable Margin during such time with respect to the Term Loans shall be the highest rate set forth in the Pricing Grid. In addition, at all times while an Event of Default shall have occurred and be continuing, the highest rate set forth in the Pricing Grid shall apply to the Term Loans.

“Pro Forma Balance Sheet”: as defined in Section 4.1(a).

“Pro Forma Statement of Operations”: as defined in Section 4.1(a).

“Projections”: as defined in Section 6.2(b).

“Property”: as to any Person, any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock.

“Qualified Counterparty”: with respect to any Specified Hedge Agreement, any counterparty thereto that, at the time such Specified Hedge Agreement was entered into, was a Lender or an affiliate of a Lender.

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“Recovery Event”: any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of the Borrower or any of its Subsidiaries that yields gross proceeds in excess of $5,000,000.

“Redemption”: as defined in the second recital hereto.

“Refinancing”: as defined in the second recital hereto.

“Refunded Swing Line Loans”: as defined in Section 2.7.

“Refunding Date”: as defined in Section 2.7.

“Register”: as defined in Section 10.6(c).

“Registration Statement”: Holding~~'~~’s Form S-1 (333-137976) as filed with the SEC on October 12, 2006, as amended and in effect as of the Closing Date.

“Regulation H”: Regulation H of the Board as in effect from time to time.

“Regulation U”: Regulation U of the Board as in effect from time to time.

“Reimbursement Obligation”: the obligation of the Borrower to reimburse each Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit issued by such Issuing Lender.

“Reinvestment Deferred Amount”: with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by the Borrower or any of its Subsidiaries in connection therewith that are not applied to prepay the Term Loans pursuant to Section 2.12(b) as a result of the delivery of a Reinvestment Notice.

“Reinvestment Event”: any Asset Sale or Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice.

“Reinvestment Notice”: a written notice executed by a Responsible Officer stating that no Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire, construct, replace, improve or repair assets useful in its or such Subsidiary’s business.

“Reinvestment Prepayment Amount”: with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire, construct, replace, improve or repair assets useful in the Borrower’s or any Subsidiary’s business.

“Reinvestment Prepayment Date”: with respect to any Reinvestment Event, the earlier of (a) the date occurring one year after such Reinvestment Event and (b) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, acquire, construct, replace, improve or repair assets useful in the Borrower’s or any Subsidiary’s business with all or

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any portion of the relevant Reinvestment Deferred Amount; provided that, to the extent the Borrower or any of its Subsidiaries has entered a binding agreement within one year after such Reinvestment Event to acquire, construct, replace, improve or repair assets useful in the Borrower’s or any Subsidiary’s business, the one year period in clause (a) with respect to such Reinvestment Event shall be extended for an additional period of six months (or, if earlier, the expiration or termination of such binding agreement).

“Related Fund”: with respect to any Lender, any fund that (x) invests in commercial loans and (y) is managed by the same investment advisor as such Lender, by such Lender or an Affiliate of such Lender or investment advisor.

“Reorganization”: with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

“Replacement Facility”: as defined in Section 2.27(a).

“Replacement Facility Amendment”: as defined in Section 2.27(c).

“Replacement Facility Closing Date”: as defined in Section 2.27(c).

“Replacement Revolving Credit Commitments”: as defined in Section 2.27(d).

“Replacement Revolving Facility”: as defined in Section 2.27(a).

“Replacement Revolving Credit Loans”: any loan made to the Borrower under a Class of Replacement Revolving Credit Commitments.

“Reportable Event”: any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. § 4043.

“Required Lenders”: at any time, the holders of more than 50% of (a) until the Closing Date, the Commitments and (b) thereafter, the sum of (i) the aggregate unpaid principal amount of the Term Loans then outstanding and (ii) the Total Revolving Credit Commitments then in effect or, if the Revolving Credit Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding.

“Requirement of Law”: as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

“Responsible Officer”: the chief executive officer, chief financial officer or general counsel of Holdings (in its capacity as manager of the Borrower), but in any event, with respect to financial matters, the chief executive officer or chief financial officer of Holdings (in its capacity as manager of the Borrower).

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“Restricted Payments”: as defined in Section 7.6.

“Revolving Credit Commitment”: ~~as~~(a) with respect to ~~any Lender, the obligation of such Lender, if any, to make Revolving Credit Loans and participate in Swing Line Loans and Letters of Credit, in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “~~each Lender that is a Lender prior to the Amendment No. 3 Effective Date, the Original Revolving Credit Commitment of such Lender and (b) with respect to each Lender that is a Lender on and after the Amendment No. 3 Effective Date, such Lender’s 2017 Revolving Credit Commitment~~” opposite such Lender’s name on Schedule 1 to Amendment No. 2, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof.~~. The aggregate amount of the Revolving Credit Commitments in effect prior to the Amendment No. 3 Effective Date was $105,000,000. The aggregate amount of the Revolving Credit Commitments in effect on the Amendment No. 3 Effective Date is $105,000,000.

“Revolving Credit Commitment Increase”: as defined in Section 2.25.

“Revolving Credit Commitment Increase Lender”: as defined in Section 2.25.

“Revolving Credit Commitment Period”: the period from and including the Closing Date to the latest Revolving Credit Termination Date.

“Revolving Credit Facility”: as defined in the definition of “Facility” in this Section 1.1.

“Revolving Credit Lender”: each Lender that has a Revolving Credit Commitment or that is the holder of Revolving Credit Loans.

“Revolving Credit Loans”: as defined in Section ~~2.4.~~2.4, and shall include any 2014 Revolving Credit Loan and any 2017 Revolving Credit Loan.

“Revolving Credit Note”: as defined in Section 2.8.

“Revolving Credit Percentage”: as to any Revolving Credit Lender at any time, the percentage which such Lender’s Revolving Credit Commitment then constitutes of the Total Revolving Credit Commitments (or, at any time after the Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender’s Revolving Extensions of Credit then outstanding constitutes of the aggregate principal amount of the Total Revolving Extensions of Credit then outstanding).

“Revolving Credit Termination Date”: ~~December 31, 2014.~~(a) with respect to the 2014 Revolving Credit Loans, the 2014 Revolving Credit Termination Date and (b) with respect to the 2017 Revolving Credit Commitments and the 2017 Revolving Credit Loans, the 2017 Revolving Credit Termination Date.

“Revolving Extensions of Credit”: as to any Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (b) such Lender’s Revolving Credit Percentage of the L/C Obligations then outstanding and (c) such Lender’s Revolving Credit Percentage of the aggregate principal amount of Swing Line Loans then outstanding.

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“SEC”: the Securities and Exchange Commission (or successors thereto or an analogous Governmental Authority).

“Secured Parties”: as defined in the Guarantee and Collateral Agreement.

“Security Documents”: the collective reference to the Guarantee and Collateral Agreement, the Mortgages, if any, and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any Property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

“Senior Secured Note Indenture”: the Indenture, dated as of April 27, 2012, entered into by the Borrower in connection with the issuance of the Senior Secured Notes, together with all instruments and other agreements entered into by the Borrower in connection therewith, as the same may be amended, supplemented or modified from time to time in accordance with Section 7.9.

“Senior Secured Notes”: the Senior Secured Notes of the Borrower due 2022 and issued pursuant to the Senior Secured Note Indenture.

“Single Employer Plan”: any Plan that is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

“Solvent”: with respect to any Person, as of any date of determination, (a) the amount of the “present fair saleable value” of the property of such Person will, as of such date, exceed the amount of all “debts of such Person at a fair valuation, contingent or otherwise”, as of such date, (b) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (c) such Person will generally be able to pay its debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim”, (ii) ~~“~~”claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured, and (iii) all quoted phrases and other terms used in this definition shall be determined in accordance with applicable federal and state statutes and corresponding interpretive case laws governing determinations of the insolvency of debtors, except that terms used herein which are defined elsewhere in this Agreement are used as so defined.

“Specified Hedge Agreement”: any Hedge Agreement entered into by the Borrower or any Subsidiary Guarantor and any Qualified Counterparty.

“Subordinated Debt”: at any date, the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries of the type described in clauses (a) through (e) of the definition of “Indebtedness” in this Section 1.1 at such date that was incurred pursuant to Section 7.2(k), determined on a consolidated basis in accordance with GAAP.

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“Subsidiary”: as to any Person, a corporation, partnership, limited liability company or other entity (a) of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or (b) the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person but only if, in the case of this clause (b), such entity is treated as a consolidated subsidiary under GAAP. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Subsidiary Guarantor”: each Material Wholly Owned Domestic Subsidiary that becomes a party to the Guarantee and Collateral Agreement pursuant to Section 6.10(c).

“Swing Line Commitment”: the obligation of the Swing Line Lender to make Swing Line Loans pursuant to Section 2.6 in an aggregate principal amount at any one time outstanding not to exceed $20,000,000.

“Swing Line Lender”: Barclays Bank PLC, in its capacity as the lender of Swing Line Loans.

“Swing Line Loans”: as defined in Section 2.6.

“Swing Line Note”: as defined in Section 2.8.

“Swing Line Participation Amount”: as defined in Section 2.7.

“Syndication Agent”: as defined in the preamble hereto.

“Syndication Date”: the date on which the Syndication Agent completes the syndication of the Facilities and the entities selected in such syndication process become parties to this Agreement.

“Tax Receivable Agreement”: the Tax Receivable Agreement by and among Holdings, the Borrower, the Founding Members and the ESA Parties dated as of the date hereof, as the same may be amended, supplemented or modified from time to time as permitted hereunder.

“Term Loan”: as defined in Section 2.1.

“Term Loan Commitment”: as to any Lender, the obligation of such Lender, if any, to make a Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading “Term Loan Commitment” opposite such Lender’s name on Schedule 1 to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Term Loan Commitments is $725,000,000.

“Term Loan Facility”: as defined in the definition of “Facility” in this Section 1.1.

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“Term Loan Lender”: each Lender that has a Term Loan Commitment or is the holder of a Term Loan.

“Term Loan Maturity Date”: the eighth anniversary of the Closing Date.

“Term Loan Percentage”: as to any Term Loan Lender at any time, the percentage which such Lender’s Term Loan Commitment then constitutes of the aggregate Term Loan Commitments (or, at any time after the Closing Date, the percentage which the aggregate principal amount of such Lender’s Term Loans then outstanding constitutes of the aggregate principal amount of the Term Loans then outstanding).

“Term Note”: as defined in Section 2.8(e).

“~~Total~~Termed-Out Revolving Credit ~~Commitments”: at any time, the aggregate amount of the Revolving Credit Commitments then in effect.~~Loans”: as defined in Amendment No. 3.

“Total 2017 Revolving Credit Commitments”: on any date, the sum of the 2017 Revolving Credit Commitments on such date of all 2017 Revolving Credit Lenders.

“Total Revolving Credit Commitment”: the sum of the Revolving Credit Commitments of all the Lenders provided that solely for the purposes of calculating the Total Revolving Credit Commitments at any time of determination (other than as such term is used in the definition of Revolving Credit Percentage), the Revolving Credit Commitment of any Lender holding Termed-Out Revolving Credit Loans shall be deemed to be equal to the Revolving Extensions of Credit of such Lender at such time.

“Total Revolving Extensions of Credit”: at any time, the aggregate amount of the Revolving Extensions of Credit of the Revolving Credit Lenders outstanding at such time.

“Transaction”: as defined in the second recital hereto.

“Transferee”: as defined in Section 10.14.

“Type”: as to any Loan, its nature as a Base Rate Loan or a Eurodollar Loan.

“Wholly Owned Subsidiary”: as to any Person, any other Person all of the Capital Stock of which (other than directors’ qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

1.2 Other Definitional Provisions. ~~(a)~~ (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

(b) ~~(b)~~ As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Borrower and its Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

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(c) ~~(c)~~ The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(d) ~~(d)~~ The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(e) ~~(e)~~ All calculations of financial ratios set forth in Section 7.1 shall be calculated to the same number of decimal places as the relevant ratios are expressed in and shall be rounded upward if the number in the decimal place immediately following the last calculated decimal place is five or greater. For example, if the relevant ratio is to be calculated to the hundredth decimal place and the calculation of the ratio is 5.126, the ratio will be rounded up to 5.13.

SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

2.1 Term Loan Commitments. Subject to the terms and conditions hereof, the Term Loan Lenders severally agree to make term loans (each, a “Term Loan”) to the Borrower on the Closing Date in an amount for each Term Loan Lender not to exceed the amount of the Term Loan Commitment of such Lender. The Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.13.

2.2 Procedure for Term Loan Borrowing. The Borrower shall deliver to the Administrative Agent a Borrowing Notice (which Borrowing Notice must be received by the Administrative Agent prior to 11:00 A.M., New York City time, on the Closing Date) requesting that the Term Loan Lenders make the Term Loans on the Closing Date. No Term Loan may be converted into or continued as a Eurodollar Loan having an Interest Period in excess of one month prior to the earlier of (i) the date which is 60 days after the Closing Date and (ii) the Syndication Date. Upon receipt of such Borrowing Notice the Administrative Agent shall promptly notify each Term Loan Lender thereof. Not later than 12:00 Noon, New York City time, on the Closing Date each Term Loan Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term Loan or Term Loans to be made by such Lender. The Administrative Agent shall make available to the Borrower the aggregate of the amounts made available to the Administrative Agent by the Term Loan Lenders, in like funds as received by the Administrative Agent.

2.3 Repayment of Term Loans. The Term Loan of each Term Loan Lender shall mature and be due and payable on the Term Loan Maturity Date.

2.4 Revolving Credit Commitments. ~~(a)~~(a) Subject to the terms and conditions hereof, the Revolving Credit Lenders severally agree to make revolving credit loans (“Revolving Credit Loans”) to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding for each Revolving Credit

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Lender which, when added to such Lender’s Revolving Credit Percentage of the sum of (i) the L/C Obligations then outstanding and (ii) the aggregate principal amount of the Swing Line Loans then outstanding (other than Swing Line Loans to be repaid with the proceeds of such Revolving Credit Loans to be borrowed), does not exceed the amount of such Lender’s Revolving Credit Commitment. During the Revolving Credit Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Credit Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.5 and 2.13, provided that no Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Revolving Credit Termination Date.

(b) ~~(b)~~ The Borrower shall repay all outstanding Revolving Credit Loans on the Revolving Credit Termination Date; provided that, notwithstanding the provisions of Section 2.18, all 2014 Revolving Credit Loans shall be repaid in full on the 2014 Revolving Credit Termination Date.

2.5 Procedure for Revolving Credit Borrowing. The Borrower may borrow under the Revolving Credit Commitments on any Business Day during the Revolving Credit Commitment Period, provided that the Borrower shall deliver to the Administrative Agent a Borrowing Notice (which Borrowing Notice must be received by the Administrative Agent prior to (a) 12:00 Noon, New York City time, three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or (b) 11:00 A.M., New York City time, on the same Business Day as the requested Borrowing Date, in the case of Base Rate Loans). No Revolving Credit Loan may be made as, converted into or continued as a Eurodollar Loan having an Interest Period in excess of one month prior to the earlier of (i) date which is 60 days after the Closing Date and (ii) the Syndication Date. Each borrowing of Revolving Credit Loans under the Revolving Credit Commitments shall be in an amount equal to $1,000,000 or a whole multiple of $500,000 in excess thereof (or, if the then aggregate Available Revolving Credit Commitments are less than $1,000,000 or such incremental amount, such lesser amount); provided, that the Swing Line Lender may request, on behalf of the Borrower, borrowings of Base Rate Loans under the Revolving Credit Commitments in other amounts pursuant to Section 2.7. Upon receipt of any such Borrowing Notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Credit Lender of the relevant Class thereof. Each Revolving Credit Lender will make its Revolving Credit Percentage of the amount of each borrowing of Revolving Credit Loans available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent in like funds as received by the Administrative Agent.

2.6 Swing Line Commitment. ~~(a)~~(a) Subject to the terms and conditions hereof, the Swing Line Lender agrees that, during the Revolving Credit Commitment Period, it will make available to the Borrower in the form of swing line loans (“Swing Line Loans”) a portion of the credit otherwise available to the Borrower under the Revolving Credit Commitments; provided that (i) the aggregate principal amount of Swing Line Loans outstanding at any time shall not exceed the Swing Line Commitment then in effect (notwithstanding that the

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Swing Line Loans outstanding at any time, when aggregated with the Swing Line Lender’s other outstanding Revolving Credit Loans hereunder, may exceed the Swing Line Commitment then in effect or such Swing Line Lender’s Revolving Credit Commitment then in effect) and (ii) the Borrower shall not request, and the Swing Line Lender shall not make, any Swing Line Loan if, after giving effect to the making of such Swing Line Loan, the aggregate amount of the Available Revolving Credit Commitments would be less than zero. During the Revolving Credit Commitment Period, the Borrower may use the Swing Line Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swing Line Loans shall be Base Rate Loans only.

(b) ~~(b)~~ The Borrower shall repay all outstanding Swing Line Loans on the Revolving Credit Termination Date.

2.7 Procedure for Swing Line Borrowing; Refunding of Swing Line Loans. ~~(a)~~(a) The Borrower may borrow under the Swing Line Commitment on any Business Day during the Revolving Credit Commitment Period, provided, the Borrower shall give the Swing Line Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swing Line Lender not later than 1:00 P.M., New York City time, on the proposed Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date. Each borrowing under the Swing Line Commitment shall be in an amount equal to $250,000 or a whole multiple of $100,000 in excess thereof. Not later than 3:00 P.M., New York City time, on the Borrowing Date specified in the borrowing notice in respect of any Swing Line Loan, the Swing Line Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the amount of such Swing Line Loan. The Administrative Agent shall make the proceeds of such Swing Line Loan available to the Borrower on such Borrowing Date in like funds as received by the Administrative Agent.

(b) ~~(b)~~ The Swing Line Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the Swing Line Lender to act on its behalf), on one Business Day’s notice given by the Swing Line Lender no later than 12:00 Noon, New York City time, request each Revolving Credit Lender to make, and each Revolving Credit Lender hereby agrees to make, a Revolving Credit Loan (which shall initially be a Base Rate Loan), in an amount equal to such Revolving Credit Lender’s Revolving Credit Percentage of the aggregate amount of the Swing Line Loans (the “Refunded Swing Line Loans”) outstanding on the date of such notice, to repay the Swing Line Lender. Each Revolving Credit Lender shall make the amount of such Revolving Credit Loan available to the Administrative Agent at the Funding Office in immediately available funds, not later than 10:00 A.M., New York City time, one Business Day after the date of such notice. The proceeds of such Revolving Credit Loans shall be made immediately available by the Administrative Agent to the Swing Line Lender for application by the Swing Line Lender to the repayment of the Refunded Swing Line Loans.

(c) ~~(c)~~ If prior to the time a Revolving Credit Loan would have otherwise been made pursuant to Section 2.7(a), one of the events described in Section 8(f) shall have occurred and be continuing with respect to the Borrower, or if for any other reason, as determined by the Swing Line Lender in its sole discretion, Revolving Credit Loans may not be made as contemplated by Section 2.7(a), each Revolving Credit Lender shall, on the date such Revolving

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Credit Loan was to have been made pursuant to the notice referred to in Section 2.7(a) (the “Refunding Date”), purchase for cash an undivided participating interest in the then outstanding Swing Line Loans by paying to the Swing Line Lender an amount (the “Swing Line Participation Amount”) equal to (i) such Revolving Credit Lender’s Revolving Credit Percentage times (ii) the sum of the aggregate principal amount of Swing Line Loans then outstanding which were to have been repaid with such Revolving Credit Loans.

(d) ~~(d)~~ Whenever, at any time after the Swing Line Lender has received from any Revolving Credit Lender such Lender’s Swing Line Participation Amount, the Swing Line Lender receives any payment on account of the Swing Line Loans, the Swing Line Lender will distribute to such Lender its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swing Line Loans then due); provided, however, that in the event that such payment received by the Swing Line Lender is required to be returned, such Revolving Credit Lender will return to the Swing Line Lender any portion thereof previously distributed to it by the Swing Line Lender.

(e) ~~(e)~~ Each Revolving Credit Lender’s obligation to make the Loans referred to in Section 2.7(a) and to purchase participating interests pursuant to Section 2.7(b) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender or the Borrower may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other Revolving Credit Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

2.8 Repayment of Loans; Evidence of Debt. ~~(a)~~(a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Revolving Credit Lender or Term Loan Lender, as the case may be, (i) the then unpaid principal amount of each Revolving Credit Loan of ~~such~~(1) the 2014 Revolving Credit Lender on the 2014 Revolving Credit Termination Date (or on such earlier date on which the Loans become due and payable pursuant to Section 8) and (2) the 2017 Revolving Credit Lender on the 2017 Revolving Credit Termination Date (or on such earlier date on which the Loans become due and payable pursuant to Section 8), (ii) the then unpaid principal amount of each Swing Line Loan of such Swing Line Lender on the last Revolving Credit Termination Date (or on such earlier date on which the Loans become due and payable pursuant to Section 8) and (iii) the then unpaid principal amount of each Term Loan of such Term Loan Lender on the Term Loan Maturity Date (or on such earlier date on which the Loans become due and payable pursuant to Section 8). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.15.

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(b) ~~(b)~~ Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(c) ~~(c)~~ The Administrative Agent, on behalf of the Borrower, shall maintain the Register pursuant to Section 10.6(c), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder and any Note evidencing such Loan, the Type of such Loan and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof.

(d) ~~(d)~~ The entries made in the Register and the accounts of each Lender maintained pursuant to Section 2.8(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

(e) ~~(e)~~ The Borrower agrees that, upon the request by the Administrative Agent as a result of a request to the Administrative Agent by any Lender, the Borrower will promptly execute and deliver to such Lender a promissory note of the Borrower evidencing any Term Loans~~,~~ substantially in the form of Exhibit F-1, Revolving Credit Loans ~~or Swing Line Loans, as the case may be, of such Lender,~~ substantially in the forms of Exhibit F-~~1, F-2 or F-3, respectively~~2 and F-3, as applicable, or Swing Line Loans substantially in the form of Exhibit F-4, as the case may be (a “Term Note”, “Revolving Credit Note” or “Swing Line Note”, respectively), with appropriate insertions as to date and principal amount; provided, that delivery of Notes shall not be a condition precedent to the occurrence of the Closing Date or the making of the Loans or issuance of Letters of Credit on the Closing Date.

2.9 Commitment Fees, etc. ~~(a)~~(a) The Borrower agrees to pay to the Administrative Agent for the account of each 2017 Revolving Credit Lender a commitment fee for the period from and including the Closing Date to the ~~last day of the~~2017 Revolving Credit ~~Commitment Period~~Termination Date, in each case, computed at the Commitment Fee Rate on the average daily amount of the Available Revolving Credit Commitment of such 2017 Revolving Credit Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the latest Revolving Credit Termination Date, commencing on the first of such dates to occur after the Closing Date.

(b) ~~(b)~~ The Borrower agrees to pay to the Syndication Agent and the Co-Documentation Agents the fees in the amounts and on the dates previously agreed to in writing by the Borrower and the Syndication Agent.

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(c) ~~(c)~~ The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates from time to time agreed to in writing by the Borrower and the Administrative Agent.

2.10 Termination or Reduction of Revolving Credit Commitments. The Borrower shall have the right, upon not less than three Business Days’ notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the aggregate amount of the Revolving Credit Commitments; provided that no such termination or reduction of Revolving Credit Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans and Swing Line Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Credit Commitments. Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple thereof, and shall reduce permanently the Revolving Credit Commitments then in effect.

2.11 Optional Prepayments. The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty (except as otherwise provided herein), upon irrevocable notice delivered to the Administrative Agent no later than 11:00 A.M., New York City time, three Business Days prior thereto in the case of Eurodollar Loans and no later than 11:00 A.M., New York City time, one Business Day prior thereto in the case of Base Rate Loans, which notice shall specify the date and amount of such prepayment, whether such prepayment is of Term Loans or Revolving Credit Loans, and whether such prepayment is of Eurodollar Loans or Base Rate Loans; provided, that (i) if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.21 and (ii) no prior notice is required for the prepayment of Swing Line Loans. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Credit Loans that are Base Rate Loans and Swing Line Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Term Loans and Revolving Credit Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof (or such lesser amount or integral to repay such Loan in full). Partial prepayments of Swing Line Loans shall be in an aggregate principal amount of $100,000 or a whole multiple of $50,000 in excess thereof (or such lesser amount or integral to repay such Loan in full).

2.12 Mandatory Prepayments. ~~(a)~~(a) If the Borrower or any of its Subsidiaries shall issue debt securities or instruments pursuant to a public offering or private placement (excluding any Indebtedness incurred in accordance with Section 7.2), then on the next Business Day following such issuance, the Term Loans shall be prepaid by an amount equal to the amount of the Net Cash Proceeds of such issuance (or such lesser amount to repay the Term Loans in full). The provisions of this Section do not constitute a consent to the incurrence of any Indebtedness by the Borrower or any of its Subsidiaries not permitted under Section 7.2.

(b) ~~(b)~~ If on any date the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event then, unless a Reinvestment Notice shall be delivered in respect thereof, then on the next Business Day following the receipt of such Net Cash Proceeds, the Term Loans shall be prepaid by an amount equal to the amount of such Net

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Cash Proceeds (or such lesser amount to repay the Term Loans in full); provided, that, notwithstanding the foregoing, (i) the aggregate Net Cash Proceeds of Asset Sales and Recovery Events that may be excluded from the foregoing requirement pursuant to a Reinvestment Notice shall not exceed $25,000,000 in any fiscal year of the Borrower and (ii) on each Reinvestment Prepayment Date the Term Loans shall be prepaid by an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event. The provisions of this Section do not constitute a consent to the consummation of any Disposition not permitted by Section 7.5.

(c) ~~(c)~~ If, for any fiscal year of the Borrower commencing with the fiscal year ending December 27, 2007, there shall be Excess Cash Flow, then, on the relevant Excess Cash Flow Application Date, the Term Loans shall be prepaid by an amount equal to the ECF Percentage of such Excess Cash Flow (or such lesser amount to repay the Term Loans in full). Each such prepayment and commitment reduction shall be made on a date (an “Excess Cash Flow Application Date”) no later than five Business Days after the earlier of (i) the date on which the financial statements of the Borrower referred to in Section 6.1(a), for the fiscal year with respect to which such prepayment is made, are required to be delivered to the Lenders and (ii) the date such financial statements are actually delivered.

(d) ~~(d)~~ Notwithstanding anything to the contrary herein, mandatory prepayments of the Term Loans shall not be required to the extent such prepayment would result in a taxable gain for US Federal income tax purposes at such time to any member of the Borrower as a direct result thereof, with any limitations in the prepayment being supported by reasonably detailed calculations presented to the Administrative Agent within five Business Days of the date on which such prepayment would otherwise be due.

2.13 Conversion and Continuation Options. ~~(a)~~(a) The Borrower may elect from time to time to convert Eurodollar Loans to Base Rate Loans by giving the Administrative Agent at least two Business Days’ prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may be made only on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days’ prior irrevocable notice of such election (which notice shall specify the length of the initial Interest Period therefor), provided that no Base Rate Loan under a particular Facility may be converted into a Eurodollar Loan (i) when any Event of Default has occurred and is continuing and the Administrative Agent has, or the Majority Facility Lenders in respect of such Facility have, determined in its or their sole discretion not to permit such conversions or (ii) after the date that is one month prior to the final scheduled termination or maturity date of such Facility. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

(b) ~~(b)~~ The Borrower may elect to continue any Eurodollar Loan as such upon the expiration of the then current Interest Period with respect thereto by giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term “Interest Period” set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loan, provided that no Eurodollar Loan under a particular Facility may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has, or the Majority Facility Lenders in respect of such Facility have, determined in its or their sole

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discretion not to permit such continuations or (ii) after the date that is one month prior to the final scheduled termination or maturity date of such Facility, and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso, such Loans shall be converted automatically to Base Rate Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

2.14 Minimum Amounts and Maximum Number of Eurodollar Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions, continuations and optional prepayments of Eurodollar Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Eurodollar Tranche shall be equal to $1,000,000 or a whole multiple of $500,000 in excess thereof and (b) no more than twelve Eurodollar Tranches shall be outstanding at any one time.

2.15 Interest Rates and Payment Dates. ~~(a)~~(a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin in effect for such day.

(b) ~~(b)~~ Each Base Rate Loan shall bear interest for each day on which it is outstanding at a rate per annum equal to the Base Rate in effect for such day plus the Applicable Margin in effect for such day.

(c) ~~(c)~~ (i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount (to the extent legally permitted) shall bear interest at a rate per annum that is equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% or (y) in the case of Reimbursement Obligations, the rate applicable to Base Rate Loans under the Revolving Credit Facility plus 2%, and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to Base Rate Loans under the relevant Facility plus 2% (or, in the case of any such other amounts that do not relate to a particular Facility, the rate then applicable to Base Rate Loans under the Revolving Credit Facility plus 2%), in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (after as well as before judgment).

(d) ~~(d)~~ Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand (i) on the same Business Day if demand is made by the Administrative Agent on or prior to 11:00 a.m., New York City time and (ii) on the next Business Day if demand is made by the Administrative Agent after 11:00 a.m., New York City time.

2.16 Computation of Interest and Fees. ~~(a)~~(a) Interest, fees and commissions payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to Base Rate Loans on which interest is calculated on the basis of

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the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

(b) ~~(b)~~ Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.15(a).

2.17 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

(a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

(b) the Administrative Agent shall have received notice from the Majority Facility Lenders in respect of the relevant Facility that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans under the relevant Facility requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Loans under the relevant Facility that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as Base Rate Loans and (z) any outstanding Eurodollar Loans under the relevant Facility shall be converted, on the last day of the then current Interest Period with respect thereto, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans under the relevant Facility shall be made or continued as such, nor shall the Borrower have the right to convert Loans under the relevant Facility to Eurodollar Loans.

2.18 Pro Rata Treatment and Payments. ~~(a)~~(a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee or Letter of Credit fee, and any reduction of the Commitments of the Lenders, shall be made pro rata according to the respective Term Loan Percentages or Revolving Credit Percentages, as the case may be, of the relevant Lenders. Each payment of interest in respect of the Loans and each payment in respect of fees payable hereunder shall be applied to the amounts of such obligations owing to the Lenders pro rata according to the respective amounts then due and owing to the Lenders.

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(b) ~~(b)~~ Each mandatory prepayment required by Section 2.12 to be applied to Term Loans shall be allocated among the Term Loan Facilities pro rata according to the respective outstanding principal amounts of Term Loans under such Facilities. Each optional prepayment in respect of the Term Loans shall be allocated among the Term Loan Facilities in accordance with the Borrower’s instructions. Each payment on account of principal of the Term Loans outstanding under the Term Loan Facility shall be allocated among the Term Loan Lenders holding such Term Loans pro rata based on the principal amount of such Term Loans held by such Term Loan Lenders. Amounts prepaid on account of the Term Loans may not be reborrowed.

(c) ~~(c)~~ Each payment (including each prepayment) by the Borrower on account of principal of the Revolving Credit Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Credit Loans then held by the Revolving Credit Lenders. Each payment in respect of Reimbursement Obligations in respect of any Letter of Credit shall be made to the Issuing Lender that issued such Letter of Credit.

(d) ~~(d)~~ The application of any payment of Loans under any Facility (including optional and mandatory prepayments) shall be made, first, to Base Rate Loans under such Facility and, second, to Eurodollar Loans under such Facility. Each payment of the Loans (except in the case of Swing Line Loans and Revolving Credit Loans that are Base Rate Loans) shall be accompanied by accrued interest to the date of such payment on the amount paid.

(e) ~~(e)~~ All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 2:00 p.m., New York City time, on the due date thereof to the Administrative Agent, for the account of the relevant Lenders, at the Payment Office, in Dollars and in immediately available funds. Any payment made by the Borrower after 2:00 p.m., New York City time, on any Business Day shall be deemed to have been on the next following Business Day. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

(f) ~~(f)~~ Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall

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pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the greater of (i) the Federal Funds Effective Rate and (ii) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender’s share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days after such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans under the relevant Facility, on demand from the Borrower (i) on the same Business Day if demand is made by the Administrative Agent on or prior to 11:00 a.m., New York City time and (ii) on the next Business Day if demand is made by the Administrative Agent after 11:00 a.m., New York City time.

(g) ~~(g)~~ Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment due to be made by the Borrower hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

(h) ~~(h)~~ Upon receipt by the Administrative Agent of payments on behalf of Lenders, the Administrative Agent shall promptly distribute such payments to the Lender or Lenders entitled thereto, in like funds as received by the Administrative Agent. Notwithstanding the foregoing, if the Administrative Agent receives any payment (whether voluntarily or involuntarily, pursuant to events or proceedings of the nature referred to in Section 8(f), or otherwise) (the amount of such payment, the “Payment Amount”) for the account of any Lender (whether in such Lender’s capacity as a Term Loan Lender, Revolving Credit Lender or L/C Participant), and at the time of such receipt such Lender, in its capacity as L/C Participant, is in default in any of its obligations pursuant to Section 3.4(a) (the amount of such obligations in default, the “Defaulted Amount”), the Administrative Agent may withhold from the Payment Amount an amount up to the Defaulted Amount, and apply the amount so withheld toward payment to the relevant Issuing Lender of the Defaulted Amount or, if applicable, toward reimbursement of any other Person that has previously reimbursed such Issuing Lender for the Defaulted Amount.

(i) Prior to the 2014 Revolving Credit Termination Date, no prepayments of Revolving Credit Loans shall be made in respect of the outstanding Termed-Out Revolving Credit Loans and the ratable share of any such prepayment that would, but for this clause (i) be paid on account of any Termed-Out Revolving Credit Loan shall be allocated to the Revolving Credit Lenders holding Revolving Credit Loans (other than Termed-Out Revolving Credit Loans) in accordance with their respective Revolving Credit Percentages.

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2.19 Requirements of Law. ~~(a)~~(a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

(i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any Application or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 2.20 and except for any tax on the overall net income of such Lender);

(ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurodollar Rate hereunder; or

(iii) shall impose on such Lender any other condition (except for Non-Excluded Taxes covered by Section 2.20 and except for any tax on the overall net income of such Lender);

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

(b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction.

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(c) A Lender shall be required to submit a certificate as to any additional amounts payable pursuant to this Section and any such certificate submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. Notwithstanding anything to the contrary in this Section, the Borrower shall not be required to compensate a Lender pursuant to this Section for any amounts incurred more than six months prior to the date that such Lender notifies the Borrower of such Lender’s intention to claim compensation therefore; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such six month period shall be extended to include the period of such retroactive effect. The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

2.20 Taxes. ~~(a)~~(a) All payments made by the Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on any Agent or any Lender as a result of a present or former (or, in the case of U.S. net income taxes and U.S. franchise taxes imposed in lieu of U.S. net income taxes, present, former or future) connection between such Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Agent’s or such Lender’s having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Non-Excluded Taxes”) or any Other Taxes are required to be withheld from any amounts payable to any Agent or any Lender hereunder, the amounts so payable to such Agent or such Lender shall be increased to the extent necessary to yield to such Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement; provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Lender’s failure to comply with the requirements of paragraph (d) or (e) of this Section or (ii) that are United States withholding taxes imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement, except to the extent that such Lender’s assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Non-Excluded Taxes pursuant to this paragraph (a).

(b) ~~(b)~~ In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) ~~(c)~~ Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for the account of the relevant Agent or Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agents and the Lenders for any

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incremental taxes, interest or penalties that may become payable by any Agent or any Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

(d) ~~(d)~~ Each Lender (or Transferee) that is not a “U.S. Person” as defined in Section 7701(a)(30) of the Code (a “Non-U.S. Lender”) shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form W-8BEN or Form W-8ECI, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest” a statement substantially in the form of Exhibit G and a Form W-8BEN, or any subsequent versions thereof or successors thereto properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver.

(e) ~~(e)~~ If an Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.20, it shall pay over such refund to Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.20 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of the relevant Agent or Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Agent or such Lender in the event such Agent or Lender is required to repay such refund to such Governmental Authority). This Section 2.20(e) shall not be construed to require any Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower, any other Loan Party or any other Person.

2.21 Indemnity. The Borrower agrees to indemnify each Lender for, and to hold each Lender harmless from, any loss or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment of Eurodollar Loans after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment or conversion of Eurodollar

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Loans on a day that is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. A Lender shall be required to submit a certificate as to any amounts payable pursuant to this Section and any such certificate submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

2.22 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, then, upon notice by such Lender to the Borrower (with a copy to the Administrative Agent), (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Base Rate Loans to Eurodollar Loans shall forthwith be canceled and (b) such Lender’s Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 2.21.

2.23 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.19, 2.20(a) or 2.22 with respect to such Lender, it will use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that no such designation shall be required unless such designation can be made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section shall affect or postpone any of the obligations of any Borrower or the rights of any Lender pursuant to Section 2.19, 2.20 or 2.22.

2.24 Replacement of Lenders under Certain Circumstances. The Borrower shall be permitted to replace any Lender that (a) requests reimbursement for amounts owing pursuant to Section 2.19 or 2.20 or gives a notice of illegality pursuant to Section 2.22 or (b) defaults in its obligation to make Loans hereunder (a “Defaulting Lender”), with a replacement financial institution; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) prior to any such replacement, such Lender shall have taken no action under Section 2.23 so as to eliminate the continued need for payment of amounts owing pursuant to Section 2.19 or 2.20 or to eliminate the illegality referred to in such notice of illegality given pursuant to Section 2.22, (iv)

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the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (v) the Borrower shall be liable to such replaced Lender under Section 2.21 (as though Section 2.21 were applicable) if any Eurodollar Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (vi) the replacement financial institution, if not already a Lender, shall be reasonably satisfactory to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein), (viii) the Borrower shall pay all additional amounts (if any) required pursuant to Section 2.19 or 2.20, as the case may be, in respect of any period prior to the date on which such replacement shall be consummated, and (ix) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

2.25 Incremental Credit Extensions. ~~(a)~~(a) The Borrower may at any time or from time to time after the Closing Date, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request (a) one or more additional tranches of term loans (the “Incremental Term Loans”) or (b) one or more increases in the amount of the Revolving Credit Commitments (each such increase, a “Revolving Credit Commitment Increase”), provided that both at the time of any such request and upon the effectiveness of any Incremental Amendment referred to below (i) all representations and warranties in Section 4 shall be true and correct in all material respects, (ii) no Default or Event of Default shall exist or would result therefrom and (iii) the pro forma Consolidated Net Senior Secured Leverage Ratio of the Borrower and its Subsidiaries after giving effect to such Incremental Term Loans or Revolving Credit Commitment Increase shall not be greater than 5.50 to 1.00.

(b) ~~(b)~~ Each tranche of Incremental Term Loans and each Revolving Credit Commitment Increase shall be in an aggregate principal amount that is a whole multiple of $5,000,000 which is not less than $25,000,000 (provided that such amount may be less than $25,000,000 if such amount represents all remaining availability under the limit set forth in the next sentence) and there shall be not more than four requests for Incremental Term Loans or Revolving Credit Commitment Increases. Notwithstanding anything to the contrary herein, the aggregate principal amount of the Incremental Term Loans and the aggregate amount of the Revolving Credit Commitment Increases shall not exceed $161,000,000.

(c) ~~(c)~~ The Incremental Term Loans and Revolving Credit Loans made pursuant to the Revolving Credit Commitment Increases (a) shall rank pari passu in right of payment and of security with the Revolving Credit Loans and the Term Loans, (b) in the case of Incremental Term Loans, shall not mature earlier than the Term Loan Maturity Date or have a weighted average life which is shorter than the than the remaining average life of the Term Loans and (c) except as set forth above, shall be treated substantially the same as or less favorably than the Term Loans or the Revolving Credit Loans, as the case may be (in each case, including with respect to mandatory and voluntary prepayments and voting rights), provided that the interest rates applicable to the Incremental Term Loans shall be determined by the Borrower and the lenders thereof so long as the applicable margin with respect to such Incremental Term Loans is not more than 0.25% higher than the Applicable Margin for the Term Loan Facility.

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(d) ~~(d)~~ Each notice from the Borrower pursuant to this Section 2.25 shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans or Revolving Credit Commitment Increases. Incremental Term Loans may be made, and Revolving Credit Commitment Increases may be provided, by any ~~existing Lender or by any other bank or other financial institution selected by the Borrower (any such bank or other financial institution being called an “~~Additional Lender~~”)~~, provided that the Administrative Agent shall have consented (not to be unreasonably withheld) to such Lender’s or Additional Lender’s providing any such Revolving Credit Commitment Increases if such consent would be required under Section 10.1 for an assignment of Loans or Commitments, as applicable, to such Lender or Additional Lender. Commitments in respect of Incremental Term Loans and Revolving Credit Commitment Increases shall become Commitments (or in the case of a Revolving Credit Commitment Increase to be provided by an existing Revolving Credit Lender, an increase in such Lender’s applicable Revolving Credit Commitment) under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent. The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.25. The effectiveness of any Incremental Amendment shall be subject to the satisfaction on the date thereof (each, an “Incremental Facility Closing Date”) of each of the conditions set forth in Section 5.2 and such other conditions as the parties thereto shall agree. The Borrower will use the proceeds of the Incremental Term Loans and the Revolving Credit Commitment Increases for any purpose not prohibited by this Agreement. No Lender shall be obligated to provide any Incremental Term Loans or Revolving Credit Commitment Increases, unless it so agrees. Upon each increase in the Revolving Credit Commitments pursuant to this Section 2.25, each Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Revolving Credit Commitment Increase (each a “Revolving Credit Commitment Increase Lender”) in respect of such increase, and each such Revolving Credit Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations hereunder in Letters of Credit and (ii) participations hereunder in Swing Line Loans held by each Revolving Credit Lender (including each such Revolving Credit Commitment Increase Lender) will equal the percentage of the aggregate Revolving Credit Commitments of all Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment and (b) if, on the date of such increase, there are any Revolving Credit Loans outstanding, the Revolving Credit Lenders (including the Additional Lenders) shall make such payments as directed by the Administrative Agent in order that the Revolving Credit Loans are held by the Revolving Credit Lenders (including Additional Lenders) ratably in accordance with the increased Revolving Credit Commitments (and interest and other payments shall be adjusted accordingly).

(e) ~~(e)~~ The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to this Section 2.25.

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2.26 Extensions of Revolving Credit Loans and Revolving Credit Commitments and Replacement Revolving Credit Loans and Replacement Revolving Credit Commitments.

(a) The Borrower may at any time and from time to time request that all or a portion of the Revolving Credit Commitments, the Extended Revolving Credit Commitments of any Class and/or any Replacement Revolving Credit Commitments of any Class, existing at the time of such request (each, an “Existing Revolving Credit Commitment” and any related revolving credit loans under any such facility, “Existing Revolving Credit Loans”; each Existing Revolving Credit Commitment and related Existing Revolving Credit Loans together being referred to as an “Existing Revolving Credit Class”) be converted to extend the termination date thereof and the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of Existing Revolving Credit Loans related to such Existing Revolving Credit Commitments (any such Existing Revolving Credit Commitments which have been so extended, “Extended Revolving Credit Commitments” and any related revolving credit loans, “Extended Revolving Credit Loans”) and to provide for other terms consistent with this Section 2.26. Prior to entering into any Extension Amendment with respect to any Extended Revolving Credit Commitments, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Existing Revolving Credit Commitments, with such request offered to all Lenders of the applicable Class) (an “Extension Request”) setting forth the proposed terms of the Extended Revolving Credit Commitments to be established thereunder, which terms shall be similar to, or less favorable to the investors providing such Extended Revolving Credit Commitments than, those applicable to the Existing Revolving Credit Commitments from which they are to be extended (the “Specified Existing Revolving Credit Commitment Class”) except that (w) all or any of the final maturity dates of such Extended Revolving Credit Commitments may be delayed to later dates than the final maturity dates of the Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class, (x) the interest rates (including fixed interest rates), interest margins, rate floors, upfront fees, funding discounts, original issue discounts and premiums with respect to the Extended Revolving Credit Commitments may be different than those for the Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class, (y)(1) the undrawn revolving credit commitment fee rate with respect to the Extended Revolving Credit Commitments may be different than those for the Specified Existing Revolving Credit Commitment Class and (2) the Extension Amendment may provide for other covenants and terms that apply to any period after the Latest Revolving Maturity Date or otherwise are provided for the benefit of the Lenders of the Specified Existing Revolving Credit Commitment Class; provided that, notwithstanding anything to the contrary in this Section 2.26 or otherwise, (1) the borrowing and repayment (other than in connection with a permanent repayment and termination of commitments) of the Extended Revolving Credit Loans under any Extended Revolving Credit Commitments shall be made on a pro rata basis with any borrowings and repayments of the Existing Revolving Credit Loans of the Specified Existing Revolving Credit Commitment Class (the mechanics for which may be implemented through the applicable Extension Amendment and may include technical changes related to the borrowing and repayment procedures of the Specified Existing Revolving Credit Commitment Class), (2) assignments and participations of Extended Revolving Credit Commitments and Extended Revolving Credit Loans shall be governed by the assignment and participation provisions set forth in Section 10.6 and (3) subject to the applicable limitations set forth in Section 2.11 and Section 2.18, permanent repayments of Extended Revolving Credit Loans (and corresponding permanent reduction in the related

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Extended Revolving Credit Commitments) shall be permitted as may be agreed between the Borrower and the Lenders thereof. No Lender shall have any obligation to agree to have any of its Revolving Credit Loans or Revolving Credit Commitments of any Existing Revolving Credit Class converted into Extended Revolving Credit Loans or Extended Revolving Credit Commitments pursuant to any Extension Request. Any Extended Revolving Credit Commitments of any Extension Series shall constitute a separate Class of revolving credit commitments from Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class and from any other Existing Revolving Credit Commitments.

(b) The Borrower shall provide the applicable Extension Request at least five (5) Business Days (or such shorter period as the Administrative Agent may determine in its reasonable discretion) prior to the date on which Lenders under the Existing Class are requested to respond, and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably, to accomplish the purpose of this Section 2.26. Any Lender (an “Extending Lender”) wishing to have all or a portion of its Revolving Credit Commitments or Replacement Revolving Credit Commitments (or any earlier extended Extended Revolving Credit Commitments) of an Existing Class subject to such Extension Request converted into Extended Loans/Commitments shall notify the Administrative Agent (an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Revolving Credit Commitments and/or Replacement Revolving Credit Commitments (and/or any earlier extended Extended Revolving Credit Commitments) which it has elected to convert into Extended Loans/Commitments (subject to any minimum denomination requirements imposed by the Administrative Agent). In the event that the aggregate amount of Revolving Credit Commitments, Replacement Revolving Credit Commitments or earlier extended Extended Revolving Credit Commitments, as applicable, subject to Extension Elections exceeds the amount of Extended Loans/Commitments requested pursuant to the Extension Request, such Revolving Credit Commitments, Replacement Revolving Credit Commitments or extended Extended Revolving Credit Commitments subject to Extension Elections shall be converted to Extended Loans/Commitments on a pro rata basis (subject to such rounding requirements as may be established by the Administrative Agent) (or another methodology as may be agreed between the Administrative Agent and the Borrower) based on the amount of Revolving Credit Commitments, Replacement Revolving Credit Commitments (and any earlier extended Extended Revolving Credit Commitments) included in each such Extension Election. Notwithstanding the conversion of any Existing Revolving Credit Commitment into an Extended Revolving Credit Commitment, such Extended Revolving Credit Commitment shall be treated identically to all Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class for purposes of the obligations of a Revolving Credit Lender in respect of Swing Line Loans under Section 2.1(e) and Letters of Credit under Section 3, except that the applicable Extension Agreement may provide that the last day for making Swing Line Loans and/or the last day for issuing Letters of Credit may be extended and the related obligations to make Swing Line Loans and issue Letters of Credit may be continued (pursuant to mechanics set forth in the applicable Extension Agreement) so long as the Swing Line Lender and/or the applicable Issuing Lender, as applicable, have consented to such extensions (it being understood that no consent of any other Lender shall be required in connection with any such extension).

(c) Extended Loans/Commitments shall be established pursuant to an amendment (an “Extension Amendment”) to this Agreement (which notwithstanding anything to

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the contrary set forth in Section 10.1, shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Loans/Commitments established thereby) executed by the Loan Parties, the Administrative Agent, the Extending Lenders and if applicable, the Swing Line Lender and Issuing Lender. In connection with any Extension Amendment, upon the reasonable request of the Administrative Agent or any Extending Lender, the Borrower shall deliver an opinion of counsel reasonably acceptable to the Administrative Agent as to the enforceability of such Extension Amendment and as to the security interests created by any Loan Document (if any) as may be amended thereby, that such Extension Amendment does not invalidate or adversely affect the attachment of such security interests created pursuant to such Loan Document.

(d) Notwithstanding anything to the contrary contained in this Agreement, (i) on any date on which any Class of Existing Revolving Credit Commitments is converted to extend the related scheduled maturity date(s) in accordance with paragraph (a) above (an “Extension Date”), in the case of the Existing Revolving Credit Commitments of each Extending Lender under any Specified Existing Revolving Credit Commitment Class, the aggregate principal amount of such Existing Revolving Credit Commitments shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Revolving Credit Commitments so converted by such Lender on such date (or by any greater amount as may be agreed by the Borrower and such Lender), and such Extended Revolving Credit Commitments shall be established as a separate Class of revolving credit commitments from the Specified Existing Revolving Credit Commitment Class and from any other Existing Revolving Credit Commitments (together with any other Extended Revolving Credit Commitments so established on such date) and (ii) if, immediately before giving effect to any such conversion, any Existing Revolving Credit Loans of any Extending Lender are outstanding under the Specified Existing Revolving Credit Commitment Class, simultaneous with such conversion, such Existing Revolving Credit Loans (and any related participations) shall be deemed to be converted to Extended Revolving Credit Loans (and related participations) of the applicable Class in the same proportion as such Extending Lender’s Existing Revolving Credit Commitments under such Specified Existing Revolving Credit Commitment Class being converted to Extended Revolving Credit Commitments of such applicable Class.

(e) In the event that the Administrative Agent determines in its sole discretion that the allocation of the Extended Revolving Credit Commitments of a given Extension Series, in each case to a given Lender was incorrectly determined as a result of manifest administrative error in the receipt and processing of an Extension Election timely submitted by such Lender in accordance with the procedures set forth in the applicable Extension Amendment, then the Administrative Agent, the Borrower and such affected Lender may (and hereby are authorized to), in their sole discretion and without the consent of any other Lender, enter into an amendment to this Agreement and the other Loan Documents (each, a “Corrective Extension Amendment”) within 15 days following the effective date of such Extension Amendment, as the case may be, which Corrective Extension Amendment shall (i) provide for the conversion and extension of Existing Revolving Credit Commitments (and related Revolving Extensions of Credit), as the case may be, in such amount as is required to cause such Lender to hold Extended Revolving Credit Commitments (and related Revolving Extensions of Credit) of the applicable Extension Series into which such other Commitments were initially converted, as the case may be, in the amount such Lender would have held had such administrative error not occurred and had such Lender

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received the minimum allocation of the applicable Loans or Commitments to which it was entitled under the terms of such Extension Amendment, in the absence of such error and (ii) be subject to the satisfaction of such conditions as the Administrative Agent, the Borrower and such Lender may agree.

(f) No conversion of Loans or Commitments pursuant to any Extension Amendment in accordance with this Section 2.26 shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement.

(g) This Section 2.26 shall supersede any provisions in Sections 2.5 or 10.1 to the contrary.

2.27 Replacement Facilities.

(a) At any time and from time to time, subject to the terms and conditions set forth herein, the Borrower may, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request to replace all or a portion of a Revolving Credit Facility with a new revolving credit facility under this Agreement (the “Replacement Revolving Facility”; each such replacement facility, a “Replacement Facility”); provided that (a) at the time of each such request and upon the effectiveness of each Replacement Facility Amendment no Default or Event of Default has occurred and is continuing or shall result therefrom and (b) the Administrative Agent has consented (such consent not to be unreasonably withheld, delayed or conditioned) in writing to the incurrence of such Replacement Facility. The amount of each Replacement Revolving Credit Facility shall not exceed the amount of the Revolving Credit Facility being replaced.

(b) The principal of and interest on any outstanding Revolving Credit Loans and Swing Line Loans under any replaced Revolving Credit Facility, together with all fees owed by the Borrower under such Revolving Credit Facility, shall be paid in full and all outstanding Letters of Credit will be replaced or continued on terms reasonably satisfactory to the Lenders under such Revolving Credit Facility, in each case on the Replacement Facility Closing Date for such Facility. Any Replacement Revolving Facility shall be on the terms and pursuant to the documentation applicable to the Revolving Credit Commitments (other than maturity date and pricing (interest rate, fees, funding discounts and prepayment premiums)) or on such other terms acceptable to the Administrative Agent and the Borrower, as set forth in the relevant Replacement Facility Amendment. In addition, the terms and conditions applicable to any Replacement Facility may provide for additional or different covenants or other provisions that are agreed between the Borrower and the Lenders under such Replacement Facility and applicable only during periods after the then latest Revolving Credit Termination Date that is in effect on the date such Replacement Facility is issued, incurred or obtained or the date on which all non-replaced Obligations (excluding Obligations in respect of any Specified Hedge Agreements and contingent reimbursement and indemnification obligations, in each case, which are not due and payable) are paid in full.

(c) Each notice from the Borrower pursuant to this Section shall set forth the requested amount and proposed terms of the relevant Replacement Revolving Facility. Any Additional Lender that elects to extend commitments under a Replacement Revolving Facility

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shall be reasonably satisfactory to the Borrower and (unless such Additional Lender is already a Lender or an Affiliate of a Lender) the Administrative Agent, and, if not already a Lender, shall become a Lender under this Agreement pursuant to a Replacement Facility Amendment. Each Replacement Facility shall become effective pursuant to an amendment (each, a “Replacement Facility Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, such Additional Lender or Additional Lenders and the Administrative Agent. No Replacement Facility Amendment shall require the consent of any Lenders or any other Person other than the Borrower, the Administrative Agent and the Additional Lenders with respect to such Replacement Facility Amendment. No Lender shall be obligated to provided any commitment for any Replacement Revolving Facility, unless it so agrees. Commitments in respect of any Replacement Revolving Facility (the “Replacement Revolving Commitments) shall become Commitments under this Agreement. A Replacement Facility Amendment may, without the consent of any other Lenders or any other Person, effect such amendments to any Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section (including to provide for class voting provisions applicable to the Additional Lenders on terms comparable to the provisions of Section 10.1). The effectiveness of any Replacement Facility Amendment shall, unless otherwise agreed to by the Administrative Agent and the Additional Lenders party thereto, be subject to the satisfaction or waiver on the date thereof (each, a “Replacement Facility Closing Date”) of each of the conditions set forth in Section 5.2 (it being understood that all references to the date of making any extension of credit in Section 5.2 shall be deemed to refer to the Replacement Facility Closing Date). To the extent reasonably requested by the Administrative Agent, the effectiveness of a Replacement Facility Amendment may be conditioned on the Administrative Agent’s receipt of customary legal opinions with respect thereto, board resolutions and officers’ certificates and/or reaffirmation agreements consistent with those delivered on the Closing Date under Section 5.1, with respect to the Borrower and the Loan Parties. No Replacement Revolving Credit Facility may be implemented unless such Facility has provisions satisfactory to the Administrative Agent with respect to Letters of Credit and Swing Line Loans then outstanding under the Revolving Credit Facility being replaced. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to any of the transactions effected pursuant to this Section 2.27.

SECTION 3. LETTERS OF CREDIT

3.1 L/C Commitment. ~~(a)~~(a) Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the other Revolving Credit Lenders set forth in Section 3.4, agrees to issue letters of credit (the “Letters of Credit”) for the account of the Borrower on any Business Day during the Revolving Credit Commitment Period in such form as may be approved from time to time by such Issuing Lender; provided, that no Issuing Lender shall have any obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the aggregate amount of the Available Revolving Credit Commitments would be less than zero. Each Letter of Credit shall (i) be denominated in Dollars and (ii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date which is five Business Days prior to the latest then applicable Revolving Credit Termination Date; provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above).

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(b) No Issuing Lender shall at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

3.2 Procedure for Issuance of Letter of Credit. The Borrower may from time to time request that an Issuing Lender issue a Letter of Credit by delivering to such Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of such Issuing Lender, and such other certificates, documents and other papers and information as such Issuing Lender may reasonably request. Concurrently with the delivery of an Application to an Issuing Lender, the Borrower shall deliver a copy thereof to the Administrative Agent. Upon receipt of any Application, an Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by such Issuing Lender and the Borrower (but in no event shall any Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto). Promptly after issuance by an Issuing Lender of a Letter of Credit, such Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower. Each Issuing Lender shall promptly give notice to the Administrative Agent of the issuance of each Letter of Credit issued by such Issuing Lender (including the face amount thereof), and shall provide a copy of such Letter of Credit to the Administrative Agent as soon as possible after the date of issuance.

3.3 Fees and Other Charges. ~~(a)~~(a) The Borrower will pay a fee on the aggregate drawable amount of all outstanding Letters of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans under the 2017 Revolving Credit Facility, shared ratably among the 2017 Revolving Credit Lenders in accordance with their respective Revolving Credit Percentages of the 2017 Revolving Credit Facility and payable quarterly in arrears on each L/C Fee Payment Date after the issuance date. In addition, the Borrower shall pay to the relevant Issuing Lender for its own account a fronting fee on the aggregate drawable amount of all outstanding Letters of Credit issued by it at a rate per annum to be agreed upon by such Issuing Lender and the Borrower, payable quarterly in arrears on each L/C Fee Payment Date after the issuance date.

(b) In addition to the foregoing fees, the Borrower shall pay or reimburse each Issuing Lender for such normal and customary costs and expenses as are incurred or charged by such Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

3.4 L/C Participations. ~~(a)~~(a) Each Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce each Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from each Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant’s own account and risk, an undivided interest equal to such L/C Participant’s Revolving Credit Percentage in each Issuing Lender’s obligations and rights under each Letter of Credit issued by such Issuing Lender hereunder and the amount of each draft paid by such Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with

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each Issuing Lender that, if a draft is paid under any Letter of Credit issued by such Issuing Lender for which such Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Administrative Agent for the account of such Issuing Lender upon demand at such Issuing Lender’s address for notices specified herein (and thereafter the Administrative Agent shall promptly pay to such Issuing Lender) an amount equal to such L/C Participant’s Revolving Credit Percentage of the amount of such draft, or any part thereof, that is not so reimbursed. Each L/C Participant’s obligation to pay such amount shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such L/C Participant may have against the Issuing Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5, (iii) any adverse change in the condition (financial or otherwise) of the Borrower, (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other L/C Participant or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(b) If any amount (a “Participation Amount”) required to be paid by any L/C Participant to an Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit is paid to such Issuing Lender within three Business Days after the date such payment is due, such Issuing Lender shall so notify the Administrative Agent, which shall promptly notify the L/C Participants, and each L/C Participant shall pay to the Administrative Agent, for the account of such Issuing Lender, on demand (and thereafter the Administrative Agent shall promptly pay to such Issuing Lender) an amount equal to the product of (i) such Participation Amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any Participation Amount required to be paid by any L/C Participant pursuant to Section 3.4(a) is not made available to the Administrative Agent for the account of the relevant Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Administrative Agent on behalf of such Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such Participation Amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans under the Revolving Facility. A certificate of the Administrative Agent submitted on behalf of an Issuing Lender to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

(c) Whenever, at any time after an Issuing Lender has made payment under any Letter of Credit and has received from the Administrative Agent any L/C Participant~~'~~’s pro rata share of such payment in accordance with Section 3.4(a), such Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by such Issuing Lender), or any payment of interest on account thereof, such Issuing Lender will distribute to the Administrative Agent for the account of such L/C Participant (and thereafter the Administrative Agent will promptly distribute to such L/C Participant) its pro rata share thereof; provided, however, that in the event that any such payment received by such Issuing Lender shall be required to be returned by such Issuing

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Lender, such L/C Participant shall return to the Administrative Agent for the account of such Issuing Lender (and thereafter the Administrative Agent shall promptly return to such Issuing Lender) the portion thereof previously distributed by such Issuing Lender.

3.5 Reimbursement Obligation of the Borrower. The Issuing Lender shall notify the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by such Issuing Lender. The Borrower shall reimburse the Issuing Lender (x) on the same Business Day if demand is made by the Issuing Lender on or prior to 11:00 a.m., New York City time and (y) on the next Business Day if demand is made by the Issuing Lender after 11:00 a.m., New York City time, for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other out-of-pocket costs or expenses incurred by such Issuing Lender in connection with such payment, other than taxes (i) based upon net income or (ii) payable pursuant to Section 2.20 (the amounts described in the foregoing clauses (a) and (b) in respect of any drawing, collectively, the “Payment Amount”). Each such payment shall be made to such Issuing Lender at its address for notices specified herein in lawful money of the United States of America and in immediately available funds. Interest shall be payable on each Payment Amount from the date of the applicable drawing until payment in full at the rate set forth in (i) until the second Business Day following the date of the applicable drawing, Section 2.15(a) and (ii) thereafter, Section Section 2.15(b). Each drawing under any Letter of Credit shall (unless an event of the type described in clause (i) or (ii) of Section 8(f) shall have occurred and be continuing with respect to the Borrower, in which case the procedures specified in Section 3.4 for funding by L/C Participants shall apply) constitute a request by the Borrower to the Administrative Agent for a borrowing pursuant to Section 2.5 of Base Rate Loans (or, at the option of the Administrative Agent and the Swing Line Lender in their sole discretion, a borrowing pursuant to Section 2.7 of Swing Line Loans) in the amount of such drawing. The Borrowing Date with respect to such borrowing shall be the first date on which a borrowing of Revolving Credit Loans (or, if applicable, Swing Line Loans) could be made, pursuant to Section 2.5 (or, if applicable, Section 2.7), if the Administrative Agent had received a notice of such borrowing at the time the Administrative Agent receives notice from the relevant Issuing Lender of such drawing under such Letter of Credit.

3.6 Obligations Absolute. The Borrower’s obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against any Issuing Lender, any beneficiary of a Letter of Credit or any other Person; provided, however, that nothing in this Section 3.6 shall constitute a waiver of any remedies of the Borrower in connection with the Letters of Credit. The Borrower also agrees with each Issuing Lender that such Issuing Lender shall not be responsible for, and the Borrower’s Reimbursement Obligations under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Issuing Lender. The Borrower agrees that any action taken or omitted by an Issuing Lender under or in

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connection with any Letter of Credit issued by it or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of such Issuing Lender to the Borrower.

3.7 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the relevant Issuing Lender shall promptly notify the Borrower and the Administrative Agent of the date and amount thereof. The responsibility of the relevant Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit, in addition to any payment obligation expressly provided for in such Letter of Credit issued by such Issuing Lender, shall be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment appear on their face to be in conformity with such Letter of Credit.

3.8 Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of Sections 3 through 8 of this Agreement, the provisions of this Agreement shall apply.

SECTION 4. REPRESENTATIONS AND WARRANTIES

To induce the Agents and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit the Borrower hereby represents and warrants to each Agent and each Lender that:

4.1 Financial Condition. ~~(a)~~(a) The unaudited pro forma consolidated balance sheet of Holdings as at September 28, 2006 (including the notes thereto) (the ~~"~~“Pro Forma Balance Sheet~~"~~”) and the unaudited pro forma statement of operations of Holdings for the nine month period ending on such date (the ~~"~~“Pro Forma Statement of Operations~~"~~”), copies of which have heretofore been furnished to the Administrative Agent, have been prepared assuming that the transactions discussed in the section of the Final Prospectus entitled “Unaudited Pro Forma Financial Information” had been completed and the material changes to contractual arrangements discussed in such section of the Final Prospectus, which will occur in connection with the completion of the offering and related transactions discussed in such section of the Final Prospectus, had become effective, in each case as of September 28, 2006 (with respect to the Pro Forma Balance Sheet) and as of the first day of such nine month period (with respect to the Pro Forma Statement of Operations), and were based upon assumptions which, in light of the circumstances under which they were prepared, were believed by the Borrower or Holdings in good faith to be reasonable (it being understood that such projections are by their nature inherently uncertain and actual results may differ materially from such projections).

The Pro Forma Balance Sheet and the Pro Forma Statement of Operations do not purport to reflect the results of operations or financial position of Holdings and the Borrower that would have occurred had they operated as separate, independent companies during the periods presented. The historical results of operations of the Borrower have been significantly impacted by related party transactions. The pro forma consolidated financial information should not be relied upon as being indicative of the results of operations or financial condition of Holdings or the Borrower had the contractual adjustments and the transaction adjustments referred to in the

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foregoing paragraph been completed on the first day of such nine month period, with respect to the Pro Forma Statement of Operations, and as of September 28, 2006, with respect to the Pro Forma Balance Sheet.

(b)~~(b)~~ The audited consolidated balance sheets of the Borrower as of December 29, 2005 and September 28, 2006, and the related consolidated statements of operations, members’ equity and of cash flows for the nine month periods ended on such dates, reported on by and accompanied by a report from Deloitte & Touche LLP, copies of which have heretofore been furnished to the Administrative Agent, present fairly, in all material respects, the consolidated financial position of the Borrower and its consolidated Subsidiaries as of such dates, and the consolidated results of its operations and its consolidated cash flows for the respective nine month periods then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein).

4.2 No Change. Since September 28, 2006 there has been no development or event that has had or would reasonably be expected to have a Material Adverse Effect.

4.3 Corporate Existence; Compliance with Law. Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the limited liability company or other organizational power and authority, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign limited liability company or other organization and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification except, with respect to this clause (c), where the failure to be so qualified or in good standing would not reasonably be expected to result in a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.4 Power; Authorization; Enforceable Obligations. Each Loan Party has the limited liability company or other organizational power and authority, and the legal right, to make, deliver and perform its obligations under the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder. Each Loan Party has taken all necessary limited liability company or other action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by, any Governmental Authority or any other Person is required on the part of or in respect of any Loan Party in connection with the borrowings hereunder or the execution, delivery and performance by the Loan Parties party thereto of this Agreement or any of the other Loan Documents, except (i) such consents, authorizations, filings and notices as have been obtained or made and are in full force and effect, (ii) the Borrowing Notices, Reinvestment Notices and any other notices required to be delivered by the Borrower under the Loan Documents, (iii) the filings referred to in Section 4.19 and any other filings necessary to perfect the Liens and security interests under the Security Documents and (iv) those consents, authorizations, filings, notices or actions,

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the failure of which to obtain or make, would not reasonably be expected to have a Material Adverse Effect. Each existing Loan Document has been duly executed and delivered on behalf of each Loan Party that is a party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4.5 No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents by the Loan Parties thereto, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of the Borrower or any of its Subsidiaries, as such may be applicable to or binding on each, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents).

4.6 No Material Litigation. No litigation, proceeding or, to the knowledge of the Borrower, investigation, of or before any arbitrator or Governmental Authority is pending or, to the knowledge of a Responsible Officer, threatened by or against the Borrower or any of its Subsidiaries or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that would reasonably be expected to have a Material Adverse Effect.

4.7 No Default. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect that would reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

4.8 Ownership of Property; Liens. Each of the Borrower and its Subsidiaries has title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, license of or right to use all its other Property, except to the extent failure to have such title or valid leasehold interest in, license of or right to use such Property would not reasonably be expected to have a Material Adverse Effect. None of the Collateral or other Material Property of the Borrower or any Subsidiary is subject to any Lien except as permitted by Section 7.3.

4.9 Intellectual Property. The Borrower and each of its Subsidiaries owns, or is licensed to use, or, to the knowledge of the Borrower, can acquire or license on reasonable terms, all Intellectual Property necessary for the conduct of its business as currently conducted. No claim that is likely to result in an adverse determination against the Borrower and, if adversely determined, would reasonably be expected to have a Material Adverse Effect has been asserted in writing and is pending against the Borrower or any of its Subsidiaries by any Person alleging an infringement by the Borrower of such Person’s Intellectual Property or the validity of the Borrower’s right to use any of such Person’s Intellectual Property, nor does the Borrower know of any valid basis for any such claim. To the knowledge of the Borrower, the use of such Intellectual Property by the Borrower and its Subsidiaries does not infringe on the Intellectual Property rights of any Person in any material respect, except for any such infringements that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

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4.10 Taxes. The Borrower and each of its Subsidiaries has filed or caused to be filed all Federal and other material tax returns that are required to be filed by it and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its Property and all other taxes, fees or other charges imposed on it or any of its Property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be, or to the extent the failure to file or pay would not reasonably be expected to have a Material Adverse Effect); and no tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

4.11 Federal Regulations. No part of the proceeds of any Loans, and no other extensions of credit hereunder, will be used for “purchasing” or “carrying” any “margin stock” within the meanings of each such term under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the Regulations of the Board. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable referred to in Regulation U.

4.12 Labor Matters. There are no strikes or other labor disputes against the Borrower or any of its Subsidiaries pending or, to the knowledge of the Borrower, threatened in writing that (individually or in the aggregate) would reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of the Borrower and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters that (individually or in the aggregate) would reasonably be expected to have a Material Adverse Effect. All payments due from the Borrower or any of its Subsidiaries on account of employee health and welfare insurance that (individually or in the aggregate) would reasonably be expected to have a Material Adverse Effect if not paid have been paid or accrued as a liability on the books of the Borrower or the relevant Subsidiary.

4.13 ERISA. Neither a Reportable Event nor an “accumulated funding deficiency” (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither the Borrower nor any Commonly Controlled Entity has incurred any withdrawal liability under Title IV of ERISA which remains unsatisfied that would reasonably be expected to have a Material Adverse Effect, and neither the Borrower nor any Commonly Controlled Entity would become subject to any withdrawal liability under ERISA that would reasonably be expected to have a Material Adverse Effect if the Borrower

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or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

4.14 Investment Company Act; Other Regulations. No Loan Party is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness.

4.15 Subsidiaries. As of the Closing Date, the Borrower has no Subsidiaries.

4.16 Use of Proceeds. The proceeds of the Term Loans and the Revolving Credit Loans shall be used for the purposes set forth in the recitals hereof. The proceeds of the Swing Line Loans and the Letters of Credit, shall be used for working capital and general corporate purposes.

4.17 Environmental Matters. Other than exceptions to any of the following that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

(a) The Borrower and its Subsidiaries: (i) are, and within the period of all applicable statutes of limitation have been, in compliance with all applicable Environmental Laws; (ii) hold all Environmental Permits (each of which is in full force and effect) required for any of their operations or for any property owned, leased, or otherwise operated by any of them; (iii) are, and within the period of all applicable statutes of limitation have been, in compliance with all of their Environmental Permits; and (iv) reasonably believe that: each of their Environmental Permits will be timely renewed and complied with; any additional Environmental Permits that are required of any of them will be timely obtained and complied with; and compliance with any Environmental Law that is applicable to any of them will be timely attained and maintained.

(b) Materials of Environmental Concern are not present at, on, under, in, or about any real property now or formerly owned, leased or operated by the Borrower or any of its Subsidiaries, or at any other location (including, without limitation, any location to which Materials of Environmental Concern have been sent for re-use or recycling or for treatment, storage, or disposal) which would reasonably be expected to (i) give rise to liability of the Borrower or any of its Subsidiaries under any applicable Environmental Law or otherwise result in costs to the Borrower or any of its Subsidiaries, or (ii) interfere with the Borrower’s or any of its Subsidiaries’ continued operations, or (iii) impair the fair saleable value of any real property owned or leased by the Borrower or any of its Subsidiaries.

(c) There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under or relating to any Environmental Law to which the Borrower or any of its Subsidiaries is, or to the knowledge of the Borrower or any of its Subsidiaries will be, named as a party that is pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened in writing.

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(d) Neither the Borrower nor any of its Subsidiaries has received any written request for information, or been notified that it is a potentially responsible party, in each case under or relating to the federal Comprehensive Environmental Response, Compensation, and Liability Act or any similar Environmental Law, or with respect to any Materials of Environmental Concern.

(e) Neither the Borrower nor any of its Subsidiaries has entered into or agreed to any consent decree, order, or settlement or other agreement, or is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum for dispute resolution, relating to compliance with or liability under any Environmental Law.

(f) Neither the Borrower nor any of its Subsidiaries has assumed or retained, by contract or operation of law, any liabilities of any kind, fixed or contingent, known or unknown, under any Environmental Law or with respect to any Material of Environmental Concern.

4.18 Accuracy of Information, etc. No statement or information (other than general market, industry or economic data) contained in this Agreement, any other Loan Document, the Registration Statement or any other document, certificate or written statement furnished to the Administrative Agent or the Lenders or any of them, by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, taken as a whole and in light of the circumstances under which they were made, contained as of the date such statement, information, document or certificate was made or so furnished (or, in the case of the Registration Statement, as of the date such Registration Statement was filed with the SEC), any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading. The projections and pro forma financial information contained in the materials referenced above are based upon estimates and assumptions believed by the Borrower in good faith to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact, that projections by their nature are inherently uncertain, that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein and such differences may be material.

4.19 Security Documents. ~~(a)~~(a) The Guarantee and Collateral Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of any Pledged Stock required to be pledged pursuant to the Guarantee and Collateral Agreement in which a security interest may be perfected only by possession or control (within the meanings assigned to such terms in the applicable Uniform Commercial Code), when any stock certificates representing such Pledged Stock are delivered to the Administrative Agent, and in the case of the other Collateral described in the Guarantee and Collateral Agreement with respect to which perfection is governed by filing of a financing statement, when financing statements in appropriate form are filed in the offices specified on Schedule 4.19(a)(i) (which

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financing statements have been duly completed and delivered to the Administrative Agent) and such other filings as are specified on Schedule 3 to the Guarantee and Collateral Agreement have been completed, the Guarantee and Collateral Agreement shall constitute a fully perfected security interest in (and, if applicable, Lien on), all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Guarantee and Collateral Agreement) to the extent such security interest can be perfected by the filing of a financing statement pursuant to the applicable Uniform Commercial Code or by possession or control by the Administrative Agent under the applicable Uniform Commercial Code, in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 7.3, and, in the case of Pledged Stock, (i) Liens permitted by Section 7.3(s) securing the Senior Secured Notes and (ii) Liens permitted by Section 7.3(a) to the extent such Liens are prior and superior to the Liens granted under the Security Documents by operation of law). Schedule 4.19(a)(ii) lists each UCC Financing Statement that (i) names any Loan Party as debtor and (ii) will remain on file after the Closing Date. Schedule 4.19(a)(iii) lists each UCC Financing Statement that (i) names any Loan Party as debtor and (ii) will be terminated on or prior to the Closing Date.

(b)~~(b)~~ As of the Closing Date, neither the Borrower nor any of its Subsidiaries owns any real property.

4.20 Solvency. Each Loan Party is, and after giving effect to the Transaction and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith, and on each Borrowing Date thereafter will be, Solvent.

4.21 Certain Documents. The Borrower has delivered to the Administrative Agent a complete and correct copy of the ESAs, the Management Agreement and the Tax Receivable Agreement as in effect on the Closing Date, including any amendments, supplements or modifications with respect to any of the foregoing through the Closing Date.

SECTION 5. CONDITIONS PRECEDENT

5.1 Conditions to Initial Extension of Credit. The agreement of each Lender to make the initial extension of credit requested to be made by it hereunder is subject to the satisfaction, prior to or concurrently with the making of such extension of credit on the Closing Date, of the following conditions precedent:

(a) Loan Documents. The Administrative Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower, (ii) the Guarantee and Collateral Agreement, executed and delivered by a duly authorized officer of the Borrower and (iii) a Lender Addendum executed and delivered by each Lender and accepted by the Borrower.

(b) Initial Public Offering. The initial public offering of the common stock of Holdings shall have been consummated, or shall be consummated simultaneously with such initial extension of credit hereunder, on terms substantially similar to the terms described in the Final Prospectus.

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(c) Pro Forma Balance Sheet; Financial Statements. The Lenders shall have received (i) the Pro Forma Balance Sheet and the Pro Forma Statement of Operations and (ii) audited consolidated financial statements of the Borrower for the nine month periods ended on December 29, 2005 and September 28, 2006.

(d) Approvals. All governmental and third party approvals on the part of or in respect of the Borrower necessary in connection with the Transaction, the financing contemplated hereby and the continuing operations of the Borrower and its Subsidiaries shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the Transaction or the financing contemplated hereby.

(e) Related Agreements; No Default. The Administrative Agent shall have received (in form and substance reasonably satisfactory to the Administrative Agent), true and correct copies, certified as to authenticity by the Borrower, of (i) the ESAs, (ii) the Management Agreement, (iii) the Tax Receivable Agreement and (iv) such other documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which the Loan Parties may be a party. There shall be no default under any of the ESAs, the Management Agreement, the Tax Receivable Agreement or any other material Contractual Obligation of the Borrower or its Subsidiaries.

(f) Capital Structure. The capital structure of Holdings, the Borrower and its Subsidiaries after giving effect to the Transaction shall be as described in the Final Prospectus in all material respects.

(g) Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Agents), on or before the Closing Date. All such amounts will be paid with proceeds of Loans made on the Closing Date and will be reflected in the funding instructions given by the Borrower to the Administrative Agent on or before the Closing Date.

(h) Projections. The Lenders shall have received satisfactory projections through fiscal year 2010.

(i) Solvency Analysis. The Lenders shall have received a solvency certificate from the chief financial officer of the Borrower substantially in the form of Exhibit J hereto.

(j) Ratings. The Facilities shall have received ratings from each of Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services.

(k) Lien Searches. The Administrative Agent shall have received the results of a recent lien search in each of the jurisdictions where the Loan Parties are organized, and such search shall reveal no liens on any of the assets of the Loan Party, except for Liens permitted by Section 7.3 or Liens that are to be terminated as contemplated by Section 4.19.

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(l) Closing Certificate. The Administrative Agent shall have received certificates of each Loan Party, dated the Closing Date, substantially in the form of Exhibit C-1 and Exhibit C-2, with appropriate insertions and attachments.

(m) Legal Opinion. The Administrative Agent shall have received the executed legal opinion of Holme Roberts & Owen LLP, counsel to the Borrower, substantially in the form of Exhibit F. Such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require and shall be addressed to the Administrative Agent and the Lenders.

(n) Filings, Registrations and Recordings. Each document (including, without limitation, any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 7.3), shall have been filed, registered or recorded or shall have been delivered to the Administrative Agent in proper form for filing, registration or recordation.

(o) Insurance. The Administrative Agent shall have received insurance certificates satisfying the requirements of Section 5.3 of the Guarantee and Collateral Agreement.

(p) PATRIOT Act. The Lenders shall have received, sufficiently in advance of the Closing Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the United States PATRIOT Act.

(q) Termination of Certain Liens. The Borrower will have delivered to the Administrative Agent, or caused to be filed (if applicable), either (i) duly completed UCC termination statements in respect of each UCC Financing Statement listed on Schedule 4.19(a)(iii) or (ii) one or more executed payoff letters reasonably acceptable to the Administrative Agent.

5.2 Conditions to Each Extension of Credit. The agreement of each Lender to make any extension of credit requested to be made by it hereunder on any date (including, without limitation, its initial extension of credit) is subject to the satisfaction of the following conditions precedent:

(a) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

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(b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

Each borrowing by and issuance of a Letter of Credit on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this Section 5.2 have been satisfied.

SECTION 6. AFFIRMATIVE COVENANTS

The Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or any Agent hereunder (other than indemnity obligations that survive the termination of this Agreement and for which no notice of a claim has been received by the Borrower as of such termination), the Borrower shall and shall cause each of its Subsidiaries to:

6.1 Financial Statements. Furnish to the Administrative Agent (for distribution to the other Agents and each Lender):

(a) as soon as available, but in any event within 100 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related audited consolidated statements of income and of cash flows for such fiscal year, setting forth in each case in comparative form the figures as of the end of and for the previous fiscal year (provided that no such comparative information shall be required for the audited financial statements delivered for the fiscal year ending December 2007), reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by Deloitte & Touche LLP or other independent certified public accountants of nationally recognized standing; and

(b) as soon as available, but in any event not later than 50 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures as of the end of and for the corresponding period in the previous year (provided that no such comparative information shall be required for the financial statements delivered for any fiscal quarter in the fiscal year ending December 2007), certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes);

all such financial statements shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as approved by such accountants or officer, as the case may be, and disclosed therein).

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6.2 Certificates; Other Information. Furnish to the Administrative Agent (for distribution to the other Agents and each Lender), or, in the case of clause (e), to the relevant Lender:

(a) concurrently with the delivery of any financial statements pursuant to Section 6.1, (i) a certificate of a Responsible Officer stating that, (x) such financial statements fairly present in all material respects the financial position, results of operations and cash flows of the Borrower and its consolidated Subsidiaries in accordance with GAAP applied consistently throughout the periods reflected therein (except for the absence of footnotes and subject to ~~year end~~yearend audit adjustments) and (y) that such Responsible Officer has obtained no knowledge of any Default or Event of Default that has occurred and is continuing except as specified in such certificate and (ii) in the case of quarterly or annual financial statements, (x) a Compliance Certificate containing all information and calculations necessary for determining compliance by the Borrower and its Subsidiaries with the provisions of Section 7.1 of this Agreement as of the last day of the fiscal quarter or fiscal year of the Borrower, as the case may be and (y) any UCC financing statements or other filings specified in such Compliance Certificate as being required to be delivered therewith;

(b) as soon as available, and in any event no later than 60 days after the end of each fiscal year of the Borrower, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of the Borrower and its Subsidiaries as of the end of the following fiscal year, and the related consolidated statements of projected cash flow and projected income and a description of the underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based upon assumptions which, in light of the circumstances under which they were made, are believed by the Borrower in good faith to be reasonable at the time made (it being understood that such projections by their nature are inherently uncertain and that actual results may differ from the projected results by a material amount);

(c) within 50 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower and within 100 days after the end of the fourth quarterly period of each fiscal year of the Borrower, a narrative discussion and analysis of the financial condition and results of operations of the Borrower and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the portion of the Projections covering such periods and to the comparable periods of the previous year (provided that no such comparative information shall be required for any Projections covering the fiscal year ending December 2007 or any fiscal quarter in the fiscal year ending December 2007); provided that the information required pursuant to this clause (d) shall be deemed to have been delivered to the Administrative Agent on the date on which the Borrower delivers to the Administrative Agent copies of the quarterly or annual (as applicable) financial statements and reports containing such information as filed by Holdings or the Borrower, as applicable, with the SEC;

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(d) within five Business Days after the same are sent, copies of all financial statements and reports that the Borrower sends to the holders of any class of its debt securities or public equity securities and, within five Business Days after the same are filed, copies of all financial statements and reports that the Borrower may make to, or file with, the SEC; and

(e) promptly, such additional financial and other information as any Lender may from time to time reasonably request; provided that in no event shall the Borrower or any Subsidiary be required to provide any documentation subject to attorney-client privilege, work product doctrine or other applicable legal privileges.

6.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or, if later, before they become delinquent, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be, or to the extent failure to pay, discharge or satisfy such obligations would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

6.4 Conduct of Business and Maintenance of Existence; Compliance. (a)(i) Preserve, renew and keep in full force and effect its organizational existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 7.4 and except, in the case of clause (ii) above, to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations and Requirements of Law applicable to it or to its business or Property, except to the extent that failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

6.5 Maintenance of Property; Insurance. ~~(a)~~(a) Keep all material Property and systems necessary in its business in good working order and condition, ordinary wear and tear excepted and (b) maintain with financially sound and reputable insurance companies insurance on all its material Property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as the Borrower deems adequate for its business in its reasonable business judgment.

6.6 Inspection of Property; Books and Records; Discussions. ~~(a)~~(a) Keep proper books of records and account in which full, true and correct (in all material respects) entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of the Administrative Agent or any Lender, at reasonable times during its business hours at reasonable intervals and upon reasonable advance notice, to (i) visit and inspect any of its properties, (ii) examine and make abstracts from any of its books and records and (iii) to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers of the Borrower and its Subsidiaries and with its independent certified public accountants; provided that (x) so long as no Event of Default has occurred and is continuing, only the Administrative Agent as representative of the Lenders may exercise rights of the Administrative Agent and the Lenders pursuant to this Section

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6.6 and the Administrative Agent shall not exercise such rights more often than two times during any calendar year each of which shall be at the expense of the Administrative Agent and the Lenders and (y) at any time when an Event of Default has occurred and is continuing, the Administrative Agent or any Lender (or any of their respective representatives) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. The Administrative Agent and the Lenders shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants. In no event shall the Borrower or any Subsidiary be required to discuss, provide or otherwise make available for review, examination or inspection or copying any documentation subject to attorney-client privilege or work product doctrine.

6.7 Notices. Promptly give notice to the Administrative Agent (to be distributed by the Administrative Agent to the other Agents and the Lenders):

(a) within five Business Days after a Responsible Officer of the Borrower knows of the occurrence of any Default or Event of Default that has not been cured within such five Business Day period;

(b) within five Business Days after a Responsible Officer of the Borrower knows of any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, would reasonably be expected to have a Material Adverse Effect;

(c) within five Business Days after a Responsible Officer of the Borrower knows of any litigation or proceeding affecting the Borrower or any of its Subsidiaries (i) in which the liability of the Borrower or any of its Subsidiaries would be $10,000,000 or more and not covered by insurance, (ii) in which injunctive or similar relief is sought that, if adversely determined, would reasonably be expected to have a Material Adverse Effect or (iii) which relates to any Loan Document;

(d) the following events, as soon as possible and in any event within 30 days after a Responsible Officer of the Borrower knows thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan;

(e) as soon as possible and in any event within 30 days of a Responsible Officer obtaining knowledge thereof: (i) any development, event, or condition that, individually or in the aggregate with other developments, events or conditions, would reasonably be expected to result in the payment by the Borrower and its Subsidiaries, in the aggregate, of a Material Environmental Amount; and (ii) any notice that any governmental authority may deny any application for an Environmental Permit sought by, or revoke or refuse to renew any Environmental Permit held by, the Borrower, that would materially and adversely affect the operations of the Borrower and its Subsidiaries; and

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(f) (i) within five Business Days after a Responsible Officer of the Borrower knows of any development or event that has had a Material Adverse Effect and (ii) within five Business Days after a determination by a Responsible Officer that a development or event has occurred that would reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower or the relevant Subsidiary proposes to take with respect thereto.

6.8 Environmental Laws. ~~(a)~~(a) Comply in all material respects with, and use commercially reasonable efforts to cause compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws.

(b)~~(b)~~ Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

6.9 Interest Rate Protection. In the case of the Borrower, within 90 days after the Closing Date, enter into, and thereafter maintain for a period of not less than three years, Hedge Agreements to the extent necessary to provide that at least 50% of the aggregate outstanding principal amount of the Term Loans from time to time is subject to either a fixed interest rate or interest rate protection, which Hedge Agreements shall have terms and conditions reasonably satisfactory to the Administrative Agent.

6.10 Additional Collateral, etc. ~~(a)~~(a) With respect to any Property acquired after the Closing Date by the Borrower or any Subsidiary Guarantor (other than (x) any real property or any Property described in paragraph (b) of this Section, (y) any Property subject to a Lien expressly permitted by Section 7.3(g) and (z) any equity interest in or Property of a Foreign Subsidiary) as to which the Administrative Agent, for the benefit of the Secured Parties, does not have a perfected Lien, promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement or such other documents as the Administrative Agent deems necessary to grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in such Property and (ii) take all actions necessary to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected security interest in such Property, in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 7.3, and, in the case of Pledged Stock, (i) Liens permitted by Section 7.3(s) securing the Senior Secured Notes and (ii) Liens permitted by Section 7.3(a) to the extent such Liens are prior and superior to the Liens granted under the Security Documents by operation of law), including without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent.

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(b) ~~(b)~~ With respect to any fee interest in any real property having a value (together with improvements thereof) of at least $2,000,000 acquired after the Closing Date by the Borrower or any Subsidiary Guarantor (other than any such real property owned by any Foreign Subsidiary or subject to a Lien expressly permitted by Section 7.3(g)), promptly (i) execute and deliver a Mortgage in favor of the Administrative Agent, for the benefit of the Secured Parties, covering such real property, in each case prior and superior in right to any other Person (except Liens permitted by Section 7.3), (ii) if reasonably requested by the Administrative Agent, provide the Lenders with (x) title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably specified by the Administrative Agent) as well as a current ALTA survey thereof, together with a surveyor’s certificate and (y) any consents or estoppels reasonably deemed necessary by the Administrative Agent in connection with such Mortgage, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent and (iii) if reasonably requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

(c) ~~(c)~~ With respect to any new Material Wholly Owned Domestic Subsidiary created or acquired after the Closing Date, by the Borrower or any of its Domestic Subsidiaries, promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by the Borrower or any of its Domestic Subsidiaries, (ii) deliver to the Administrative Agent the certificates, if any, representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Borrower or such Subsidiary, as the case may be, (iii) cause such new Subsidiary (A) to become a party to the Guarantee and Collateral Agreement and (B) to take such actions necessary to grant to the Administrative Agent for the benefit of the Secured Parties a perfected security interest in the Collateral described in the Guarantee and Collateral Agreement with respect to such new Subsidiary in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 7.3, and, in the case of Pledged Stock, (i) Liens permitted by Section 7.3(s) securing the Senior Secured Notes and (ii) Liens permitted by Section 7.3(a) to the extent such Liens are prior and superior to the Liens granted under the Security Documents by operation of law), including, without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent, and (iv) if reasonably requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

6.11 Further Assurances. From time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take such actions, as the Administrative Agent may reasonably request for the purposes of implementing or

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effectuating the provisions of this Agreement relating to the Collateral and the provisions of the Security Documents, or of more fully perfecting or renewing the rights of the Administrative Agent and the Lenders with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by the Borrower or any Subsidiary which may be deemed to be part of the Collateral), in each case, to the extent required pursuant hereto or thereto. Upon the exercise by the Administrative Agent or any Lender of any power, right, privilege or remedy pursuant to this Agreement or the other Loan Documents which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, the Borrower will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Administrative Agent or such Lender may be required to obtain from the Borrower or any of its Subsidiaries for such governmental consent, approval, recording, qualification or authorization. Notwithstanding anything to the contrary contained in this Agreement (including, without limitation, Section 6.10) or any other Loan Document, neither the Borrower nor any Subsidiary shall be required to take any action or incur any costs with respect to any real property constituting a leasehold property to perfect, or more fully perfect, renew or protect the rights of the Administrative Agent and the Lenders with respect to any such leasehold property.

SECTION 7. NEGATIVE COVENANTS

The Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or any Agent hereunder (other than indemnity obligations that survive the termination of this Agreement and for which no notice of a claim has been received by the Borrower as of such termination), the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

7.1 Financial Condition Covenant

Permit the Consolidated Net Senior Secured Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter during the periods set forth below to exceed the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter	Consolidated Net Senior Secured Leverage Ratio

FQ1 2007 – FQ4 2007	7.50:1.00
FQ1 2008 – FQ4 2008	7.25:1.00
FQ1 2009 – FQ4 2009	7.00:1:00
FQ1 2010 – FQ4 2010	6.75:1.00
FQ1 2011 and thereafter	6.50:1.00

7.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

(a) Indebtedness of any Loan Party pursuant to any Loan Document;

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(b) Indebtedness (i) of the Borrower to any Subsidiary, (ii) of any Subsidiary Guarantor to the Borrower or any other Subsidiary or (iii) of any Subsidiary that is not a Subsidiary Guarantor to any other Subsidiary that is not a Subsidiary Guarantor;

(c) Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 7.3(g) in an aggregate principal amount not to exceed $25,000,000 at any one time outstanding;

(d) Indebtedness outstanding on the date hereof and listed on Schedule 7.2(d) and any refinancings, refundings, renewals or extensions thereof (without any increase in the principal amount thereof or any shortening of the maturity of any principal amount thereof);

(e) Guarantee Obligations (i) by the Borrower or any of its Subsidiaries of obligations of the Borrower or any Subsidiary; provided that to the extent such Guarantee Obligations are in respect of Indebtedness, such Indebtedness is otherwise permitted hereunder and (ii) arising out of the Employment Agreements;

(f) Indebtedness of the Borrower or any Subsidiary in respect of (i) worker’s compensation claims, unemployment insurance and other social security benefits and (ii) surety bonds issued for the account of the Borrower or any Subsidiary in the ordinary course of business;

(g) Indebtedness consisting of deferred payment obligations resulting from the adjudication or settlement of any litigation or from an arbitration or mediation award or settlement, in any case involving the Borrower or any Subsidiary so long as such judgment or settlement would not constitute an Event of Default under Section 8 of this Agreement;

(h) Indebtedness incurred in connection with the financing of insurance premiums in the ordinary course of business;

(i) Indebtedness resulting from the endorsement of negotiable instruments in the ordinary course of business or arising from honoring of a check, draft or similar instrument presented by the Borrower or any Subsidiary in the ordinary course of business against insufficient funds;

(j) Indebtedness representing deferred compensation to employees of the Borrower and its Subsidiaries incurred in the ordinary course of business;

(k) unsecured Indebtedness of the Borrower (“Permitted Subordinated Indebtedness”); provided that (i) such Permitted Subordinated Indebtedness (A) is expressly subordinated to the prior payment in full in cash of the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent, (B) will not mature prior to the date which is at least six months after the Term Loan Maturity Date and (C) has no scheduled amortization or payments of principal prior to the Term Loan Maturity Date and (ii) (A) both immediately prior to and after giving effect thereto, no Default or Event of Default shall exist or result therefrom and (B) after giving effect to the incurrence or issuance of such Indebtedness on the date thereof, the Consolidated Total Leverage Ratio of the Borrower and its Subsidiaries on such date shall not exceed 7.5 to 1.0;

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(l) Indebtedness in respect of the Tax Receivables Agreement;

(m) Indebtedness of the Borrower or any of its Subsidiaries assumed in connection with any Permitted Acquisition; provided, however, that such Indebtedness is not incurred in contemplation of such Permitted Acquisition;

(n) additional Indebtedness of the Borrower or any of its Subsidiaries in an aggregate principal amount (for the Borrower and all Subsidiaries) not to exceed $40,000,000 at any one time outstanding; ~~and~~

(o) unsecured Indebtedness of the Borrower (“Permitted Unsecured Indebtedness”); provided that (i) such Permitted Unsecured Indebtedness (A) will not mature prior to the date which is at least six months after the Term Loan Maturity Date and (B) has no scheduled amortization or payments of principal prior to the Term Loan Maturity Date and (ii) (A) both immediately prior to and after giving effect thereto, no Default or Event of Default shall exist or result therefrom and (B) after giving effect to the incurrence or issuance of such Indebtedness on the date thereof, the Consolidated total Leverage Ratio (calculated using Consolidated Total Debt, other than Subordinated Debt) of the Borrower and its Subsidiaries on such date shall not exceed 5.75 to ~~1.0.~~1.0; and

(p) (i) Indebtedness of the Borrower in respect of the Senior Secured Notes in an aggregate principal amount not to exceed $400,000,000, (ii) Guarantee Obligations of any Subsidiary Guarantor in respect of such Indebtedness of the Borrower and (iii) Permitted Refinancings in respect thereof.

7.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except for:

(a) Liens for taxes, assessments or other governmental charges not yet due or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

(b) carriers’, warehousemen’s, mechanics’, landlord’s, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business in respect of obligations that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

(c) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation;

(d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), obligations for utilities, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

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(e) easements, rights-of-way, restrictions, defects and irregularities in title and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and that do not in any case materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

(f) Liens in existence on the date hereof listed on Schedule 7.3(f), securing Indebtedness permitted by Section 7.2(d), and any replacements of such Liens in connection with any refinancings of such Indebtedness permitted by such Section; provided that no such Lien is spread to cover any additional Property after the Closing Date and that the amount of Indebtedness secured thereby is not increased (other than accrual of interest, fees and costs in accordance with the terms thereof);

(g) Liens securing Indebtedness of the Borrower or any other Subsidiary incurred pursuant to Section 7.2(c) to finance the acquisition, construction, repair, replacement or improvement of fixed or capital assets, provided that (i) such Liens shall be created substantially simultaneously with the acquisition, construction, repair, replacement or improvement (as applicable) of such fixed or capital assets, (ii) such Liens do not at any time encumber any Property (other than any improvements, proceeds, additions or accessions with respect thereto) other than the Property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased (other than to the extent of accrued interest, fees, premiums, if any, and financing costs in accordance with the terms thereof) and (iv) the amount of Indebtedness initially secured thereby (excluding fees and costs in accordance with the terms thereof) is not more than 100% of the price or cost of such acquisition, construction, repair, replacement or improvement of such fixed or capital asset;

(h) Liens created pursuant to the Security Documents;

(i) any interest or title of a lessor under any lease entered into by the Borrower or any other Subsidiary in the ordinary course of its business and covering only the assets so leased;

(j) licenses or sublicenses with respect to the assets or properties of the Borrower or any Subsidiary, in each case, entered into in the ordinary course of business;

(k) Liens arising from precautionary Uniform Commercial Code financing statement filings regarding operating leases or consignments entered into by the Borrower and its Subsidiaries in the ordinary course of business;

(l) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the ordinary course of collection and (ii) encumbering deposits arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies and which are within the general parameters customary in the banking industry;

(m) Liens with respect to judgments or awards that do not result in or constitute an Event of Default under Section 8;

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(n) Liens existing on Property at the time of its acquisition or existing on the Property of any Person at the time such Person becomes a Subsidiary, in each case after the Closing Date and securing Indebtedness permitted under Section 7.2; provided that, (i) such Lien was not created in contemplation of such acquisition or such Person becoming a Subsidiary and (ii) such Lien does not extend to or cover any other assets or Property (other than (A) proceeds or products thereof and (B) after-acquired property subject to a Lien securing Indebtedness incurred prior to such time and which Indebtedness is permitted hereunder the terms of which require, at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any Property to which such requirement would not have applied but for such acquisition);

(o) Liens securing insurance premium financing arrangements entered into in the ordinary course of business;

(p) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted under Section 7.8 to be applied against the purchase price for such Investment, and (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.5, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien;

(q) contractual rights of netting, offset and setoff incurred in the ordinary course of business, including such rights represented by Hedge Agreements; ~~and~~

(r) Liens not otherwise permitted by this Section 7.3 so long as the aggregate outstanding principal amount of the obligations secured thereby does not exceed (as to the Borrower and all Subsidiaries) $10,000,000 at any one time~~.~~; and

(s) Liens on the Collateral securing the Senior Secured Notes and guarantees by Subsidiary Guarantors in respect thereof and any Permitted Refinancing thereof, in each case as permitted by Section 7.2(p); provided that such Liens shall be subject to the Intercreditor Agreement.

7.4 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its Property or business, except that:

(a) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any Subsidiary Guarantor; provided that (i) the Subsidiary Guarantor shall be the continuing or surviving corporation or (ii) simultaneously with such transaction, the continuing or surviving corporation shall become a Subsidiary Guarantor and the Borrower shall comply with Section 6.10 in connection therewith;

(b) (i) any Subsidiary of the Borrower may Dispose of any or all of its Property (upon voluntary liquidation or otherwise) or business to the Borrower or any Subsidiary Guarantor, and (ii) any Subsidiary that is not a Subsidiary Guarantor may Dispose of any or all of its Property (upon voluntary liquidation or otherwise) or business to any other Subsidiary that is not a Subsidiary Guarantor; and

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(c) so long as no Default or Event of Default exists or would result therefrom, any Subsidiary may merge with any other Person in order to effect an Investment otherwise permitted pursuant to Section 7.8; provided that (i) if such Subsidiary is a Subsidiary Guarantor, the Subsidiary Guarantor shall be the continuing or surviving corporation, or (ii) the continuing or surviving corporation shall, or will within the times specified therein, have complied with the requirements of 6.10.

7.5 Limitation on Disposition of Property. Dispose of any of its Property (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary’s Capital Stock to any Person, except:

(a) the Disposition of obsolete or worn out Property (including the abandonment of Intellectual Property) in the ordinary course of business or other assets or Property not practically usable in the business of the Borrower or the applicable Subsidiary;

(b) the sale or other Disposition of inventory (including advertising, lobby promotions, CineMeetings, sponsorships and digital programming inventory) in the ordinary course of business;

(c) (i) Dispositions permitted by Section 7.4(a) or (b) and (ii) Dispositions by the Borrower of its Property (but not all or substantially all of its Property) to any Subsidiary Guarantor;

(d) the sale or issuance of any Subsidiary’s Capital Stock to the Borrower or any Subsidiary Guarantor;

(e) Dispositions (other than leases) of equipment to the extent that (A) such property is exchanged for credit against the purchase price of similar replacement property or (B) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;

(f) Dispositions of cash and Cash Equivalents not otherwise prohibited under this Agreement;

(g) Dispositions that constitute Investments permitted under Section 7.8;

(h) Dispositions of equipment for use in “Georgia Theater Company” theaters in an amount not to exceed $250,000 per fiscal year;

(i) Dispositions by the Borrower of Holdings Common Stock in connection with the redemption of Borrower Membership Units by any member of the Borrower (other than Holdings) in accordance with Article 9 of the Borrower LLC Operating Agreement;

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(j) leases, subleases and concessions of interest in real, personal and mixed Property (and dispositions of such leases, subleases and concessions) in the ordinary course of business;

(k) licenses (and dispositions or cancellations of such licenses) of Intellectual Property rights by the Borrower or any of its Subsidiaries, as licensor, in the ordinary course of business;

(l) Dispositions of receivables that are compromised or settled for less than the full amount thereof, discounted or extended, in each case in the ordinary course of business;

(m) Dispositions of equipment to a network affiliate in the ordinary course of business in connection with the sale or distribution of advertising;

(n) the Disposition of other assets having a book value not to exceed $10,000,000 in the aggregate for any fiscal year of the Borrower; and

(o) any Recovery Event, provided, that the requirements of Section 2.12(b) are complied with in connection therewith.

7.6 Limitation on Restricted Payments. Declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of the Borrower or any Subsidiary, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary (collectively, “Restricted Payments”), except that:

(a) any Subsidiary may make Restricted Payments to the Borrower or any Subsidiary Guarantor;

(b) the Borrower may make Restricted Payments in the form of common membership units of the Borrower or options, warrants or other rights to purchase common membership units of the Borrower;

(c) so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may make Restricted Payments to Holdings to permit Holdings to (i) purchase Holdings’ common stock or common stock options from present or former officers, consultants or employees of Holdings, the Borrower or any Subsidiary upon the death, disability or termination of employment of such officer, consultant or employee, provided, that the aggregate amount of payments under this clause (i) subsequent to the date hereof (net of any proceeds received by Holdings and contributed to the Borrower subsequent to the date hereof in connection with resales of any common stock or common stock options so purchased) shall not exceed $10,000,000;

(d) the Borrower may pay the Services Fee and Reimbursable Costs (as defined in the Management Agreement) to Holdings pursuant to the terms of the Management Agreement;

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(e) the Borrower may make payments pursuant to the Tax Receivable Agreement in the amount and at the time necessary to satisfy Holdings’ contractual obligations with respect to the actual cash tax benefits payable to the Founding Members, in their capacities as members of the Borrower, and to the entities that are parties to the ESAs in respect of the tax benefits arising from the modifications of such agreements as of the Closing Date (and to Holdings to the extent that the parties to the ESAs make a payment back to the Borrower pursuant to the Tax Receivable Agreement to enable Holdings to make a payment to a tax authority); provided that any such payments shall be supported by reasonably detailed calculations delivered to the Administrative Agent no later than 5 Business Days prior to any such payment;

(f) the Borrower may make quarterly distributions constituting Restricted Payments to each of its members for income taxes of such member in an amount equal to (i) the estimated or actual taxable income of the Borrower, as determined for federal income tax purposes, for the period to which the distribution relates multiplied by (ii) the Applicable Tax Rate;

(g) the Redemption shall be permitted;

(h) so long as no Default or Event of Default has occurred and is continuing, the Borrower may make Restricted Payments of up to (i) in the event the Consolidated Net Senior Secured Leverage Ratio (after giving effect to such Restricted Payment) is less than or equal to 7.5 to 1.0 but greater than 7.0 to 1.0, an amount equal to 50% of Available Cash for the fiscal quarter immediately preceding such Restricted Payment, (ii) in the event the Consolidated Net Senior Secured Leverage Ratio (after giving effect to such Restricted Payment) is less than or equal to 7.0 to 1.0 but greater than 6.5 to 1.0, an amount equal to 75% of Available Cash for the fiscal quarter immediately preceding such Restricted Payment and (iii) in the event the Consolidated Net Senior Secured Leverage Ratio (after giving effect to such Restricted Payment) is equal to or less than 6.5 to 1.0, an amount equal to 100% of Available Cash for the fiscal quarter immediately preceding such Restricted Payment; provided that, for purposes of determining the Consolidated Net Senior Secured Leverage Ratio for this clause (h), the aggregate amount of Revolving Credit Loans included in the calculation of Consolidated Senior Secured Debt shall not exceed the Revolving Credit Commitments in effect on the date of such Restricted Payment;

(i) the Borrower may (i) distribute proceeds of the Term Loans to Holdings to pay fees and expenses related to the initial public offering of the common stock of Holdings and all related transactions, (ii) distribute proceeds of the Term Loans to finance certain payments to the ESA Parties as compensation for amendments to the Borrower’s payment obligations under the ESAs and (iii) the Borrower may distribute proceeds of the Revolving Credit Loans to the ESA Parties in connection with payment of the Final Circuit Share Payments, in each case as contemplated by Section 4.16;

(j) the Borrower may redeem its common membership units in connection with the redemption of Borrower Membership Units by a member of the Borrower (other than Holdings) in accordance with Article 9 of the Borrower LLC Operating Agreement;

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(k) (x) repurchases of Capital Stock deemed to occur upon the exercise of stock options or the grant, vesting or payment of other equity compensation awards if the Capital Stock represents all or a portion of the exercise price thereof or is to pay related withholding taxes upon exercise of options or upon the grant, vesting or payment of other equity compensation awards (whether such Capital Stock is withheld from the Capital Stock otherwise issuable or is delivered by the holder of the option or other award in satisfaction of any obligation), including, without limitation, repurchases of Capital Stock in connection with equity compensation described in Section 3.5(c) of the Borrower LLC Operating Agreement (as in effect on the Amendment No. 2 Effective Date), and (y) Restricted Payments by the Borrower to allow the payment of cash in lieu of the issuance of fractional Capital Stock upon the exercise of options or warrants, upon the conversion or exchange of Capital Stock of the Borrower or in connection with the common unit adjustment pursuant to Section 4(b) of the Common Unit Adjustment Agreement (as in effect on the Amendment No. 2 Date).

7.7 Limitation on Capital Expenditures. At any time when the Consolidated Net Senior Secured Leverage Ratio is greater than 6.5 to 1.0, make or commit to make any Capital Expenditure, except (a) Capital Expenditures of the Borrower and its Subsidiaries in the ordinary course of business not exceeding $15,000,000 during any fiscal year; provided, that (i) any such amount referred to above, if not so expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year and (ii) Capital Expenditures made pursuant to this clause (a) during any fiscal year shall be deemed made, first, in respect of amounts permitted for such fiscal year as provided above and second, in respect of amounts carried over from the prior fiscal year pursuant to subclause (i) above, (b) Capital Expenditures made with the proceeds of any Reinvestment Deferred Amount, (c) Capital Expenditures made in connection with the replacement, substitution or restoration of assets but only to the extent such replacement, substitution or restoration is financed from or purchased with insurance proceeds paid on account of the loss of or damage to the assets being replaced or restored in connection with any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding resulting to any asset of the Borrower or any of its Subsidiaries that yields gross proceeds of less than $5,000,000, (d) any Capital Expenditure that constitutes a Permitted Acquisition, and (e) any Capital Expenditure reimbursed in cash from a third party.

7.8 Limitation on Investments. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting an ongoing business from, or make any other investment in, any other Person (all of the foregoing, “Investments”), except:

(a) extensions of trade credit in the ordinary course of business;

(b) Investments in Cash Equivalents;

(c) Investments arising in connection with the incurrence of Indebtedness permitted by Section 7.2(b) and (e);

(d) loans and advances to employees of the Borrower or any Subsidiaries of the Borrower in the ordinary course of business (including, without limitation, for travel, entertainment and relocation expenses) in an aggregate amount for the Borrower and Subsidiaries of the Borrower not to exceed $2,000,000 at any one time outstanding;

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(e) Investments in assets useful in the Borrower’s business made by the Borrower or any of its Subsidiaries with the proceeds of any Reinvestment Deferred Amount;

(f) Investments (other than those relating to the incurrence of Indebtedness permitted by Section 7.8(c)) by the Borrower or any of its Subsidiaries in the Borrower or any Person that, prior to such Investment, is a Subsidiary Guarantor, or by any Subsidiary that is not a Subsidiary Guarantor to any other Subsidiary that is not a Subsidiary Guarantor;

(g) Investments consisting of prepaid expenses made in the ordinary course of business;

(h) Investments consisting solely of appreciation in value of Investments permitted under this Section 7.8;

(i) Acquisitions permitted by Section 7.4(a) and (b) and Investments resulting from any transaction permitted by Section 7.5(d);

(j) Investments as a result of the receipt of non-cash consideration in the settlement of any litigation or claims;

(k) Acquisitions by the Borrower of Holdings Common Stock in connection with the redemption of Borrower Membership Units by a member of the Borrower (other than Holdings) in accordance with Article 9 of the Borrower LLC Operating Agreement;

(l) Acquisitions by the Borrower or any of its Subsidiaries (each a “Permitted Acquisition”); provided that (i) immediately prior to and after giving effect to such Permitted Acquisition, no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) each applicable Loan Party and any newly created or acquired Subsidiary shall, or will within the times specified therein, have complied with the requirements of Section 6.10, (iii) such Acquisition is of a Person or ongoing business in a line of business in which the Borrower and its Subsidiaries is permitted to engage pursuant to Section 7.15, (iv) if such Permitted Acquisition is a Material Permitted Acquisition, after giving effect thereto on a pro forma basis, the Consolidated Net Senior Secured Leverage Ratio shall be less than or equal to 6.50 to 1.00; provided that, for purposes of determining the Consolidated Net Senior Secured Leverage Ratio for this clause (l(iv)), the aggregate amount of Revolving Credit Loans included in the calculation of Consolidated Senior Secured Debt shall not exceed the Revolving Credit Commitments in effect on the date of such Permitted Acquisition, and (v) the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent, certifying that all of the requirements set forth in this Section 7.8(l) have been satisfied or will be satisfied on or prior to the consummation of such Permitted Acquisition and disclosing any Indebtedness assumed in connection with such Permitted Acquisition as permitted by Section 7.2(m);

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(m) Investments consisting of endorsements for collection or deposit in the ordinary course of business;

(n) Investments consisting of indemnification obligations to the respective officers, directors and managers of the Borrower and any of its Subsidiaries to the extent required under the organizational documents of the Borrower or such Subsidiary, as applicable;

(o) Investments resulting from the creation of new Subsidiaries of the Borrower as otherwise permitted hereunder; provided that the Borrower shall comply with Section 6.10 in connection therewith;

(p) Investments consisting of payments required to be made pursuant to any Hedge Agreement;

(q) Investments consisting of loans and advances to Holdings made in lieu of (but not in addition to) the Restricted Payments permitted to be made pursuant to Sections 7.6(c) through (f) and 7.6(i);

(r) Investments consisting of advances to Georgia Theater Company-II in connection with dispositions permitted under Section 7.5(h);

(s) Investments arising from the Borrower or any of its Subsidiaries offering such concessionary trade terms, or from receiving such Investments, in connection with the bankruptcy or reorganization of their respective suppliers or customers or the settlement of disputes with such customers or suppliers arising in the ordinary course of business, as management deems reasonable;

(t) in addition to Investments otherwise expressly permitted by Sections 7.8(a) through (s), Investments by the Borrower or any of its Subsidiaries in an aggregate amount (valued at cost) not to exceed $25,000,000 during the term of this Agreement; and

(u) in addition to Investments otherwise expressly permitted by this Section, Investments by the Borrower or any of its Subsidiaries made after the Amendment No. 2 Effective Date in an aggregate amount (valued at cost) not to exceed $35,000,000 at any one time outstanding.

7.9 Limitation on Amendments to Other Documents. Amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of the Senior Notes Indenture, ESAs, the Management Agreement or the Tax Receivable Agreement in any manner except to the extent that any such amendment, supplement or modification would not reasonably be expected to be materially adverse to the Lenders.

7.10 Limitation on Transactions with Affiliates. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of

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any service or the payment of any management, advisory or similar fees, with any Affiliate (other than the Borrower or any Subsidiary) unless such transaction is (a) not otherwise prohibited under this Agreement, and (b) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate. Notwithstanding the foregoing, (x) the transactions contemplated by the ESAs, the Tax Receivable Agreement, the Management Agreement and the other agreements identified on Schedule 7.10 shall be permitted and (z) this Section 7.10 shall not prohibit or prevent the making of Restricted Payments under Section 7.6, the making of Investments permitted by Section 7.8(d) or payment by the Borrower of the Final Circuit Share Payments.

7.11 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary.

7.12 Limitation on Changes in Fiscal Periods. Permit the fiscal year of the Borrower to end on a day other than the first Thursday after December 25th in any calendar year or change the Borrower’s method of determining fiscal quarters; provided that the Borrower may change its fiscal year to the calendar year beginning January 1 and ending December 31 and may change the method of determining fiscal quarters accordingly so long as the Borrower gives the Administrative Agent prior written notice thereof.

7.13 Limitation on Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, to secure the Obligations or, in the case of any guarantor, its obligations under the Guarantee and Collateral Agreement, other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any purchase money Liens or Capital Lease Obligations or other secured Indebtedness otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (c) customary non-assignment provisions or other restrictions on Liens arising under leases, subleases, licenses, sublicenses, joint venture agreements or other agreements entered into in the ordinary course of business ~~and~~, (d) the Specified Hedge Agreements and other Hedge Agreements contemplated by Section 7.3(r) and (e) the Senior Secured Note Indenture.

7.14 Limitation on Restrictions on Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Subsidiary, (b) make Investments in the Borrower or any other Subsidiary or (c) transfer any of its assets to the Borrower or any other Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, (iii) customary non-assignment provisions or other restrictions on Liens arising under leases, subleases, licenses,

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sublicenses, joint venture agreements or other agreements entered into in the ordinary course of business, (iv) any restriction on a Subsidiary existing prior to the time such Subsidiary first becomes a Subsidiary of the Borrower so long as such restrictions were not entered into in contemplation of such Person becoming a Subsidiary of the Borrower, (v) any restrictions contained in agreements governing any purchase money Liens, Capital Lease Obligations or other secured Indebtedness otherwise permitted hereby (so long as such restrictions are only effective against the assets financed thereby), (vi) restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business.

7.15 Limitation on Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or that are reasonably related thereto.

~~7.16~~

SECTION 8. EVENTS OF DEFAULT

If any of the following events shall occur and be continuing:

(a) the Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder or under any other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof or thereof; or

(b) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or written financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made or furnished; or

(c) (i) any Loan Party shall default in the observance or performance of any agreement contained in clause (i) or (ii) of Section 6.4(a) (with respect to the Borrower only), Section 6.7(a) or Section 7 (provided, however, that in the case of a non-consensual Lien not permitted under Section 7.3 (other than Liens on Collateral consisting of contracts, agreements or Capital Stock), such failure remains unremedied for five (5) Business Days after a Responsible Officer knows or has reason to know of such non-consensual Lien), or in Section 5.1 (but only to the extent relating to Sections of the Credit Agreement specified in this Section 8(c)), 5.3(a), 5.3(b), 5.5(a), 5.6, 5.8(b) or 5.10(d) of the Guarantee and Collateral Agreement or (ii) an “Event of Default” under and as defined in any Mortgage shall have occurred and be continuing; or

(d) any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after the earlier of (i) notice to the Borrower from the Administrative Agent or the Required Lenders and (ii) the date on which a Responsible Officer knows of such default; or

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(e) The Borrower or any of its Subsidiaries shall (i) default in making any payment of any principal of, or interest on, any Indebtedness (including, without limitation, any Guarantee Obligation, but excluding the Loans and Reimbursement Obligations and guaranties thereof) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or to become subject to a mandatory offer to purchase by the obligor thereunder or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that a default, event or condition described in clause (i) or (ii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i) or (ii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $25,000,000; or

(f) (i) The Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

(g) (i) any Person shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any “accumulated funding deficiency” (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a

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Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders shall be likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, would, in the sole judgment of the Required Lenders, reasonably be expected to have a Material Adverse Effect; or

(h) one or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving for the Borrower and its Subsidiaries taken as a whole a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $25,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

(i) any of the Security Documents shall cease, for any reason (other than by reason of the express release thereof pursuant to Section 10.15), to be in full force and effect, or any Loan Party or Holdings shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

(j) the guarantee contained in Section 2 of the Guarantee and Collateral Agreement shall cease, for any reason (other than by reason of the express release thereof pursuant to Section 10.15), to be in full force and effect or any Loan Party or Holdings shall so assert; or

(k) any Change of Control shall occur;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Revolving Credit Facility Lenders, the Administrative Agent may, or upon the request of the Majority Revolving Credit Facility Lenders, the Administrative Agent shall, by notice to the Borrower declare the Revolving Credit Commitments to be terminated forthwith, whereupon the Revolving Credit Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice

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to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. In the case of all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired face amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto).

SECTION 9. THE AGENTS

9.1 Appointment. Each Lender hereby irrevocably designates and appoints the Agents as the agents of such Lender under this Agreement and the other Loan Documents, and each Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Each Lender hereby authorizes the Administrative Agent to enter into the other Loan Documents (including, for the avoidance of doubt, the Intercreditor Agreement) on terms reasonably acceptable to the Administrative Agent (it being understood that in the case of any Lien contemplated to be pari passu basis with the Liens securing the Obligations, the Intercreditor Agreement is deemed to be customary and acceptable) and to perform its respective obligations thereunder and to take such action and to exercise the powers, rights and remedies granted to it thereunder and with respect thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent.

9.2 Delegation of Duties. Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

9.3 Exculpatory Provisions. Neither any Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found

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by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

9.4 Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Loan Parties), independent accountants and other experts selected by such Agent. The Agents may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 10.6 and all actions required by such Section in connection with such transfer shall have been taken. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

9.5 Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent shall have received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent shall receive such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

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9.6 Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither any of the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

9.7 Indemnification. The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), for, and to save each Agent harmless from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent’s gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

9.8 Agent in Its Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent. With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, each Agent shall have the same rights

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and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity.

9.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 10 days’ notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8(a) or Section 8(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 10 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. The Syndication Agent may, at any time, by notice to the Lenders and the Administrative Agent, resign as Syndication Agent hereunder, whereupon the duties, rights, obligations and responsibilities of the Syndication Agent hereunder shall automatically be assumed by, and inure to the benefit of, the Administrative Agent, without any further act by the Syndication Agent, the Administrative Agent or any Lender. After any retiring Agent’s resignation as Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

9.10 Authorization to Release Liens and Guarantees. The Administrative Agent is hereby irrevocably authorized by each of the Lenders to effect any release of Liens or guarantee obligations contemplated by Section 10.15.

9.11 The Arranger; the Syndication Agent; the Co-Documentation Agents. Neither the Arranger, the Syndication Agent nor the Co-Documentation Agents, in their respective capacities as such, shall have any duties or responsibilities, nor shall any such Person incur any liability, under this Agreement and the other Loan Documents.

SECTION 10. MISCELLANEOUS

10.1 Amendments and Waivers. Neither this Agreement or any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or (with the written consent of the Required Lenders) the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents (including amendments and restatements hereof or thereof) for the purpose

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of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as may be specified in the instrument of waiver, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

(i) forgive the principal amount or extend the final scheduled date of maturity of any Loan or Reimbursement Obligation, extend the scheduled date of any amortization payment in respect of any Term Loan, reduce the stated rate of any interest or fee payable under this Agreement (except (x) in connection with the waiver of applicability of any post-default increase in interest rates (which waiver shall be effective with the consent of the Majority Facility Lenders of each adversely affected Facility) and (y) that any amendment or modification of defined terms used in the financial covenant in this Agreement shall not constitute a reduction in the rate of interest or fees for purposes of this clause (i)) or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Commitment of any Lender, in each case without the consent of each Lender directly affected thereby;

(ii) amend, modify or waive any provision of this Section or reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release all or substantially all of the Subsidiary Guarantors from their guarantee obligations under the Guarantee and Collateral Agreement, in each case without the consent of all the Lenders;

(iii) amend, modify or waive any condition precedent to any extension of credit under the Revolving Credit Facility set forth in Section 5.2 (including, without limitation, the waiver of an existing Default or Event of Default required to be waived in order for such extension of credit to be made) without the consent of the Majority Revolving Credit Facility Lenders;

(iv) reduce the percentage specified in the definition of Majority Facility Lenders with respect to any Facility without the consent of all of the Lenders under such Facility;

(v) amend, modify or waive any provision of Section 9, or any other provision affecting the rights, duties or obligations of any Agent, without the consent of any Agent directly affected thereby;

(vi) amend, modify or waive any provision of Section 2.6 or 2.7 without the consent of the Swing Line Lender;

(vii) amend, modify or waive any provision of Section 2.18 without the consent of each Lender directly affected thereby;

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(viii) amend, modify or waive any provision of Section 3 without the consent of each Issuing Lender affected thereby;

(ix) impose restrictions on assignments and participations that are more restrictive than, or additional to, those set forth in Section 10.6 without the consent of each Lender directly affected thereby;

(x) subject to the terms of Section 2.12(d), amend the application of payments to the Term Loans pursuant to Section 2.12 without the consent of the Majority Term Loan Facility Lenders.

Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Any such waiver, amendment, supplement or modification shall be effected by a written instrument signed by the parties required to sign pursuant to the foregoing provisions of this Section; provided, that delivery of an executed signature page of any such instrument by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

For the avoidance of doubt, this Agreement and any other Loan Document may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and each Loan Party to each relevant Loan Document (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof (collectively, the “Additional Extensions of Credit”) to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and Revolving Extensions of Credit and the accrued interest and fees in respect thereof and (y) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and Majority Revolving Facility Lenders; provided, however, that no such amendment shall permit the Additional Extensions of Credit to share ratably with or with preference to the Loans in the application of mandatory prepayments without the consent of the Majority Term Loan Facility Lenders.

In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, the Borrower and the Lenders providing the relevant Replacement Term Loans (as defined below) to permit the refinancing or modification of all outstanding Term Loans (“Refinanced Term Loans”) with a replacement “B” term loan tranche hereunder (“Replacement Term Loans”), provided that (a) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Refinanced Term Loans plus the amount of any fees and expenses incurred by the Borrower in connection with such refinancing, (b) the Applicable Margin for such Replacement Term Loans shall not be higher than the Applicable Margin for such Refinanced Term Loans, (c) the weighted average life to maturity of such Replacement Term Loans shall not be shorter than the weighted average life to maturity of such Refinanced Term Loans at the time of such refinancing and (d) all other terms

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applicable to such Replacement Term Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loans than, those applicable to such Refinanced Term Loans, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Term Loans in effect immediately prior to such refinancing.

In addition, notwithstanding the foregoing, this Agreement, including this Section 10.1, and the other Loan Documents may be amended (or amended and restated) pursuant to Section 2.25 in order to add Incremental Term Loans or Revolving Credit Commitment Increases to this Agreement and (a) to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement (including the rights of the lenders holding Incremental Term Loans to share ratably with the Term Facility in prepayments pursuant to Section 2.12) and the other Loan Documents with the Term Loans and Revolving Credit Loans and the accrued interest and fees in respect thereof, (b) to include appropriately the Lenders holding such credit facilities in any determination of the required consent of the Lenders pursuant to this Section 10.1, and (c) to amend any other provision of the Loan Documents so that the Incremental Facilities are appropriately incorporated (including this Section 10.1).

In addition, notwithstanding the foregoing, if the Required Lenders shall have approved any amendment, the Borrower shall be permitted to replace any non-consenting Lender with another lender, provided that, (i) the replacement lender shall purchase at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (ii) the Borrower shall be liable to such replaced Lender under Section 2.21 if any Eurodollar Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto (as if such purchase constituted a prepayment of such Loans), (iii) such replacement lender, if not already a Lender, shall be reasonably satisfactory to the Administrative Agent and, with respect to the replacement of a Revolving Credit Lender, each Issuing Lender (such consent not to be unreasonably withheld), (iv) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein), (v) such replacement Lender shall consent to the proposed amendment and (vi) any such replacement shall not be deemed to be a waiver of any rights the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender or of the replaced Lender against the Borrower.

10.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed (a) in the case of the Borrower and the Agents, as follows and (b) in the case of the Lenders, as set forth in an administrative questionnaire delivered to the Administrative Agent or on Schedule I to the Lender Addendum to which such Lender is a party or, in the case of a Lender which becomes a party to this Agreement pursuant to an Assignment and Acceptance, in such Assignment and Acceptance or (c) in the case of any party, to such other address as such party may hereafter notify to the other parties hereto:

The Borrower:	National CineMedia, LLC 9110 East Nichols Avenue, Suite 200 Centennial, CO 80112-3405 Attention Gary Ferrera and David Oddo Telecopy: 303-792-8668 Telephone: 303-792-3600

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With a copy to:	Ralph E. Hardy, General Counsel Telecopy: 303-792-8649 Telephone: 303-792-3600

The Syndication Agent:	JPMorgan Chase Bank, N.A. 270 Park Avenue New York, New York 10017 Attention: Telecopy: Telephone:

The Administrative Agent:

Barclays Bank PLC

70 Hudson St., 10th Floor

Jersey City, NJ 07302

Attention: Nicholas J. Guzzardo, Portfolio

Administrator, Barclays Capital

Telecopy: 917-522-0569

Telephone: 201-499-8095

Email: xrausloanops5@barclayscapital.com

With a copy to:

Any Issuing Lender:	As notified by such Issuing Lender to the Administrative Agent and the Borrower

provided that any notice, request or demand to or upon the any Agent, any Issuing Lender or any Lender shall not be effective until received.

Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Section 2 unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

10.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

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10.4 Survival of Representations and Warranties. All representations and warranties made herein, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

10.5 Payment of Expenses. The Borrower agrees (a) to pay or reimburse the Agents for all their reasonable out-of-pocket costs and expenses incurred in connection with the syndication of the Facilities (other than fees payable to syndicate members) and the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of Intralinks, (b) to pay or reimburse each Lender and the Agents for all their costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, including, without limitation, the fees and disbursements of counsel (including the allocated fees and disbursements and other charges of in-house counsel) to each Lender and of counsel to the Agents, (c) to pay, indemnify, or reimburse each Lender and the Agents for, and hold each Lender and the Agents harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify or reimburse each Lender, each Agent, their respective affiliates, and their respective officers, directors, trustees, employees, advisors, agents and controlling persons (each, an “Indemnitee”) for, and hold each Indemnitee harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by an Indemnitee or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds thereof (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Materials of Environmental Concern on or from any property owned, occupied or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries or any ~~or~~of their respective properties, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, and regardless of whether any Indemnitee is a party thereto (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”), provided, that the Borrower shall have no obligation hereunder to any Indemnitee with respect to

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Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. The Borrower acknowledges that information and documents relating to the Facilities may be transmitted through SyndTrak, Intralinks, the internet, e-mail, or similar electronic transmission systems, and, notwithstanding anything herein to the contrary, that no Indemnitee shall be liable for any damages arising from the unauthorized use by others of information or documents occurring as a result of such information or documents being transmitted in such manner unless resulting from such Indemnitee’s gross negligence or willful misconduct, and neither the Borrower nor any Indemnitee shall be liable for any special, indirect, consequential or punitive damages in connection with the Facilities. The Borrower shall have the right to undertake, conduct and control through counsel of its own choosing (which counsel shall be acceptable to the applicable Indemnitee acting reasonably), the conduct and settlement of claims with respect to the related Indemnified Liabilities, and such Indemnitee shall cooperate with the Borrower in connection therewith; provided that the Borrower shall permit such Indemnitee to participate in such conduct and settlement through counsel chosen by such Indemnitee. Notwithstanding the foregoing, each Indemnitee shall have the right to employ its own counsel and the reasonable fees and expenses of such counsel shall be at the Borrower’s cost and expense if such Indemnitee reasonably determines that (i) the Borrower’s counsel is not defending any claim or proceeding in a manner reasonably acceptable to such Indemnitee or (ii) the interest of the Borrower and such Indemnitee have become adverse in any such claim or cause of action, provided, however, that in such event, the Borrower shall only be liable for the reasonable legal expenses of one counsel for all such Indemnitees. If clause (ii) of the immediately preceding sentence is applicable, at the option of the applicable Indemnitee, its attorneys shall control the resolution of any such claim with respect to the related Indemnified Liabilities. The Borrower shall not, without the prior written consent of each Indemnitee affected thereby, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not such Indemnitee is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (a) includes an unconditional release of such Indemnitee from all liability arising out of such action or claim, (b) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such Indemnitee and (c) does not require such Indemnitee to pay any form of consideration to any party or parties (including, without limitation, the payment of money) in connection therewith. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries so to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee until all Obligations (other than obligations in respect of any Specified Hedge Agreement and other than indemnity obligations that survive the termination of this Agreement and for which no notice of a claim has been received by the Borrower as of such termination) have been paid in full, all Commitments have terminated or expired and no Letter of Credit shall be outstanding. All amounts due under this Section shall be payable not later than 30 days after written demand therefor. Statements payable by the Borrower pursuant to this Section shall be submitted to Gary Ferrera and David Oddo (Telephone No. 303-792-3600) (Fax No. 303-792-8668), at the address of the Borrower set forth in Section 10.2,

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or to such other Person or address as may be hereafter designated by the Borrower in a notice to the Administrative Agent. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

10.6 Successors and Assigns; Participations and Assignments. ~~(a)~~(a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agents, all future holders of the Loans and their respective successors and assigns, except that (i) the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and each Lender and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Agreement.

(b) ~~(b)~~ Any Lender may, without the consent of the Borrower, in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities, in each case other than to any entity that such Lender has knowledge is a competitor (or an affiliate of a known competitor) of the Borrower or any Founding Member (each, a “Participant”) participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender’s obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except that a Lender may agree with a Participant that it will not consent to any amendment, waiver or consent that would require the consent of all Lenders pursuant to Section 10.1 without the consent of such Participant. The Borrower agrees that each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff provided under Section 10.7(b) in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 10.7(a) as fully as if such Participant were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of, and subject to the requirements of, Sections 2.19, 2.20, 2.21 and 2.23 with respect to its participation in the Commitments and the Loans outstanding from time to time as if such Participant were a Lender; provided that, in the case of Section 2.20, such Participant shall have complied with the requirements of said Section, and provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

(c) ~~(c)~~ Any Lender (an “Assignor”) may, in accordance with applicable law and upon written notice to the Administrative Agent, at any time and from time to time assign to any Lender or any affiliate, Related Fund or Control Investment Affiliate thereof, in

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each case other than to an entity that such Lender has knowledge is a competitor (or an affiliate of a known competitor) of the Borrower or any Founding Member or, with the consent of the Borrower and the Administrative Agent and, in the case of any assignment of Revolving Credit Commitments, the written consent of the Issuing Lender and the Swing Line Lender (which, in each case, shall not be unreasonably withheld or delayed (it being understood that the Borrower shall have the right to waive its consent rights hereunder by notice to the Administrative Agent) (provided that no such consent need be obtained by any Barclays Entity for a period of 60 days following the Closing Date)), to an additional bank, financial institution or other entity (an “Assignee”) all or any part of its rights and obligations under this Agreement pursuant to an Assignment and Acceptance, substantially in the form of Exhibit E (an “Assignment and Acceptance”), executed by such Assignee and such Assignor (and, where the consent of the Borrower, the Administrative Agent or the Issuing Lender or the Swing Line Lender is required pursuant to the foregoing provisions, by the Borrower and such other Persons) and delivered to the Administrative Agent for its acceptance and recording in the Register; provided that (i) no such assignment to an Assignee (other than any Lender or any affiliate or Related Fund thereof) shall be in an aggregate principal amount of less than $1,000,000 in the case of the assignment of any Term Loans or $5,000,000 in the case of the assignment of any Revolving Credit Commitments (other than in the case of an assignment of all of a Lender’s interests under this Agreement), unless otherwise agreed by the Borrower and the Administrative Agent and (ii) no such assignment of any Revolving Credit Commitment shall be made to any holder of any Termed-Out Revolving Credit Loan without the consent of the Borrower in its sole and absolute discretion. Any such assignment need not be ratable as among the Facilities. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Commitments and/or Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of an Assignor’s rights and obligations under this Agreement, such Assignor shall cease to be a party hereto, except as to Section 2.19, 2.20, 2.23 and 10.5 in respect of the period prior to such effective date). Notwithstanding any provision of this Section, the consent of the Borrower shall not be required for any assignment that occurs at any time when any Event of Default shall have occurred and be continuing. For purposes of the minimum assignment amounts set forth in this paragraph, multiple assignments to or by two or more Related Funds shall be aggregated.

(d) ~~(d)~~ The Administrative Agent shall, on behalf of the Borrower, maintain at its address referred to in Section 10.2 a copy of each Assignment and Acceptance delivered to it and a register (the “Register”) for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, each Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loans and any Notes evidencing such Loans recorded therein for all purposes of this Agreement. Any assignment of any Loan, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of a Loan evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by a duly

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executed Assignment and Acceptance; thereupon, if requested by the designated Assignee, one or more new Notes in the same aggregate principal amount shall be issued to such designated Assignee, and the old Notes shall be returned by the Administrative Agent to the Borrower marked “canceled”. The Register shall be available for inspection by the Borrower or any Lender (with respect to any entry relating to such Lender’s Loans) at any reasonable time and from time to time upon reasonable prior notice.

(e) ~~(e)~~ Upon its receipt of an Assignment and Acceptance executed by an Assignor and an Assignee (and, in any case where the consent of any other Person is required by Section 10.6(b), by each such other Person) together with payment to the Administrative Agent of a registration and processing fee of $3,500 (treating multiple, simultaneous assignments by or to two or more Related Funds as a single assignment) (except that no such registration and processing fee shall be payable (y) in connection with an assignment by or to a Barclays Entity or (z) in the case of an Assignee which is an affiliate or Related Fund of a Lender or a Person under common management with a Lender), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Borrower. On or prior to such effective date, the Borrower, at its own expense, upon request and upon receipt by the Borrower of the old Notes (if any) for cancellation, shall execute and deliver to the Administrative Agent (in exchange for the Revolving Credit Note and/or applicable Term Notes, as the case may be, of the assigning Lender) a new Revolving Credit Note and/or applicable Term Notes, as the case may be, to the order of such Assignee in an amount equal to the Revolving Credit Commitment and/or applicable Term Loans, as the case may be, assumed or acquired by it pursuant to such Assignment and Acceptance and, if the Assignor has retained a Revolving Credit Commitment and/or Term Loans, as the case may be, upon request, a new Revolving Credit Note and/or Term Notes, as the case may be, to the order of the Assignor in an amount equal to the Revolving Credit Commitment and/or applicable Term Loans, as the case may be, retained by it hereunder. Such new Note or Notes shall be dated the Closing Date and shall otherwise be in the form of the Note or Notes replaced thereby.

(f) ~~(f)~~ For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests in Loans and Notes, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto.

(g) ~~(g)~~ Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the

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terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any state thereof. In addition, notwithstanding anything to the contrary in this Section 10.6(f), any SPC may (A) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender, or with the prior written consent of the Borrower and the Administrative Agent (which consent shall not be unreasonably withheld) to any financial institutions providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans, and (B) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC; provided that non-public information with respect to the Borrower may be disclosed only with the Borrower’s consent which will not be unreasonably withheld. In addition to the consent requirements set forth in Section 10.1, this paragraph (g) may not be amended without the written consent of any SPC with Loans outstanding at the time of such proposed amendment.

10.7 Adjustments; Set-off. ~~(a)~~(a) Except to the extent that this Agreement provides for payments to be allocated to a particular Lender or to the Lenders under a particular Facility, if any Lender (a “Benefitted Lender”) shall at any time receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Obligations, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender’s Obligations, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

(b) ~~(b)~~ In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon the occurrence and during the continuance of any Event of Default, to set off and appropriate and apply against any amount becoming due and payable by the Borrower hereunder or under any other Loan Document (whether at stated maturity, by acceleration or otherwise) such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any

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branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.

10.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement or of a Lender Addendum by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

10.9 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Borrower, the Agents, the Arranger and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Arranger, any Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

10.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10.12 Submission To Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally:

(a) submits for itself and its Property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

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(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) together with each Lender, each Agent and each Arranger waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

10.13 Acknowledgments. The Borrower hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

(b) neither the Arranger, any Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Arranger, the Agents and the Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Arranger, the Agents and the Lenders or among the Borrower and the Lenders.

10.14 Confidentiality. Each of the Arrangers, the Agents and the Lenders agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement or the other Loan Documents (provided that any such non-public information that is provided after the date of this Agreement is explicitly designated and marked by such Loan Party as confidential); provided that nothing herein shall prevent any Arranger, Agent or Lender from disclosing any such information (a) to any Arranger, any Agent, any other Lender or any affiliate of any thereof in connection with the transactions contemplated hereby or on a “need to know” basis (it being understood that any such Person to whom such disclosure is made will be informed of the confidential nature of such information and the requirement to maintain it as confidential and that such Arranger, Agent or Lender, as the case may be, shall be responsible for the compliance or breach by such Person with this Section), (b) to any Participant or Assignee (each, a “Transferee”) or prospective Transferee (in each case other than any entity that such Lender has knowledge is a competitor (or an affiliate of a known competitor) of the Borrower or any Founding Member) that agrees to comply with the provisions of this Section or substantially equivalent provisions pursuant to an agreement as to which the Loan Parties are express and intended third party beneficiaries, (c) to any of its employees, directors, agents, attorneys, accountants and other professional advisors in connection with the transactions contemplated hereby or on a “need to know” basis (it being understood that any such Person to whom such disclosure is made will be informed of the confidential nature of such information and the requirement to maintain it as confidential and that such Arranger, Agent or Lender, as the case may be, shall be responsible for

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the compliance or breach by such Person with this Section), (d) to any financial institution that is a direct or indirect contractual counterparty in swap agreements or such contractual counterparty’s professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section), (e) upon the request or demand of any Governmental Authority having jurisdiction over it, (f) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (g) in connection with any litigation or similar proceeding relating to the rights and duties of the parties hereto and to any other Loan Document under this Agreement or the other Loan Documents, (h) that has been publicly disclosed other than in breach of this Section, (i) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender or (j) in connection with the exercise of any remedy hereunder or under any other Loan Document; provided, however, that unless prohibited by applicable law, with respect to clauses (e), (f) and (g), each of the Agents, the Arrangers and the Lenders agrees to use its reasonable efforts to give the Borrower prompt notice of any such request for such confidential information.

10.15 Release of Collateral and Guarantee Obligations.

(a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon request of the Borrower in connection with any Disposition of Property permitted by the Loan Documents, the Administrative Agent shall (without notice to, or vote or consent of, any Lender, or any affiliate of any Lender that is a party to any Specified Hedge Agreement) take such actions as shall be required to release its security interest in any Collateral being Disposed of in such Disposition, and to release any guarantee obligations under any Loan Document of any Person being Disposed of in such Disposition, to the extent necessary to permit consummation of such Disposition in accordance with the Loan Documents.

(b) Notwithstanding anything to the contrary contained herein or any other Loan Document, when all Obligations (other than obligations in respect of any Specified Hedge Agreement and other than the indemnity obligations that survive the termination of this Agreement and for which no notice of a claim has been received by the Borrower as of such termination) have been paid in full, all Commitments have terminated or expired and no Letter of Credit shall be outstanding, then (i) the Collateral shall be released from the Liens created by the Security Documents and the Security Documents and all rights and obligations (other than those expressly stated to survive such termination) of the Administrative Agent, any Lender or any other secured party and each Loan Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person and (ii) upon request of the Borrower, the Administrative Agent shall (without notice to, or vote or consent of, any Lender, or any affiliate of any Lender that is a party to any Specified Hedge Agreement) take such actions as shall be required to release its security interest in all Collateral, and to release all guarantee obligations under any Loan Document, whether or not on the date of such release there may be outstanding Obligations in respect of Specified Hedge Agreements. Any such release of guarantee obligations shall be deemed subject to the provision that such guarantee obligations shall be reinstated if after such release any portion of any payment in

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respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.

10.16 Accounting Changes. In the event that any “Accounting Change” (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Change with the desired result that the criteria for evaluating the Borrower’s financial condition shall be the same after such Accounting Change as if such Accounting Change had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Change had not occurred. “Accounting Change” refers to any change in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

10.17 Delivery of Lender Addenda. Each initial Lender shall become a party to this Agreement by delivering to the Administrative Agent a Lender Addendum duly executed by such Lender, the Borrower and the Administrative Agent.

10.18 WAIVERS OF JURY TRIAL. THE BORROWER, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

10.19 Intercreditor Agreement. Notwithstanding anything to the contrary contained in this Agreement, if at any time the Administrative Agent shall enter into the Intercreditor Agreement and the Intercreditor Agreement shall remain outstanding, the rights granted to the Secured Parties hereunder and under the other Loan Documents, the lien and security interest granted to the Administrative Agent pursuant to this Agreement or any other Loan Document and the exercise of any right or remedy by the Administrative Agent hereunder or under any other Loan Document shall be subject to the terms and conditions of the Intercreditor Agreement. In the event of any conflict between the terms of this Agreement, any other Loan Document and the Intercreditor Agreement, the terms of the Intercreditor Agreement shall govern and control with respect to any right or remedy, and no right, power or remedy granted to the Administrative Agent hereunder or under any other Loan Document shall be exercised by the Administrative Agent and no direction shall be given by the Administrative Agent in contravention of the Intercreditor Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NATIONAL CINEMEDIA, LLC

By:
Name:
Title:

LEHMAN BROTHERS INC., as Arranger

By:
Name:
Title:

J.P. MORGAN SECURITIES INC., as Arranger

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Syndication Agent

By:
Name:
Title:

CREDIT SUISSE (USA) LLC, as Co-Documentation Agent

By:
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC., as Co-Documentation Agent

By:
Name:
Title:

EXECUTION VERSION

EXHIBIT D

FORM OF

ASSIGNMENT AND ASSUMPTION

Reference is made to the Credit Agreement, dated as of February 13, 2007, as amended by that certain Amendment, Resignation, Waiver, Consent and Appointment Agreement entered into as of March 31, 2010, as amended by Amendment No. 2 dated as of June 20, 2011 and as amended by Amendment No. 3 dated as of April 27, 2012 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among National CineMedia, LLC, a Delaware limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), Lehman Brothers Inc. and J.P. Morgan Securities, Inc., as joint lead arrangers (in such capacity, the “Arrangers”), JPMorgan Chase Bank, N.A., as syndication agent (in such capacity, the “Syndication Agent”), Credit Suisse (USA) LLC and Morgan Stanley Senior Funding, Inc., as co-documentation agents (in such capacity, the “Co-Documentation Agents”) and Barclays Bank PLC (as successor to Lehman Commercial Paper Inc.), as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

The Assignor identified on Schedule l hereto (the “Assignor”) and the Assignee identified on Schedule l hereto (the “Assignee”) agree as follows:

1. In accordance with, and subject to the terms and conditions of Section 10.6 of the Credit Agreement, the Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the “Assigned Interest”) in and to the Assignor’s rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto (individually, an “Assigned Facility”; collectively, the “Assigned Facilities”), in a principal amount for each Assigned Facility as set forth on Schedule 1 hereto. If any provision contained herein is inconsistent with, or in direct conflict with, any term or condition of Section 10.6 of the Credit Agreement, the term or condition of Section 10.6 of the Credit Agreement shall govern and control.

2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit

Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (c) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free of any lien, encumbrance or other adverse claim and (iii) it has the full power and authority and has taken action necessary to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (d) attaches any Notes held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Assumption; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 6.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.20(d) of the Credit Agreement.

4. The effective date of this Assignment and Assumption shall be the Effective Date of Assignment described in Schedule 1 hereto (the “Effective Date”). Following the execution of this Assignment and Assumption, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) [to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date] [to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.]

6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement.

7. This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

Schedule 1

to Assignment and Assumption

Name of Assignor:

Name of Assignee:

Effective Date of Assignment:

Facility Assigned	Total Revolving Credit Commitment/ Term Loans of all Lenders under each Facility	Amount of Facility/ Term Loans Assigned	Revolving Credit Percentage/Percentage of Term Loans of Assignee under each Facility Assigned*
Term Loans	$	$	. %
2014 Revolving Credit Commitment	$	$	. %
2017 Revolving Credit Commitment	$	$	. %

[Name of Assignor]	[Name of Assignee]

By:	By:
Title:	Title:

*	Calculate the commitment percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate commitments of all Lenders.

Accepted:	Consented To:

BARCLAYS BANK PLC, as	NATIONAL CINEMEDIA, LLC *
Administrative Agent	By: National CineMedia, Inc., its Manager

By:	By:
Title:	Title:

BARCLAYS BANK PLC, as
Administrative Agent

By:
Title:

[Issuing Lender] **

By:
Title:

[Swing Line Lender] **

By:
Title:

*	If necessary.
**	In the case of assignment of Revolving Credit Commitments

EXHIBIT F-2

FORM OF REVOLVING CREDIT NOTE

(2014 REVOLVING CREDIT LOANS)

THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$	New York, New York
, 20

FOR VALUE RECEIVED, the undersigned, National CineMedia, LLC, a Delaware limited liability company (the “Borrower”), hereby unconditionally promises to pay to                      (the “Lender”) or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the 2014 Revolving Credit Termination Date the principal amount of (a)              DOLLARS ($        ), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to Section 2.4 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.15 of the Credit Agreement.

The holder of this Note is authorized to indorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each 2014 Revolving Credit Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation of all or a portion thereof as the same Type, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such indorsement shall, to the extent permitted by law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of the Lender to make any such indorsement, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) any 2014 Revolving Credit Loan made to the Borrower by the Lender in accordance with the terms of this Note and the Credit Agreement.

This Note (a) is one of the Revolving Credit Notes referred to in the Credit Agreement dated as of February 13, 2007, as amended by that certain Amendment, Resignation, Waiver, Consent and Appointment Agreement entered into as of March 31, 2010, as amended by Amendment No. 2 dated as of June 20, 2011 and as amended by Amendment No. 3 dated as of April 27, 2012 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lender, the other Lenders party thereto, Barclays Bank PLC (as successor to Lehman Commercial Paper Inc.), as Administrative Agent, Lehman Brothers Inc. and J.P. Morgan Securities, Inc., as Arrangers, JPMorgan Chase Bank, N.A., as Syndication Agent, and others, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

Upon the occurrence and during the continuance of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, indorser or otherwise, hereby waive presentment, demand, protest and notice of protest, demand, dishonor and non-payment of this Note.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

NATIONAL CINEMEDIA, LLC

By:	National CineMedia, Inc., its Manager

By:
Name:
Title:

Schedule A

to Revolving Credit Note

(2014 Revolving Credit Loans)

LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS
Date	Amount of Base Rate Loans	Amount Converted to Base Rate Loans	Amount of Principal of Base Rate Loans Repaid	Amount of Base Rate Loans Converted to Eurodollar Rate Loans	Unpaid Principal Balance of Base Rate Loans	Notation Made By

Date	Amount of Base Rate Loans	Amount Converted to Base Rate Loans	Amount of Principal of Base Rate Loans Repaid	Amount of Base Rate Loans Converted to Eurodollar Rate Loans	Unpaid Principal Balance of Base Rate Loans	Notation Made By

Schedule B

to Revolving Credit Note

(2014 Revolving Credit Loans)

LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR RATE LOANS

Date	Amount of Eurodollar Rate Loans	Amount Converted to Eurodollar Rate Loans	Interest Period and Eurodollar Rate with Respect Thereto	Amount of Principal of Eurodollar Rate Loans Repaid	Amount of Eurodollar Rate Loans Converted to Base Rate Loans	Unpaid Principal Balance of Eurodollar Rate Loans	Notation Made By

Date	Amount of Eurodollar Rate Loans	Amount Converted to Eurodollar Rate Loans	Interest Period and Eurodollar Rate with Respect Thereto	Amount of Principal of Eurodollar Rate Loans Repaid	Amount of Eurodollar Rate Loans Converted to Base Rate Loans	Unpaid Principal Balance of Eurodollar Rate Loans	Notation Made By

EXHIBIT F-3

FORM OF REVOLVING CREDIT NOTE

(2017 REVOLVING CREDIT LOANS)

THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$	New York, New York
, 20

FOR VALUE RECEIVED, the undersigned, National CineMedia, LLC, a Delaware limited liability company (the “Borrower”), hereby unconditionally promises to pay to                      (the “Lender”) or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the 2017 Revolving Credit Termination Date the principal amount of (a)              DOLLARS ($            ), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to Section 2.4 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.15 of the Credit Agreement.

The holder of this Note is authorized to indorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each 2017 Revolving Credit Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation of all or a portion thereof as the same Type, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such indorsement shall, to the extent permitted by law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of the Lender to make any such indorsement, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) any 2017 Revolving Credit Loan made to the Borrower by the Lender in accordance with the terms of this Note and the Credit Agreement.

This Note (a) is one of the Revolving Credit Notes referred to in the Credit Agreement dated as of February 13, 2007, as amended by that certain Amendment, Resignation, Waiver, Consent and Appointment Agreement entered into as of March 31, 2010, as amended by Amendment No. 2 dated as of June 20, 2011 and as amended by Amendment No. 3 dated as of April 27, 2012 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lender, the other Lenders party thereto, Barclays Bank PLC (as successor to Lehman Commercial Paper Inc.), as Administrative Agent, Lehman Brothers Inc. and J.P. Morgan Securities, Inc., as Arrangers, JPMorgan Chase Bank, N.A., as

Syndication Agent, and others, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

Upon the occurrence and during the continuance of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, indorser or otherwise, hereby waive presentment, demand, protest and notice of protest, demand, dishonor and non-payment of this Note.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

NATIONAL CINEMEDIA, LLC

By: National CineMedia, Inc., its Manager

By:
Name:
Title:

Schedule A

to Revolving Credit Note

(2017 Revolving Credit Loans)

LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS

Date	Amount of Base Rate Loans	Amount Converted to Base Rate Loans	Amount of Principal of Base Rate Loans Repaid	Amount of Base Rate Loans Converted to Eurodollar Rate Loans	Unpaid Principal Balance of Base Rate Loans	Notation Made By

Schedule B

to Revolving Credit Note

(2017 Revolving Credit Loans)

LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR RATE LOANS

Date	Amount of Eurodollar Rate Loans	Amount Converted to Eurodollar Rate Loans	Interest Period and Eurodollar Rate with Respect Thereto	Amount of Principal of Eurodollar Rate Loans Repaid	Amount of Eurodollar Rate Loans Converted to Base Rate Loans	Unpaid Principal Balance of Eurodollar Rate Loans	Notation Made By

Date	Amount of Eurodollar Rate Loans	Amount Converted to Eurodollar Rate Loans	Interest Period and Eurodollar Rate with Respect Thereto	Amount of Principal of Eurodollar Rate Loans Repaid	Amount of Eurodollar Rate Loans Converted to Base Rate Loans	Unpaid Principal Balance of Eurodollar Rate Loans	Notation Made By

EXHIBIT F-4

FORM OF SWING LINE NOTE

THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$	New York, New York
, 200

FOR VALUE RECEIVED, the undersigned, National CineMedia, LLC, a Delaware limited liability company (the “Borrower”), hereby unconditionally promises to pay to                     (the “Swing Line Lender”) or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the latest Revolving Credit Termination Date, the principal amount of (a)         DOLLARS ($        ), or, if less, (b) the aggregate unpaid principal amount of all Swing Line Loans made by the Swing Line Lender to the Borrower pursuant to Section 2.6 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.15 of such Credit Agreement.

The holder of this Note is authorized to indorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Swing Line Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof. Each such indorsement shall, to the extent permitted by law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of the Swing Line Lender to make any such indorsement, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) any Swing Line Loan made to the Borrower by the Swing Line Lender in accordance with the terms of this Note and the Credit Agreement.

This Note (a) is the Swing Line Note referred to in the Credit Agreement dated as of February 13, 2007, as amended by that certain Amendment, Resignation, Waiver, Consent and Appointment Agreement entered into as of March 31, 2010, as amended by Amendment No. 2 dated as of June 20, 2011 and as amended by Amendment No. 3 dated as of April 27, 2012 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lender, the other Lenders party thereto, Barclays Bank PLC (as successor to Lehman Commercial Paper Inc.), as Administrative Agent, Lehman Brothers Inc. and J.P. Morgan Securities, Inc., as Arrangers, JPMorgan Chase Bank, N.A., as Syndication Agent, and others, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

Upon the occurrence and during the continuance of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, indorser or otherwise, hereby waive presentment, demand, protest and notice of protest, demand, dishonor and non-payment of this Note.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

NATIONAL CINEMEDIA, LLC

By: National CineMedia, Inc., its Manager

By:
Name:
Title:

Schedule A

to Swing Line Note

LOANS AND REPAYMENTS OF SWING LINE LOANS

Date	Amount of Swing Line Loans	Amount of Principal of Swing Line Loans Repaid	Unpaid Principal Balance of Swing Line Loans	Notation Made By

EXHIBIT K

[Attached separately]